                        TENNESSEE TAX-FREE PORTFOLIO

   The following supplement is provided to update and should be read in conjunction with the information provided in the Prospectus dated October 25, 1995.

The following information and text shall be inserted in lieu of the sections under "SUMMARY OF PORTFOLIO EXPENSES" on pages 3 and 4 of the prospectus.

A.  EXPENSE SUMMARY


                                              TENNESSEE TAX-FREE
                                                  PORTFOLIO
                                          ----------------------------

SHAREHOLDER TRANSACTION EXPENSES:         CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

Maximum Sales Load on Purchases
 (as a percentage of offering price)       None     3.75%       None
Sales Load Imposed on Reinvested
 Distributions                             None     None        None
Deferred Sales Load                        None     None        None
Redemption Fees                            None     None        None
Exchange Fee
 (as a percentage of average net assets)   None     None        None

ANNUAL PORTFOLIO OPERATING EXPENSES:
Management Fees*                           .10%     .10%        .10%
12b-1 Fees                                 .00%     .00%        .50%
Shareholder Servicing*                     .00%     .15%        .15%
Other Expenses*                            .59%     .72%        .70%
                                          -----    -----       -----

Total Portfolio Operating Expenses*        .69%     .97%       1.45%
                                          -----    -----       -----
                                          -----    -----       -----

*Net of expense waivers

   ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee), for managing the Portfolio's investments. First Tennessee has voluntarily agreed to waive its investment advisory fee to .10% of the Portfolio's average net assets, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administrative and Co-Administrative Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services.
ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. ALPS has agreed to waive its full administration fee for the first six months of the Portfolio's operation. Garland Capital Management (Garland), a division of First Tennessee, 4990 Poplar Avenue, 3rd Floor, Memphis, TN 38117, the Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services.

   If the waivers were not in effect, Management Fees would be .50% for each Class and 12b-1 fees would be .75% for Class III. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:


                                               TENNESSEE TAX-FREE
                                                   PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

Other Expenses                              .74%      .98%      .98%
Total Portfolio Operating Expenses         1.24%     1.63%     2.38%


   There is no guarantee that any waivers will continue at their stated levels.

   Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class
III to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 16 for further information.

   B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Tennessee Tax-Free Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or Portfolio operating expenses, both of which may vary significantly:

                                               TENNESSEE TAX-FREE
                                                   PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

1 year                                       $7      $47*       $15

3 years                                     $22      $67        $46

*Reflects imposition of the maximum sales charge at the beginning of the period.

   The following sentence shall be inserted in lieu of the third sentence of the first paragraph under the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and III - Investment
Requirement" on page 8 of the prospectus:

   "If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater."

   The following sentence shall be inserted after the third sentence of the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and Class III - Systematic Investment Program" on page 12 of the prospectus:

   "If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in each Portfolio is $50."

   The following sentence shall be inserted in lieu of the fourth sentence under the section entitled "WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY? - Distribution Plans and Shareholder Servicing Plans" on page 16 of the prospectus:

   "The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Investment Professionals are paid at the annual rate of .15% of the Portfolio's average net assets, for shareholder services and account maintenance..."

[LOGO]

FIRST FUNDS                                                   370 17TH STREET
                                                                   SUITE 2700
TENNESSEE TAX-FREE PORTFOLIO                          DENVER, COLORADO  80202
-----------------------------------------------------------------------------
PROSPECTUS FOR CLASS I, II, AND III
October 25, 1995
-----------------------------------------------------------------------------

   First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed mutual fund. The objective of the Tennessee Tax-Free Portfolio (the Portfolio) is to seek a high level of current income, which is exempt from federal and Tennessee personal income tax, by investing in a portfolio consisting primarily of Tennessee tax-exempt obligations. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

   This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar accounts (Fiduciary Accounts). Class I shares may be purchased on behalf of Fiduciary Accounts held by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other entities (each a Fiduciary and collectively referred to as Fiduciaries) serving in a fiduciary, advisory or agency capacity, that meet the investment threshold for this class of shares. Class II and III shares are designed for any investor that seeks mutual fund investment convenience plus a low investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary" on page 3.

   A Statement of Additional Information (dated October 25, 1995) for the Portfolio has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference. This Prospectus and Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE
PRINCIPAL AMOUNT INVESTED.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------
                             TABLE OF CONTENTS
                                                                PAGE
Summary Of Portfolio Expenses . . . . . . . . . . . . . . . . .   3
What Is The Investment Objective Of the Portfolio?. . . . . . .   4
Is The Portfolio A Suitable Investment? . . . . . . . . . . . .   5
What Are The Portfolio's Investment Policies And Limitations? .   6
How Are Investments, Exchanges And Redemptions Made?  . . . . .   7
How Is Performance Calculated?  . . . . . . . . . . . . . . . .  13
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . .  14
What Is The Effect Of Income Tax On This Investment?. . . . . .  14
What Advisory And Other Fees Do The Portfolios Pay? . . . . . .  15
How Is The Portfolio Organized? . . . . . . . . . . . . . . . .  16
Investment Instruments, Transactions, Strategies and Risks. . .  16
----------------------------------------------------------------------

-----------------------------------------------------------------------------
                     SUMMARY OF PORTFOLIO EXPENSES
-----------------------------------------------------------------------------

   The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear directly or indirectly. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information below is based upon anticipated operating expenses. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                               TENNESSEE TAX-FREE
                                                   PORTFOLIO
                                          ----------------------------

SHAREHOLDER TRANSACTION EXPENSES:         CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------
Maximum Sales Load on Purchases
 (as a percentage of offering price)        None     3.75%      None
Sales Load Imposed on Reinvested
 Distributions                              None     None       None
Deferred Sales Load                         None     None       None
Redemption Fees                             None     None       None
Exchange Fee                                None     None       None

ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                            .00%     .00%       .00%
12b-1 Fees                                  .00%     .00%       .50%
Shareholder Servicing*                      .00%     .25%       .25%
Other Expenses*                             .85%     .88%       .88%
                                           -----    -----      -----

Total Portfolio Operating Expenses*         .85%    1.13%      1.63%
                                           -----    -----      -----
                                           -----    -----      -----
*Net of expense waivers


   ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to First Tennessee Bank National Association (First Tennessee), for managing the Portfolio's investments. First Tennessee has voluntarily agreed to waive its entire investment advisory fee, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administrative and Co-Administrative Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. ALPS has agreed to waive its full administration fee for the first six months of the Portfolio's operation. Garland Capital Management (Garland), a division of First Tennessee, 4990 Poplar Avenue, 3rd Floor, Memphis, TN 38117, the Co-Administrator, is entitled to .05% of the Portfolio's average net assets for co-administration services. Garland has voluntarily agreed to waive this fee for Class I, however, there is no guarantee that the waiver will continue. Additionally, Garland has voluntarily agreed to waive this fee for all Classes for the first six months of the Portfolio's operation.

   If the waivers were not in effect, Management Fees would be .50% for each Class and 12b-1 fees would be .75% for Class III. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:


                                              TENNESSEE TAX-FREE
                                                  PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

Other Expenses                             1.04%     1.04%     1.04%
Total Portfolio Operating Expenses         1.54%     1.79%     2.54%

   There is no guarantee that any waivers will continue at their stated levels.

   Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 16 for further information.

   B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Tennessee Tax-Free Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or Portfolio operating expenses, both of which may vary significantly:

                                              TENNESSEE TAX-FREE
                                                  PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------
1 year                                       $9      $49*       $17
3 years                                     $27      $72*       $52

*Reflects imposition of maximum sales charge at the beginning of the period.

-----------------------------------------------------------------------------
            WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-----------------------------------------------------------------------------

   The Tennessee Tax-Free Portfolio's investment objective is to provide a high level of current income which is exempt from federal and Tennessee personal income tax. There is no assurance that the Portfolio will achieve its investment objective.

   The Portfolio invests in securities rated at least investment grade by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P), or another nationally recognized statistical rating service, or in unrated securities deemed by First Tennessee to be of comparable quality, issued by the State of Tennessee or any city, county, school district or any other political agency or sub-division of the State of Tennessee. These may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); industrial development bonds; private activity securities; standby commitments; and tender option bonds. It is a non-fundamental investment policy of the Portfolio that under normal conditions, it will invest its assets so that at least 65% of its income will be exempt from Tennessee personal income tax, and it is a fundamental policy of the Portfolio that at least 80% of its income will be exempt from federal income tax. As a non-fundamental investment policy, the Portfolio will invest its assets on an ongoing basis to achieve as fully as possible income that is tax-exempt for both
Tennessee and federal tax purposes.

   Municipal obligations are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.

   It is anticipated that the Portfolio normally will be invested in intermediate-to-long term bonds, and its dollar-weighted average maturity generally will be between 5 and 15 years, although it may invest in obligations of any maturity. If First Tennessee determines that market conditions warrant a shorter or longer average maturity within the range of 5 to 15 years, the Portfolio's investments will be adjusted accordingly.

   The Portfolio does not intend to invest in federally taxable obligations under normal conditions; however, it may, for temporary defensive purposes, invest in high quality taxable money market instruments, including U.S. government obligations; U.S. Treasury bills, notes and bonds; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may also buy and sell securities on a when-issued or delayed delivery basis, and may purchase zero coupon bonds.

   See "Investment Instruments, Transactions, Strategies And Risks" on page 16 for a further discussion of the Portfolio's investments.

-----------------------------------------------------------------------------
                IS THE PORTFOLIO A SUITABLE INVESTMENT?
-----------------------------------------------------------------------------

   By itself, the Tennessee Tax-Free Portfolio does not constitute a balanced investment plan; it emphasizes both federal and Tennessee personal tax-free income. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in securities as described previously in "What is the Investment Objective of the Portfolio?" In the event a security's credit rating is downgraded, its value can be expected to decrease. First Tennessee may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its average maturity to 15 years or less. An increase in interest rates will generally reduce the value of portfolio investments and a decline in interest rates will generally increase the value of portfolio investments. Shorter-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Longer-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. The Portfolio's share price, yield and total return will fluctuate, and an investment may be worth more or less than the original cost when shares are redeemed.

   In general, the secondary market for Tennessee obligations is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. There is, however, an established resale market for Tennessee obligations in which the Portfolio may invest. These considerations may have the effect of restricting the availability of such obligations for the Portfolio to purchase, may affect the choice of securities sold to meet redemption requests and may have the effect of limiting the ability of the Portfolio to sell or dispose of such securities. Also, valuation of such obligations may be more difficult.

SPECIAL FACTORS CONCERNING THE STATE OF TENNESSEE

   Because the Portfolio will ordinarily invest 65% or more of its total assets in Tennessee obligations, it is more susceptible to factors affecting Tennessee issuers than is a comparable fund not concentrated in the obligations located in a single state.

   Tennessee contains four geographically separated cities and a number of small towns spread throughout the state. The demography of the State is such that its economic strength is concentrated in Nashville, Memphis, Knoxville, and Chattanooga. The different geographic influences of these cities, strongly affect the economic growth and diversity of surrounding counties. The state also contains a number of emerging economic centers such as Johnson City/Bristol/Kingsport (Tri-Cities), Jackson, and Cookeville. Most of the remaining counties have more isolated and rural economies. Although rural, most of these economies often include some diversified, small scale manufacturing concerns which are often the cornerstone of local employment and personal income.

   Tennessee's industrialized economy is dominated by diverse manufacturing, which includes automotive, fabricated metals, non-electrical machinery, electronic equipment, chemicals and textiles. The State's industrial expansion has left Tennessee vulnerable to national economic cycles and foreign competition. Consequently, Tennessee has focused on developing growth in the services sector. The population increased 6.1%, from 4,976,000 in 1990 to 5,175,000 in 1994, with the State ranked seventeenth in total population among states in 1994. The August 1995 seasonally adjusted unemployment rate was 5.1%, as compared with an unemployment rate of 5.6% nationwide.

   Tennessee's financial operations are considerably different than most other states because there is no state payroll income tax. This factor, together with the State's reliance on the sales tax for approximately 60% of general fund receipts, exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. The second largest revenue generator is the gasoline tax. Operating surplus for the fiscal year ended June 1995 was $10.9 million which brings the General Fund balance to $4.45 billion.

   As of the date of this Prospectus, general obligations of the State of Tennessee are currently rated "AA+," "Aaa" and "AAA" by S&P, Moody's and Fitch Investors Service, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. There are no material state tax considerations for shareholders of this Portfolio other than those set forth under the section "What Is The Effect Of Federal Income Tax On This Investment?" on page 14.

   Further information about the types of securities in which the Portfolio may invest and the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" on page 16 and in the Statement of Additional Information.

-----------------------------------------------------------------------------
      WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
-----------------------------------------------------------------------------

   INVESTMENT LIMITATIONS. The Tennessee Tax-Free Portfolio has adopted the following investment limitations:

      (1) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

      (2) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

   Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval. The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, the Portfolio's policy that, under normal conditions, at least 80% of its income will be exempt from federal income tax, and limitations (1) and (2)(a) above. These limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

   Tennessee Tax-Free Portfolio is classified under the Investment Company Act of 1940, as amended (1940 Act) as a "non-diversified" investment company, which allows it to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Due to the relatively small number of issuers of Tennessee obligations, the Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal obligations on a national scale. The Portfolio is, therefore, more susceptible than a diversified portfolio to any single adverse economic or political occurrence or development affecting Tennessee issuers. The Portfolio will also be subject to an incremental risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Tennessee tax-exempt obligations for the Portfolio to achieve its objective of providing income exempt from Tennessee taxes.

   The Portfolio may also invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type.

   First Tennessee defines the issuer of a security depending on its terms and conditions. In identifying the issuer, First Tennessee will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

   It is the current position of the SEC staff that the Portfolio may not derive more than 20% of its income from municipal obligations that pay interest that is a preference item for purposes of the federal alternative minimum tax (AMT).

   To the extent that the Portfolio invests in private activity obligations, individuals who are subject to the AMT will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining their federal tax. Income distributions that are a tax preference item for purposes of the federal AMT are considered to be exempt from federal income tax for purposes of the Portfolio's fundamental policy that at least 80% of its income will be federally tax-exempt.

   The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

   From time to time, the Portfolio to the extent consistent with its investment objective, policies and restrictions, may invest in securities of cities, counties or municipalities with which First Tennessee or its affiliates have lending relationships and may engage in agency brokerage transactions with First Tennessee. Subject to receipt of exemptive relief, the

Portfolio may invest in securities underwritten by First Tennessee and may engage in brokerage transactions with First Tennessee acting as principal.

-----------------------------------------------------------------------------
           HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
-----------------------------------------------------------------------------

CLASS I
--------

WHO MAY INVEST?

   Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar Fiduciary Accounts. Class I shares may be purchased on behalf of Fiduciary Accounts held by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other Fiduciaries serving in a fiduciary, advisory or agency capacity who can meet the investment minimum.

HOW IS A FIDUCIARY ACCOUNT ESTABLISHED?

   An initial investment must be preceded by or made in conjunction with the establishment of a Fiduciary Account with a Fiduciary.
Establishment of a Fiduciary Account may require that documents and applications be completed and signed before the investment can be implemented. The Fiduciary may require that certain documents be provided prior to making a redemption from the Portfolio. Fiduciaries may charge fees in addition to those described herein based on their Fiduciary Account agreements. Fee schedules for Fiduciary Accounts are available upon request from the Fiduciary and are detailed in the agreements by which each client opens a Fiduciary Account.

HOW ARE INVESTMENTS MADE?

   Each Fiduciary will transmit orders to the Transfer Agent, Chase Global Funds Services Company (CGFSC). If an order is received by CGFSC prior to 4:00 p.m. Eastern time on any Business Day and the funds are received by CGFSC that day, the investment will begin accruing dividends on the day following purchase. Fiduciaries will wire funds through the Federal Reserve System. Purchases will be processed at the NAV calculated after an order is received in proper form and accepted by CGFSC. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), a Fiduciary must call CGFSC at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any class of a Portfolio without notice to shareholders.

   MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Fiduciary is $100,000. Fiduciaries may satisfy the minimum investment by aggregating their Fiduciary Accounts within the Portfolio. Subsequent investments may be in any amount. If a Fiduciary's Class I account falls below $50,000 due to redemption, the Portfolio may close the account. A Fiduciary may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the net asset per share (NAV) on the day the account is closed, and proceeds will be sent to the address of record.
Involuntary redemptions will be effected, if at all, at the last calculated NAV.

   Exchanges are generally permitted from Class I to another class should a beneficial owner of these shares cease to be eligible to purchase shares of Class I, Class I shares held in a Fiduciary Account may be converted to shares of another class upon distribution.

HOW ARE REDEMPTIONS MADE?

   Fiduciaries may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request in proper form and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

   Fiduciaries may make redemptions by wire provided they have established a wire account with CGFSC. Please call 1-800-442-1941 (option 2) to advise CGFSC of the wire. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with CGFSC. The Fiduciary may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC, 73 Tremont Street, Boston, Massachusetts, 02108. Shares redeemed will earn dividends declared, if any, through the date of redemption.

   Pursuant to the 1940 Act, if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the NYSE or the New York Federal Reserve is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, the Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

   If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to CGFSC. In case of suspension of the right of redemption, the Fiduciary may either withdraw its request for redemption, or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

   The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Garland's opinion, they are of a size that would disrupt management of the Portfolio.

   In order to allow Garland to manage the Portfolio most effectively, Fiduciaries are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify CGFSC at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Fiduciary and the account number(s) must be supplied.

   Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and a Fiduciary should verify the accuracy of confirmation statements immediately after receipt. If a Fiduciary does not want to be able to initiate redemptions and exchanges by telephone, please call CGFSC for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

   Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses" on page 3.

INVESTMENT REQUIREMENT

   The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program or the "A Plus Card Program", the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. See page 12 for additional information on the Systematic Investing Program. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed. Involuntary redemptions will be effected, if at all, at the last calculated NAV.

   All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled, and you could be liable for any losses or fees incurred.

   You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

   You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional. See page 12 for information on how to invest through your Investment Professional. Shares will be purchased based on the NAV next calculated after CGFSC has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to CGFSC before 4:00 p.m. Eastern time in order for you to receive that day's share price. CGFSC must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investment will begin accruing dividends on the day following purchase.

PUBLIC OFFERING PRICE

   Class III shares are bought without a load; that is, the offering price for such shares will be their NAV. The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Service Organizations which are financial institutions which have entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:


                         TOTAL SALES LOAD                      REALLOWANCE TO
                         FOR CLASS II SHARES                   SERVICE ORGANIZATIONS
                         -------------------                   ---------------------
                         AS A % OF OFFERING                    AS A % OF  OFFERING
AMOUNT OF TRANSACTION    PRICE PER SHARE      AS A % OF NAV    PRICE PER SHARE
Less than $100,000       3.75                 3.90             3.25
$100,000 to $249,999     3.00                 3.09             2.65
$250,000 to $499,999     2.25                 2.30             2.00
$500,000 to $999,999     1.50                 1.52             1.25
$1,000,000 and over      0.50                 0.50             0.40


The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, will provide additional non-cash promotional incentives to dealers in the form of attendance at a sales seminar at a resort. These incentives will be limited to certain dealers who have sold significant numbers of shares of any of the Portfolios of the Trust.

   You may purchase Class II shares without a sales load if the purchase will be (a) through your First Funds sponsored IRA upon rollover (and subsequent contributions) from another IRA, 401 Plan or 403 Plan if the trustee or custodian for such other IRA or Plan is a direct or indirect subsidiary or franchisee bank of First Tennessee; (b) through a discount broker that imposes a transaction charge with respect to such purchases; (c) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of banks or broker/dealer organizations affiliated with First Tennessee that have agreements to sell First Funds; (d) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child of a First Funds Trustee, officer or employee; or the child of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (e) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Code; (f) by financial institutions (including bank trust departments or divisions) investing on their own behalf or on behalf of their clients; (g) in accounts as to which a bank, registered investment adviser, or broker/dealer charges an asset management fee; (h) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past sixty (60) days upon presentation of purchase verification information; or (i) through certain promotions where the load is waived for investors.

   In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III
- How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a load, if you obtained such no-load shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

   In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same

First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

   You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

   To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, CGFSC at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

   RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

   LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

   If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

   QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other fiduciary for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

HOW DO I INVEST DIRECTLY?

   When opening a new account directly you must complete and sign an account application and send it to CGFSC, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 7:00 p.m. Central Time (9:00 a.m. to 8:00 p.m. Eastern Time), Monday through Friday.

Investments may be made in several ways:

   BY MAIL: Make your check payable to First Funds: Tennessee Tax-Free Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the Business Day that CGFSC receives your application in good order and processes your transaction.

   BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House
(ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to CGFSC. Be sure to indicate on the application under the section Account Privileges that you desire to have this option. Once you have completed this process, you can initiate a bank transfer by contacting CGFSC at 1-800-442-1941 (option 2). Please allow two or three days after the authorization for the transfer to occur.

   BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

          Chase Manhattan Bank, N.A.
          ABA #021000021
          First Funds
          Credit DDA #910-2-733335
          (Account Registration)
          (Account Number)
          (Wire Control Number) *See Below*

   Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

   Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

   You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request and will accrue dividends through the day of redemption. If a Portfolio account is closed any accrued dividends will be paid at the beginning of the following month.

   You may redeem shares in several ways:

   BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account . You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee.

   A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

   BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact CGFSC at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

   BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with CGFSC. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC, at 73 Tremont Street, Boston, Massachusetts, 02108.

   ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the New York

Stock Exchange (NYSE) or the Federal Reserve Bank of New York (New York Federal Reserve) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, the Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

   If you are unable to reach CGFSC by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to CGFSC. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension. Shares redeemed will earn dividends declared, if any, through the date of redemption.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

   If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

   The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. You will receive a written confirmation of each automatic transfer from your bank account to your Portfolio account, and a debit entry will appear on your bank account statement. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling CGFSC at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

   You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact your Investment Professional for more information.

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

   The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that class.

   The Portfolio is open for business each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of trading of the NYSE (normally 4:00 p.m. Eastern time).

   The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or, if quotations are not available, by a method that the Trustees believe accurately reflects fair value.

    DISTRIBUTION OPTIONS: The Portfolio earns interest from its stocks and interest from bond, money market, and other fixed-income investments.
These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Tennessee Tax-Free Portfolio are declared daily and paid monthly.

   When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are two available options:

   1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

   2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

   3. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

HOW ARE EXCHANGES MADE?

   An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by CGFSC. Fiduciaries may execute exchange transactions by calling CGFSC at 1-800-442-1941 (option 2) prior to 4:00 p.m. on any Business Day. Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

   When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be maintained.

   Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, Garland discourages frequent exchange activity in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Garland's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege and to suspend the offering of shares in any class without notice to shareholders. You or, if Class I, the Fiduciary, will receive written confirmation of each exchange transaction.

   Exchanges are generally not permitted from Class I to another class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in a Fiduciary Account may be converted for shares of another class.

STATEMENTS AND REPORTS

   You or, if Class I, the Fiduciary, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Fiduciary, will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Fiduciary. Please write to ALPS to request additional copies.

-----------------------------------------------------------------------------
                     HOW IS PERFORMANCE CALCULATED?
-----------------------------------------------------------------------------

   From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The yield is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the interest income it earned from its portfolio of investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

   The Portfolio also may quote the tax equivalent yield, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. A tax equivalent yield is calculated by dividing the tax-exempt current yield by the result of one minus a combined federal and Tennessee tax rate.

   Total return for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

   For additional performance information, contact your Investment Professional or ALPS for a free annual report and Statement of Additional Information for the Portfolio.

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                           PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------------------

   Municipal obligations and other fixed income securities are generally traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. The selection of such broker-dealers is generally made based upon the price, quality of execution services and research provided.

   Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions "the portfolio turnover rate" will vary from year to year depending on market conditions. The Portfolio's estimated portfolio turnover rate is not expected to exceed 50%.

-----------------------------------------------------------------------------
        WHAT IS THE EFFECT OF INCOME TAX ON THIS INVESTMENT?
-----------------------------------------------------------------------------

   The Portfolio intends to distribute substantially all of its net investment income, and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

   FEDERAL TAXES. Distributions from the Portfolio's taxable income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Fiduciary, an IRS Form 1099-DIV by January 31.

   Federally tax-free interest earned by the Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains from the sale of tax-free bonds results in a taxable capital gain distribution. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends.

   STATE TAXES. In the opinion of Fund counsel, Baker, Donelson, Bearman & Caldwell, Memphis, Tennessee, distributions received from the Portfolio will not be subject to Tennessee personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or on bonds or securities issued by the State of Tennessee or any county, municipality or political subdivision of Tennessee, including any agency, board, authority or commission thereof, without regard to maturity.

   CAPITAL GAINS. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to each investor or, if Class I, each Fiduciary and the IRS annually. However, because the tax treatment also depends on the purchase price and the investor's personal tax position, regular account statements should be used to determine the tax gain or loss.

   "BUYING A DIVIDEND." On the record date for a capital gain distribution, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price may be received back as a taxable distribution. Consult your tax advisor for more information.

   OTHER TAX INFORMATION. The information above is only a summary of some of the federal and Tennessee tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. Fiduciaries should consult their tax advisers for details and up-to-date information on the tax laws in their state to determine whether the Portfolio is suitable given a shareholder's particular tax situation.

   When you sign an account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.
If you do not comply with IRS regulations, the IRS can require the Portfolio to withhold 31% of distributions from your account.

-----------------------------------------------------------------------------
          WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-----------------------------------------------------------------------------

   INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Tennessee Tax-Free Portfolio is obligated to pay First Tennessee, a monthly management fee at the annual rate of .50% of its average net assets. First Tennessee has voluntarily agreed to waive its entire fee. This voluntary waiver can be discontinued at any time.

   Under the Investment Advisory and Management Agreement, First Tennessee may, with the prior approval of the Trustees, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the investment advisory agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by First Tennessee, First Tennessee shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by First Tennessee from the Portfolio.

   First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $13.2 billion in assets under administration (including nondiscretionary accounts) and $4.7 billion in assets under management as of June 30, 1995, as well as experience in supervising sub-advisers.

   ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 2700, Denver, Colorado 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .15% of average net assets. ALPS has agreed to waive its full administrative fee for the first six months of the Portfolio's operation.

   Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, Garland assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. Garland is voluntarily waiving this fee for Class I, however, there is no guarantee that this waiver will continue. Additionally, Garland has voluntarily agreed to waive its full co-administrative fee for all Classes for the first six months of the Portfolio's operation.

   As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. Garland and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of Garland may receive commissions or asset-based fees.

   TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (CGFSC), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N. A. is Custodian of the Portfolio's assets.

   PRICING AND ACCOUNTING. CGFSC calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

   DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act, as amended. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. Each
Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the Portfolio's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Investment Professionals are paid at the annual rate of .25% of the Portfolio's average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III, and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee and Administration Fee and will reduce both class' net income and total return.

-----------------------------------------------------------------------------
                       HOW IS THE PORTFOLIO ORGANIZED?
-----------------------------------------------------------------------------

   The Tennessee Tax-Free Portfolio is a non-diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

  Ralph W. Herbert, Vice President and Portfolio Manager, has seventeen years experience in the financial services industry and specializes in fixed income securities. Before joining First Tennessee in 1991, he was with Valley Fidelity Bank and Trust Company, (Valley), Knoxville, Tennessee, for three years. For the two years prior to joining Valley, he was a municipal debt underwriter.

-----------------------------------------------------------------------------
        INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS.
-----------------------------------------------------------------------------

   The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions it may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

   DELAYED DELIVERY TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

   DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

   ILLIQUID INVESTMENTS. Under the supervision of the Trustees, First Tennessee determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments and private placements.

   LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. First Tennessee may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, First Tennessee will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

   MUNICIPAL LEASE OBLIGATIONS are issued by a state and local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of significant loss to the Portfolio. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease- purchase payments made.

   MUNICIPAL REFUNDING COLLATERALIZED MORTGAGE OBLIGATIONS (MR CMOs) are CMOs originated from revenue bonds issued to fund low interest rate mortgages for first time home buyers with low to moderate incomes. The security is considered a "mortgage related security" for investment purposes; therefore, banks have no investment limitations or restrictions for purchasing the security for their own account. MR CMOs are attractive for investors seeking triple-A credit quality with above average yield.

   Municipal Securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial revenue bonds are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. Private activity municipal securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes.

   TAX-EXEMPT COMMERCIAL PAPER are promissory notes issued by municipalities to help finance short-term capital or operating needs.

   RESOURCE RECOVERY BONDS are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

REFUNDING CONTRACTS. The Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Portfolio may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

   REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. The Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, the Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, the Portfolio could experience a loss. In all cases, First Tennessee must find the creditworthiness of the other party to the transaction satisfactory.

   RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations.

   U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the

United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and ,therefore, they involve more risk than other government obligations.

   U.S. TREASURY OBLIGATIONS are obligations issued by the United States and backed by its full faith and credit.

   VARIABLE AND FLOATING RATE INSTRUMENTS, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice.

                            INVESTMENT ADVISER
                            ------------------

               First Tennessee Bank National Association


                                 OFFICERS
                                 --------

                      Richard C. Rantzow, President
                 Mark A. Pougnet, Treasurer & Secretary


                                 TRUSTEES
                                 --------

                           Thomas M. Batchelor
                             John A. DeCell
                            L.R. Jalenak, Jr.
                             Larry W. Papasan
                            Richard C. Rantzow


                      ADMINISTRATOR AND DISTRIBUTOR
                      -----------------------------

                    ALPS Mutual Funds Services, Inc.
                               Denver, CO


                 TRANSFER AND SHAREHOLDER SERVICING AGENT
                 ----------------------------------------

                   Chase Global Funds Services Company
                               Boston, MA


                                CUSTODIAN
                                ---------

                        Chase Manhattan Bank, N.A.
                               New York, NY

                                  FIRST FUNDS

                         370 17TH STREET, SUITE 2700
                            DENVER, COLORADO 80202

                         TENNESSEE TAX-FREE PORTFOLIO


                       SUPPLEMENT DATED JANUARY 3, 1995
TO THE STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                            DATED OCTOBER 25, 1995


THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - ADDITIONAL CLASS II AND CLASS III INFORMATION - SYSTEMATIC INVESTING PROGRAM", FOLLOWING THE FIFTH SENTENCE, ON PAGE 12.

     "FOR EMPLOYEES OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES, THE MINIMUM INITIAL INVESTMENT REQUIREMENT IS $50."


THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED
"TRUSTEES AND OFFICERS", PARAGRAPH 8, FOLLOWING THE FIRST SENTENCE, ON PAGE 14.

     "THE TRUSTEES WERE COMPENSATED, IN AGGREGATE, $32,500 FOR THEIR SERVICES PROVIDED DURING THE TRUST'S FISCAL YEAR ENDED JUNE 30, 1995."

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "DESCRIPTION OF THE TRUST - CLASSES", FOLLOWING THE LAST SENTENCE, ON PAGE 18.

     "PURSUANT TO A VOTE BY THE BOARD OF TRUSTEES, THE TRUST HAS ADOPTED
     RULE 18F-3 UNDER THE ACT AND HAS ISSUED MULTIPLE CLASSES OF SHARES WITH RESPECT TO EACH OF ITS PORTFOLIOS. ACCORDINGLY, THE RIGHTS, PRIVILEGES AND OBLIGATIONS OF EACH SUCH CLASS WILL BE DETERMINED IN ACCORDANCE WITH SUCH RULE.

THE FOLLOWING INFORMATION SHALL BE INSERTED IN THE FOURTH PARAGRAPH UNDER THE SECTION TITLED "ADMINISTRATION AGREEMENT AND OTHER CONTRACTS - ADMINISTRATOR AND DISTRIBUTOR", IN LIEU OF THE INFORMATION IN THE SECOND SENTENCE, ON
PAGE 15.

     "CLASS III IS OBLIGATED TO PAY ALPS MONTHLY A 12b-1 FEE AT THE ANNUAL RATE OF .75% OF AVERAGE NET ASSETS, ALL OR A PORTION OF WHICH MAY BE PAID OUT TO BROKER-DEALERS OR OTHERS INVOLVED IN THE DISTRIBUTION OF CLASS III SHARES. CLASS II AND III PAY SHAREHOLDER SERVICING FEES TO INVESTMENT PROFESSIONALS AT AN ANNUAL RATE OF .15% OF AVERAGE NET ASSETS AS MORE FULLY DESCRIBED UNDER THE SECTION "ADMINISTRATION AGREEMENT AND OTHER CONTRACTS - SHAREHOLDER SERVICES PLANS" ON
     PAGE 16 BELOW."

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "ADMINISTRATION AGREEMENT AND OTHER CONTRACTS - SHAREHOLDER SERVICES PLANS", FOLLOWING THE SECOND SENTENCE, ON PAGE 16.

     "FOR THESE SERVICES THE PARTICIPATING INVESTMENT PROFESSIONALS ARE PAID A SERVICE FEE AT THE ANNUAL RATE OF UP TO AND INCLUDING .15% OF AVERAGE NET ASSETS OF CLASS II AND CLASS III."

                                  FIRST FUNDS
                         TENNESSEE TAX-FREE PORTFOLIO
   STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                               OCTOBER 25, 1995

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each class of Tennessee Tax-Free Portfolio (dated October 25, 1995). Please retain this Statement for future reference. To obtain additional free copies of this Statement, the Annual Report, or of the Prospectus, please call the Distributor at 1-800-442-1941, Option 1 or write to the Distributor at 370 17th Street, Suite 2700, Denver CO 80202.


       TABLE OF CONTENTS                                  PAGE
Investment Restrictions and Limitations                     2
Investment Instruments                                      3
Special Considerations Affecting Tennessee                  7
Portfolio Transactions                                      7
Valuation of Portfolio Securities                           8
Performance                                                 9
Additional Purchase and Redemption Information             12
Distributions and Taxes                                    12
Trustees and Officers                                      14
Investment Advisory Agreement                              14
Administration Agreement and Other Contracts               15
Description of the Trust                                   17
Appendix                                                   18


INVESTMENT ADVISER
First Tennessee Bank National Association (First Tennessee or the
Investment Adviser)

ADMINISTRATOR AND DISTRIBUTOR
ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor)

CO-ADMINISTRATOR
Garland Capital Management, a division of First Tennessee Bank National Association (Garland or the Co-Administrator)

TRANSFER AGENT & CUSTODIAN
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

                   INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.


            INVESTMENT LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO

THE FOLLOWING ARE TENNESSEE TAX-FREE PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or the state of Tennessee or any county, municipality, or political subdivision of any of the foregoing, including any agency, board authority, or commission of the foregoing) if, as a result, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(8) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TENNESSEE TAX-FREE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) To meet federal tax requirements for qualification as a "regulated investment company," the Portfolio limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
       (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

(ii) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation 2). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The Portfolio does not currently intend during the coming year to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii)  The Portfolio does not currently intend during the coming year to
       (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.


                            INVESTMENT INSTRUMENTS

DELAYED DELIVERY TRANSACTIONS. The Portfolio may buy and sell securities on a delayed delivery or when-issued basis. These transactions involve a commitment by the Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The Portfolio may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. Tennessee Tax-Free Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. As an operating policy, the Portfolio intends to invest its assets to achieve as fully as possible tax exempt income for both Tennessee state and federal purposes. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities which in the judgment of First Tennessee are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio's standards for high-quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Aaa and Aa, and those described by Standard and Poor's Corporation (S&P) in rating corporate obligations within its two highest ratings of AAA and AA.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the Tennessee legislature that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Board of Trustees (the Trustees) would reevaluate the Portfolio's investment objective and policies.

Tennessee Tax-Free Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, First Tennessee determines the liquidity of Tennessee Tax-Free Portfolio's investments and, through reports from First Tennessee, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, First Tennessee may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities determined by First Tennessee to be illiquid. In the absence of market quotations, illiquid investments are valued at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MUNICIPAL LEASE OBLIGATIONS. The Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a

Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REFUNDING CONTRACTS. Tennessee Tax-Free Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15 - 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by Securities and Exchange Commission (SEC) guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS are transactions in which the Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. The Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by First Tennessee.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by First Tennessee. As a result, such transactions may increase fluctuations in the market values of the Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Tennessee Tax-Free Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time each decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Tennessee Tax-Free Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS are created by coupling an intermediate or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Tennessee Tax-Free Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the Portfolio, First Tennessee will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

Tennessee Tax-Free Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

ZERO COUPON BONDS do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                  SPECIAL CONSIDERATIONS AFFECTING TENNESSEE

TENNESSEE OBLIGATIONS. The following information as to certain Tennessee considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Tennessee issuers. Such information is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Tennessee issuers. Neither the Trust or the Portfolio has independently verified this information.

In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and
(2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

The financial operations of the State have been negatively impacted by the recent national economic downturn. The State was forced to partially drain down its General Fund balance of support operations. The General Fund balance was reduced to $7.3 million in 1991; however, operating surpluses for 1992 have built up the balance to $150.1 million for 1993.

Several new programs could have a negative impact on the financial operations of the State. A half percent increase in the sales tax rate, imposed in fiscal 1993, was dedicated to a new education program. This increase has since been made permanent. Tennessee will provide health care to the entire Medicaid population as well as the uninsured population in the State. A service tax that was implemented to help fund this program was repealed in connection with the implementation of the expanded health care program.

The Tennessee economy is largely based on manufacturing and services, which accounted for approximately 47% of the gross state product in 1989. The location of General Motors' Saturn project in Tennessee is believed to demonstrate the continuing viability of manufacturing in the State. Other important segments of the State economy include the wholesale and retail trade, transportation, and the government sector. The State unemployment rate for March 1994 declined to 5.3% from 5.8% for March 1993. The national average was 6.5% for March 1994. There can be no assurance that Tennessee's relatively favorable economic performance will continue.

As of the date of this Statement of Additional Information, general obligations of the State of Tennessee are rated "AA+," "Aaa" and "AAA" by S&P, Moody's and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

                            PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the Portfolio by First Tennessee pursuant to authority contained in the Portfolio's Investment Advisory Agreement. First Tennessee is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment advisor. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, First Tennessee considers various relevant factors, including, but not limited to, the broker's execution capability; the broker's perceived financial stability; the broker's responsiveness to the First Tennessee's transaction requests; and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which First Tennessee or its affiliates exercise investment discretion. Such services may include may include research-related computer hardware and software; furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to First Tennessee in rendering investment management services to the Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to First Tennessee in carrying out its obligations to the Portfolio. The receipt of such research has not reduced First Tennessee' normal independent research activities; however, it enables First Tennessee to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of another broker-dealer who might have charged for their research and execution services. In order to cause the Portfolio to pay such higher commissions, First Tennessee must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or First Tennessee's overall responsibilities to the Portfolio and its other clients. In reaching this determination, First Tennessee will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

First Tennessee is authorized to use research services provided by and to place portfolio transactions to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of the Portfolio.

The Trustees periodically review First Tennessee's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

From time to time the Trustees will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable. The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and First Tennessee involved to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio. It is the current opinion of the Trustees that the desirability of retaining First Tennessee as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


                      VALUATION OF PORTFOLIO SECURITIES

Valuations of securities furnished by the pricing service employed by the Portfolio are based upon a computerized matrix system and/or appraisals by the independent pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Portfolio and the Portfolio's pricing agent under general supervision of the Trustees.

Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter- bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

                                  PERFORMANCE

For each class of the Portfolio, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the net asset value per share
(NAV) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur.

Tennessee Tax-Free Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. Tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 8.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1995.

                   1995 TAX RATES AND TAX-EQUIVALENT YIELDS

Taxable
Income*                                       Federal         State         Combined
                                              Tax Bracket**   Tax Bracket   Tax Bracket
single return          joint return
$0 - $23,350           $0 - $39,000           15%             6%            20.10%
$23,351 - $56,550      $39,001 - $94,250      28%             6%            32.32%
$56,551 - $117,950     $94,251 - $143,600     31%             6%            35.14%
$117,951 - $256,500    $143,601 - $256,500    36%             6%            39.84%
$256,501 - above       $256,501 - above       39.6%           6%            43.22%

   * Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1995 tax rates.

   * Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

     Tennessee individual income tax is levied at a flat rate of 6%. The tax is levied on dividend and interest income.


If your effective combined federal and Tennessee state tax rate in 1995 is:
               20.10%      32.32%    35.14%    39.84%    43.22%

Then your tax-equivalent yield is:

TAX-EQUIVALENT YIELD
--------------------
2.0%           2.50%       2.96%     3.08%     3.32%     3.52%
3.0%           3.75%       4.43%     4.63%     4.99%     5.28%
4.0%           5.01%       5.91%     6.17%     6.65%     7.04%
5.0%           6.26%       7.39%     7.71%     8.31%     8.81%
6.0%           7.51%       8.87%     9.25%     9.97%    10.57%
7.0%           8.76%      10.34%    10.79%    11.64%    12.33%
8.0%          10.01%      11.82%    12.33%    13.30%    14.09%

     The Portfolio may invest a portion of its assets in obligations that are subject to state or federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

TOTAL RETURNS for each Class of the Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return.

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The Portfolio may compare the performance of its classes or the performance of securities in which it or its classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC/Donoghue's Money Fund Report-R- of Ashland, MA 01721, or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES-TM- which is reported in the BOND FUND REPORT-R-, covers taxable bond funds. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

From time to time, the Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

The Portfolio may be compared in advertising to certificates of deposits
(CDS) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolio may offer greater liquidity or higher potential returns than CDS, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

The Portfolio may compare its performance to that of the Lehman Brothers Municipal Bond Index, an index comprised of revenue bonds and state government obligations. The Portfolio may also compare its performance to that of the Lehman Brothers General Obligation Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. The Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled for the remainder of 1995 and 1996: Veterans' Day, Thanksgiving Day, Christmas Day (observed), New Year's Day(observed), Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, and Columbus Day (observed). Although First Tennessee expects the same holiday schedule to be observed in the future, the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying the Portfolio's exchange privilege. Under Rule 11a-3, the 60 day notification requirement may be waived if (I) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION

PURCHASE INFORMATION. As provided for in Rule 22d-1 under the 1940 Act, ALPS Mutual Funds Services, Inc. (ALPS or the Distributor), exercises its right to waive the Portfolio's Class II shares' maximum 3.75% sales charge in connection with the Portfolio's merger with or acquisition of any investment company or trust.

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $50 minimum initial investment requirement for this option. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.


                            DISTRIBUTIONS AND TAXES

DIVIDENDS. To the extent that the Portfolio's income is derived from federally tax-exempt interest, the daily dividends declared by the Portfolio are also federally tax-exempt. The Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions (if any) for the prior year. Dividends derived from Tennessee Tax-Free Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the

IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. The Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio makes any taxable distributions.

The Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenants at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities (referred to in the Internal Revenue Code as "qualified bonds") is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. Interest from private activity securities will be considered tax-exempt for purposes of the Portfolio's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purpose of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.

STATE TAXES. In the opinion of fund counsel, Baker, Donelson, Bearman & Caldwell, investments in Tennessee Tax-Free Portfolio will not be subject to Tennessee personal income taxes on distributions received from the Portfolio to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities, or in bonds or other securities of the State of Tennessee or any county, municipality or political subdivision, including any agency, board, authority or commission. Other distributions from the Portfolio, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee. The Portfolio will report annually the percentage and source, on a state-by-state basis, of interest income received by the Portfolio on municipal bonds during the preceding year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains realized by the Portfolio on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains regardless of the length of time that shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Portfolio, and such shares are held less than six months and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

A portion of the gain on bonds purchased at a discount after April 30, 1993 and short-term capital gains distributed by the Portfolio are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction. Dividend distributions resulting from a re characterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of the Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.

TAX STATUS OF THE TRUST. The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the
Code), so that the Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The Portfolio also intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held for less than three months must constitute less than 30% of the Portfolio's gross income for each fiscal year.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio. Investors should consult their tax advisors to determine whether the Portfolio is suitable to their particular tax situation.

Effective January 1, 1993, federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                             TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940
Act) by virtue of his affiliation with First Tennessee or ALPS is indicated by an asterisk (*).

THOMAS M. BATCHELOR, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, Trustee, 5178 Wheelis, Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate asset management).

*L. R. JALENAK, JR., Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc., a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 - present), Dyersburg Corporation (April 1992 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, Trustee, 1450 Brooks Road, Memphis, TN is President of
Smith & Nephew Richards, Inc.   Mr. Papasan is a former Director of First
American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991).

*RICHARD C. RANTZOW, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer).
Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*MARK A. POUGNET, Treasurer and Secretary, is Chief Financial Officer of ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. In addition, Mr. Pougnet serves as Treasurer of the Duff & Phelps Funds, and Treasurer of Westcore Trust. Prior to joining ALPS, Mr. Pougnet served as Executive Director of Syndication Accounting for Paramount Pictures-Television Group from 1989 to 1991.

The Trustees of the Trust receive from the Trust an annual fee of $4,000 and a fee in the amount of $500 for attending each meeting of the Trustees and each committee meeting.

                        INVESTMENT ADVISORY AGREEMENT

The Portfolio employs First Tennessee Bank National Association (First Tennessee or the Investment Adviser), Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. Under the Investment

Advisory and Management Agreement with the Portfolio, First Tennessee is authorized to appoint one or more sub-advisers at First Tennessee's expense.

In addition to First Tennessee's fee payable to First Tennessee and the fees payable to the Transfer Agent and Pricing and Accounting Agent, and to the Administrator, the Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. The Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by the Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. The Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which the Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, Tennessee Tax-Free Portfolio pays First Tennessee a monthly management fee at the annual rate of
 .50% of average net assets. First Tennessee has voluntarily agreed to waive its fee for the Portfolio. This fee waiver may be discontinued at any time.


                 ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to the Portfolio under an Administration and General Distribution Agreement. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in the Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for the Portfolio. As the Co-Administrator, Garland assists in the Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from the Portfolio a monthly fee at the annual rate of .05% of average net assets.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class II and III are obligated to pay ALPS monthly an additional annual fee of .25% and 1.00% respectively of each Class' average net assets, which consists of a .25% shareholder servicing fee for Class II and a .75% 12b-1 fee and a .25% shareholder servicing fee for class III, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class II and III shares. Garland and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of Garland may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company (CGFSC or the Transfer Agent), provides transfer agent and shareholder services for the Portfolio, and calculates the NAV and dividends of each class and maintains the portfolio and general accounting records. Chase Manhattan Bank is Custodian of the assets of the Portfolio. The Custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of sub-custodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLAN. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of the Portfolio (the Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow each class and ALPS to incur distribution expenses. ALPS receives a Distribution fee (12b-1 fee) of up to and including 0.25% of the average net assets of Class III of the Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trust or ALPS, on behalf of Class III of the Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). The Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Portfolio and reports to recipients other than existing shareholders of the Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. The Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

The Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from the Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items which the SEC has noted, for example, the costs of leases, depreciation, communications, salaries, training and supplies. The Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to and including .25% of average net assets of Class II and Class III.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of

1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities.
The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolio might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolio may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.


                           DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Tennessee Tax Free Portfolio is a portfolio of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are seven portfolios of the Trust, each with three classes.

The assets of the Trust received for the issue or sale of shares of the Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of the Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of the Portfolio's property of any shareholders held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that the Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

VOTING RIGHTS. The Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and the Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for the Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof. The Trust has received an Exemptive Order from the SEC (the Order) to permit additional classes of shares. Under the Order, in the event of a shareholder meeting, Class III of a Portfolio votes separately to approve its Distribution and Service Plan, described previously under "Distribution and Service Plans."

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.


                                   APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for the Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the pre-refunded bond is considered to be the number of days to the announced call date of the bonds.

The descriptions that follow are examples of eligible ratings for the Portfolio. The Portfolio may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF STATE AND MUNICIPAL NOTES:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS OF STATE AND MUNICIPAL
NOTES:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

The ratings may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                    U.S. TREASURY MONEY MARKET PORTFOLIO
                   U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                      MUNICIPAL MONEY MARKET PORTFOLIO
                           CASH RESERVE PORTFOLIO

     The following supplement is provided to update and should be read in conjunction with the information provided in the Prospectus dated October 25, 1995.

     The following information and text shall be inserted in lieu of the sections under "SUMMARY OF PORTFOLIO EXPENSES" on pages 3 and 4 of the prospectus.

A.  EXPENSE SUMMARY

                                                  U.S. TREASURY                   U.S. GOVERNMENT
                                              MONEY MARKET PORTFOLIO           MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                            .10%      .10%        .10%       .10%      .10%        .10%
12b-1 Fees*                                 .00%      .00%        .25%       .00%      .00%        .25%
Shareholder Servicing*                      .00%      .25%        .00%       .00%      .25%        .00%
Other Expenses*                             .29%      .38%        .38%       .26%      .35%        .35%
                                            ---       ---         ---        ---       ---         ---

Total Portfolio Operating Expenses*         .39%      .73%        .73%       .36%      .70%        .70%
                                            ---       ---         ---        ---       ---         ---
                                            ---       ---         ---        ---       ---         ---

                                                  MUNICIPAL MONEY                 CASH RESERVE
                                                  MARKET PORTFOLIO                  PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                            .10%      .10%        .10%       .10%      .10%        .10%
12b-1 Fees*                                 .00%      .00%        .25%       .00%      .00%        .25%
Shareholder Servicing*                      .00%      .25%        .00%       .00%      .25%        .00%
Other Expenses*                             .25%      .30%        .30%       .31%      .31%        .31%
                                            ---       ---         ---        ---       ---         ---

Total Portfolio Operating Expenses*         .35%      .65%        .65%       .41%      .66%        .66%
                                            ---       ---         ---        ---       ---         ---
                                            ---       ---         ---        ---       ---         ---

*Net of expense waivers

     ANNUAL PORTFOLIO OPERATING EXPENSES. Each Portfolio is obligated to pay Management Fees to Garland Capital Management, (Garland) a division of First Tennessee Bank National Association, for managing each Portfolio's investments. Garland, as Investment Adviser, is entitled to receive .25% of each Portfolio's average net assets. Garland has voluntarily agreed to waive its investment advisory fee to .10% of each Portfolio's average net assets, however, there is no guarantee that this waiver will continue. Each Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .075% of each Portfolio's average net assets for administration services. Garland, the Co-Administrator, is entitled to .05% of each Portfolio's average net assets for co-administration services. Garland has voluntarily agreed to waive this fee to .025% of each Portfolio's average net assets, however, there is no guarantee that this waiver will continue.

     If the waivers were not in effect, Management Fees would be .25% for each Class; 12b-1 Fees would be .45% for Class III; and Shareholder Servicing Fees would be .25% for Class III. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:

                                                    U.S. TREASURY                 U.S. GOVERNMENT
                                               MONEY MARKET PORTFOLIO          MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
Other Expenses                              .32%      .41%        .41%       .29%      .38%        .38%
Total Portfolio Operating Expenses          .57%      .91%       1.36%       .54%      .88%       1.33%

                                                  MUNICIPAL MONEY                  CASH RESERVE
                                                  MARKET PORTFOLIO                   PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
Other Expenses                              .28%      .33%        .33%       .34%      .34%        .34%
Total Portfolio Operating Expenses          .53%      .83%       1.28%       .59%      .84%       1.29%

     There is no guarantee that any waivers will continue at their stated levels.

     Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in each Portfolio's yield and are not charged directly to individual accounts. 12b-1 Fees are paid by each Class III Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by each Class II and III Portfolio to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders, subaccounting and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 18 for further information.

     B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Money Market Portfolios assuming
(1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or portfolio operating expenses, both of which may vary significantly:

                                                  U.S. TREASURY                   U.S. GOVERNMENT
                                              MONEY MARKET PORTFOLIO           MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
 1 year                                     $ 4       $ 7         $ 7        $ 4       $ 7         $ 7
 3 years                                    $13       $23         $23        $12       $22         $22
 5 years                                    $22       $41         $41        $20       $39         $39
10 years                                    $49       $91         $91        $46       $87         $87

                                                  MUNICIPAL MONEY                    CASH RESERVE
                                                  MARKET PORTFOLIO                    PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
 1 year                                     $ 4       $ 6         $ 6        $ 4       $ 7         $ 7
 3 years                                    $11       $21         $21        $13       $21         $21
 5 years                                    $20       $36         $36        $23       $37         $37
10 years                                    $44       $81         $81        $52       $82         $82

     The following sentence shall be inserted in lieu of the third sentence of the first paragraph under the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and III - Investment Requirement" on page 12 of the prospectus:

     "If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater."

     The following sentence shall be inserted after the third sentence of the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and Class III - Systematic Investment Program" on page 14 of the prospectus:

     "If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in each Portfolio is $50."

[LOGO]


FIRST FUNDS

U.S. TREASURY MONEY MARKET PORTFOLIO
U.S. GOVERNMENT MONEY MARKET PORTFOLIO                           370 17th Street
MUNICIPAL MONEY MARKET PORTFOLIO                                      Suite 2700
CASH RESERVE PORTFOLIO                                    Denver, Colorado 80202
--------------------------------------------------------------------------------
PROSPECTUS FOR CLASSES I, II AND III
October 25, 1995
--------------------------------------------------------------------------------

    First Funds (the Trust) offers investors a convenient and economical means of investing in professionally managed money market mutual funds. The objective of each money market Portfolio is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity. Municipal Money Market Portfolio also seeks as high a level of federally tax-exempt income as is consistent with this objective.

     AN INVESTMENT IN EACH PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

     This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of each Portfolio. Class I shares are designed exclusively for investment of monies held in Trust, fiduciary, advisory, agency, custodial or similar accounts (Fiduciary Accounts). Class I shares may be purchased on behalf of Fiduciary Accounts maintained by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other entities (each a Fiduciary, and collectively referred to as Fiduciaries), serving in a fiduciary, advisory or agency capacity, that meet the investment threshold for this class of shares. Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense structures to choose between. See "Expense Summary" on page 3.

     A Statement of Additional Information (dated October 25, 1995) for the Money Market Portfolios has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., the Portfolios' Distributor. The Annual Report for the fiscal period ended June 30, 1995 for each Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                               TNMMIII-pro-1095

--------------------------------------------------------------------------------
                              TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary Of Portfolio Expenses .............................................   3
Financial Highlights ......................................................   5
What Is The Investment Objective Of Each Portfolio? .......................   7
Are The Portfolios Suitable Investments? ..................................   8
What Are The Portfolios' Investment Policies And Limitations? .............   9
How Are Investments, Exchanges And Redemptions Made? ......................  10
How Is Performance Calculated? ............................................  16
Portfolio Transactions ....................................................  16
What Is The Effect Of Federal Income Tax On This Investment? ..............  16
What Advisory And Other Fees Do The Portfolios Pay? .......................  17
How Are The Portfolios Organized? .........................................  18
Investment Instruments, Transactions, Strategies and Risks ................  18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SUMMARY OF PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

     The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear directly or indirectly. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information for Class I below is based upon the Portfolios' expenses for the fiscal year ended June 30, 1995, adjusted to reflect new servicing arrangements. The information for Class II and Class III below is based upon anticipated operating expenses. This expense information should be considered along with other important information, such as each Portfolio's investment objective. There are no sales charges, exchange, or redemption fees.

A.  EXPENSE SUMMARY

                                                   U.S. TREASURY                  U.S. GOVERNMENT
                                              MONEY MARKET PORTFOLIO           MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                            .08%      .08%        .08%       .08%      .08%        .08%
12b-1 Fees*                                 .00%      .00%        .25%       .00%      .00%        .25%
Shareholder Servicing*                      .00%      .25%        .00%       .00%      .25%        .00%
Other Expenses*                             .26%      .41%        .41%       .23%      .38%        .38%
                                            ---       ---         ---        ---       ---         ---

Total Portfolio Operating Expenses*         .34%      .74%        .74%       .31%      .71%        .71%
                                            ---       ---         ---        ---       ---         ---
                                            ---       ---         ---        ---       ---         ---

                                                 MUNICIPAL MONEY                     CASH RESERVE
                                                 MARKET PORTFOLIO                     PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
ANNUAL PORTFOLIO OPERATING EXPENSES:
 (as a percentage of average net assets)
Management Fees*                            .08%      .08%        .08%       .08%      .08%        .08%
12b-1 Fees*                                 .00%      .00%        .25%       .00%      .00%        .25%
Shareholder Servicing*                      .00%      .25%        .00%       .00%      .25%        .00%
Other Expenses*                             .22%      .38%        .38%       .31%      .39%        .39%
                                            ---       ---         ---        ---       ---         ---

Total Portfolio Operating Expenses*         .30%      .71%        .71%       .39%      .72%        .72%
                                            ---       ---         ---        ---       ---         ---
                                            ---       ---         ---        ---       ---         ---

*Net of expense waivers

     ANNUAL PORTFOLIO OPERATING EXPENSES. Each Portfolio is obligated to pay Management Fees to Garland Capital Management, (Garland) a division of First Tennessee Bank National Association, for managing each Portfolio's investments. Garland, as Investment Adviser, is entitled to receive .25% of each Portfolio's average net assets. Garland has voluntarily agreed to waive its investment advisory fee to .08% of each Portfolio's average net assets however, there is no guarantee that this waiver will continue. Each Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .075% of each Portfolio's average net assets for administration services. Garland, the Co-Administrator, is entitled to .05% of each Portfolio's average net assets for co-administration services. Garland has voluntarily agreed to waive this fee for Class I, however, there is no guarantee that this waiver will continue.

     If the waivers were not in effect, Management Fees would be .25% for each Class; 12b-1 Fees would be .45% for Class III; and Shareholder Servicing Fees would be .25% for Class III. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:

                                                   U.S. TREASURY                  U.S. GOVERNMENT
                                               MONEY MARKET PORTFOLIO          MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
Other Expenses                              .31%      .41%        .41%       .28%      .38%        .38%
Total Portfolio Operating Expenses          .56%      .91%       1.36%       .53%      .88%       1.33%

                                                 MUNICIPAL MONEY                    CASH RESERVE
                                                 MARKET PORTFOLIO                    PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
Other Expenses                              .27%      .38%        .38%       .36%      .39%        .39%
Total Portfolio Operating Expenses          .52%      .88%       1.33%       .61%      .89%       1.34%


     There is no guarantee that any waivers will continue at their stated levels.

     Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in each Portfolio's yield and are not charged directly to individual accounts. 12b-1 Fees are paid by each Class III Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by each Class II and III Portfolio to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders, subaccounting and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 18 for further information.

     B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Money Market Portfolios assuming
(1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or portfolio operating expenses, both of which may vary significantly:

                                                    U.S. TREASURY                 U.S. GOVERNMENT
                                               MONEY MARKET PORTFOLIO          MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
 1 year                                     $ 3       $ 8         $ 8        $ 3       $ 7         $ 7
 3 years                                    $11       $24         $24        $10       $23         $23
 5 years                                    $19       $41         $41        $17       $40         $40
10 years                                    $43       $92         $92        $39       $88         $88

                                                 MUNICIPAL MONEY                   CASH RESERVE
                                                 MARKET PORTFOLIO                   PORTFOLIO
                                          ---------------------------------------------------------------
                                          CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                          -------   --------   ---------   -------   --------   ---------
 1 year                                     $ 3       $ 7         $ 7        $ 4       $ 7         $ 7
 3 years                                    $10       $23         $23        $13       $23         $23
 5 years                                    $17       $40         $40        $22       $40         $40
10 years                                    $38       $88         $88        $49       $90         $90

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The tables that follow are included in the Annual Report for the Portfolios dated June 30, 1995 and have been audited by Price Waterhouse LLP, independent accountants. Their report on the financial statements and the financial highlights for Class I of the Portfolio is included in the Annual Report (Class II and Class III had not commenced operations as of June 30, 1995). The financial statements and financial highlights are incorporated by reference into the Portfolios' Statement of Additional Information.

                                                     U.S. TREASURY MONEY            U.S. GOVERNMENT MONEY
                                                      MARKET PORTFOLIO                 MARKET PORTFOLIO
                                               ---------------------------------------------------------------
                                                 FOR THE YEAR ENDED JUNE 30,      FOR THE YEAR ENDED JUNE 30,
                                               ------------------------------    -----------------------------
                                                 1995       1994       1993**      1995       1994      1993**
                                               -------    --------    -------    -------    -------    -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period           $  1.00    $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                               -------    --------    -------    -------    -------    -------
Income from investment operations:
Net interest income                              0.050       0.030      0.018      0.053      0.032      0.019
                                               -------    --------    -------    -------    -------    -------
Distributions:
Net interest income                             (0.050)     (0.030)    (0.018)    (0.053)    (0.032)    (0.019)
                                               -------    --------    -------    -------    -------    -------
Net asset value, end of period                 $  1.00    $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                               -------    --------    -------    -------    -------    -------
                                               -------    --------    -------    -------    -------    -------

TOTAL RETURN                                      5.10%+      3.06%+     1.76%+#    5.39%+     3.23%+     1.87%+#

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $67,377    $100,868    $59,326    $88,057    $67,854    $94,903
Ratio of expenses to average net assets(1)        0.36%       0.33%      0.39%*     0.31%      0.28%      0.27%*
Ratio of net interest income to
 average net assets                               5.00%       3.04%      2.73%*     5.27%      3.18%      2.98%*

(1) During the period, various fees were
      waived. The ratio of expenses to
      average net assets had such waivers
      not occurred is as follows                  0.63%       0.60%*     0.65%*     0.58%      0.55%      0.55%*


*  Annualized
** Fund commenced operations on
   November 12, 1992
+  Total return would have been lower
   had various fees not been waived during
   the period.
# Total returns for periods of less than one year are not annualized.

                                                      MUNICIPAL MONEY                     CASH RESERVE
                                                      MARKET PORTFOLIO                      PORTFOLIO
                                               ---------------------------------------------------------------
                                                 FOR THE YEAR ENDED JUNE 30,      FOR THE YEAR ENDED JUNE 30,
                                               ------------------------------    -----------------------------
                                                 1995       1994       1993**                1995**
                                               -------    --------    -------                -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period           $  1.00     $  1.00    $  1.00               $  1.00
                                               -------     -------    -------               -------
Income from investment operations:
Net interest income                              0.034       0.024      0.014                 0.042
                                               -------     -------    -------               -------
Distributions:
Net interest income                             (0.034)     (0.024)    (0.014)               (0.042)
                                               -------     -------    -------               -------
Net asset value, end of period                 $  1.00    $   1.00    $  1.00               $  1.00
                                               -------     -------    -------               -------
                                               -------     -------    -------               -------

TOTAL RETURN                                      3.48%+      2.40%+     1.40%+#               4.27%+#

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $94,078     $76,231    $74,362               $15,460
Ratio of expenses to average net assets(1)        0.30%       0.28%      0.31%*                0.43%
Ratio of net interest income to
 average net assets                               3.44%       2.39%      2.26%*                5.48%*

(1) During the period, various fees were
      waived. The ratio of expenses to
      average net assets had such waivers
      not occurred is as follows                  0.57%       0.55%      0.58%*                0.70%*


*  Annualized
** Municipal Money Market and Cash Reserve
   Portfolios commenced operations on
   November 12, 1992 and September 26, 1994 respectively
+  Total return would have been lower had
   various fees not been waived during the
   period.
# Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
             WHAT IS THE INVESTMENT OBJECTIVE OF EACH PORTFOLIO?
--------------------------------------------------------------------------------

     First Tennessee Bank National Association (First Tennessee), through Garland, serves as Investment Adviser to each Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged PNC Institutional Management Corporation (PIMC) to act as Sub-Adviser to each Portfolio. Subject to Garland's supervision, PIMC is responsible for the day-to-day operations of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio. For additional information about the Portfolios' investment advisory arrangements, see "What Advisory and Other Fees Do the Portfolios Pay? - Investment Advisory and Management and Sub-Advisory Agreements" beginning on page 17.

     The investment objective of each Money Market Portfolio is to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the prescribed standards for each Portfolio. Municipal Money Market Portfolio also seeks as high a level of federally tax-exempt income as is consistent with this objective. There is no assurance that each Portfolio will achieve its investment objective. The permitted investments of each Money market Portfolio are as follows:

     U.S. TREASURY MONEY MARKET PORTFOLIO may invest in U.S. Treasury bills, notes, and bonds, and in other direct obligations of the U.S. Treasury. The Portfolio also may engage in repurchase agreements and reverse repurchase agreements backed by these instruments. As an operating policy, the Portfolio intends to invest 100% of its total assets in these instruments. This operating policy is not fundamental and may be changed upon 90 days' notice to shareholders.

     U.S. Treasury Money Market Portfolio is rated to reflect investment quality by a nationally recognized statistical rating organization. These quality ratings are based on, but not limited to, an analysis of the Portfolio's operational policies, investment strategies and management. These rating organizations also may undertake an ongoing analysis and assessment of these criteria in order to continually update the Portfolio's rating. For additional information please call the Distributor, ALPS Mutual Funds Services, Inc., at 1-800-442-1941 (option 1).

     U.S. GOVERNMENT MONEY MARKET PORTFOLIO may invest in instruments issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities. These instruments include, but are not limited to, U.S. Treasury bills, notes, and bonds, and other obligations of the U.S. government such as the Export-Import Bank of the U.S., the General Services Administration, the Government National Mortgage Association, the Small Business Administration and the Washington Metropolitan Area Transit Authority (U.S. government obligations). U.S. Government Money Market Portfolio may also include instruments which are backed only by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligations. Such instruments (e.g., those issued by the Federal Home Loan Bank, Federal Farm Credit Bank, and Federal National Mortgage Association) are not deemed direct obligations of the United States. The Portfolio may invest in variable or floating rate instruments that have features that give them interest rates, maturities, and prices similar to short-term instruments.

     The Portfolio invests at least 65% of its total assets in the instruments described in the above paragraph.

     The Portfolio may also engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted securities and illiquid securities.

     MUNICIPAL MONEY MARKET PORTFOLIO may invest in high-quality, short-term municipal obligations but also may invest in high-quality, long-term fixed, variable or floating rate instruments (including tender option bonds) that have features that give them interest rates, maturities, and prices similar to short-term instruments. Under normal conditions, at least 80% of the Portfolio's income will be exempt from federal income tax. The Portfolio's investments in municipal obligations may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); standby commitments; and zero coupon bonds. The Portfolio may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted and illiquid securities.

     Municipal obligations are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. PIMC monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Portfolio may purchase.

     Municipal Money Market Portfolio does not intend to invest in federally taxable obligations under normal conditions; however, it reserves the right, for temporary defensive purposes, to invest without limitation in taxable money market instruments, including U.S. government securities, commercial paper, and repurchase agreements.

     CASH RESERVE PORTFOLIO may invest in a broad range of high-quality, short-term, U.S. dollar-denominated money market obligations. Such obligations may include, but are not limited to, certificates of deposit, bankers' acceptances, demand and time deposits, bank notes, corporate commercial paper, bonds, variable and floating rate notes, and short-term obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     Cash Reserve Portfolio concentrates its investments in obligations issued by the financial services industry. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Portfolio concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions.

     The Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where PIMC deems the instrument to present minimal credit risks. Foreign banks offering money market issues must also have total assets of $1 billion or more before their issues can be considered for investment. Such investments may include Eurodollar Certificates of Deposit (ECDs), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (ETDs), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (CTDs), which are essentially the same U.S. dollar-denominated instruments as ETDs, except that they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (Yankee CDs), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other government restrictions which might affect the payment of principal or interest on the securities held by the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

     The Portfolio may engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase restricted and illiquid securities.

     See "Investment Instruments, Transactions, Strategies and Risks" on page 18 for a further discussion of each Portfolio's investments.

--------------------------------------------------------------------------------
         ARE THE PORTFOLIOS SUITABLE INVESTMENTS?; INVESTMENT RISKS
--------------------------------------------------------------------------------

     Each Money Market Portfolio may be appropriate for investors who seek to earn income at current money market rates while preserving the value of their investment. The rate of income will vary from day to day, generally reflecting current short-term interest rates. Each Portfolio individually may not constitute a balanced investment plan. Each Portfolio's objective emphasizes income with preservation of capital and liquidity, and not the higher yields or capital appreciation that may be available from more aggressive investments. However, because they emphasize stability, each Portfolio could be well-suited for a portion of an investor's savings. Although no guarantee can be made, each Money Market Portfolio seeks to maintain a stable $1.00 share price.

     Further information relating to the types of securities in which each Portfolio may invest and the investment policies of each Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" on page 18 and in the Statement of Additional Information.

     The Portfolios attempt to maintain the value of their shares at a constant $1.00 per share price, although there can be no assurance that the Portfolios will always be able to do so. The Portfolios may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Portfolios invest.

     Each Portfolio's ability to achieve its investment objective depends on the quality and maturity of its investments. Although each Portfolio's policies are designed to help maintain a stable share price of $1.00, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value were large enough, a Portfolio's share price could fall below $1.00. In general, obligations with longer maturities are more vulnerable to price changes, although they may provide higher yields.

     While each Portfolio invests in high quality obligations, note that investments are not without risk. A Portfolio's ability to achieve its objective depends on a number of factors, including the skills of Garland and PIMC in purchasing securities whose issuers can be expected to have the ability to meet their obligations for the payment of interest and principal when due.

--------------------------------------------------------------------------------
        WHAT ARE THE PORTFOLIOS' INVESTMENT POLICIES AND LIMITATIONS?
--------------------------------------------------------------------------------

     MAINTAINING $1.00 NAV. The Trust uses its best efforts to maintain a stable net asset value per share (NAV) of $1.00 for each Portfolio, and to value its portfolio securities on the basis of the amortized cost valuation method, pursuant to Rule 2a-7 under the Investment Company Act of 1940. This method is based on acquisition cost and assumes a steady rate of amortization of premium or discount from the date of purchase until maturity instead of looking at actual changes in market values.

     MATURITY. Each Portfolio must limit its investments to obligations with remaining maturities of 397 days or less, as determined in accordance with the rules of the SEC, and must maintain a dollar-weighted average maturity of 90 days or less.

     QUALITY. Pursuant to procedures adopted by the Trustees, each Portfolio may purchase only high quality obligations that the Sub-Adviser believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security; or rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by PIMC.

     High-quality securities are divided into"first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for PIMC to determine eligibility on the basis of that higher rating. Based on procedures adopted by the Trustees, PIMC, under the supervision of Garland, may determine that an unrated security is of equivalent quality to a rated first or second tier security. Cash Reserve Portfolio, as a non-fundamental policy, will limit its investments to first tier securities.

     INVESTMENT LIMITATIONS. Each Portfolio has adopted the following investment limitations:

          (1) Each Portfolio normally may not invest more than 5% of its total assets in the securities (other than U.S. government securities) of any single issuer. Under certain conditions, however, Cash Reserve Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three days.

          (2) Each Portfolio will not purchase a security if, as a result, 25% or more of its total assets would be invested in a particular industry, other than U.S. government obligations; or (i) with respect to Municipal Money Market Portfolio, other than tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof; or (ii) with respect to Cash Reserve Portfolio, other than obligations issued by members of the financial services industry.

          (3) Each Portfolio (a) may borrow money for temporary or emergency purposes or, with respect to U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio and Cash Reserve Portfolio, engage in reverse repurchase agreements in a combined amount not to exceed 33 1/3% of its total assets and (b) will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

     Unless otherwise noted, the Portfolios' policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval. The fundamental policies of each Portfolio that require shareholder approval prior to any changes are: each Portfolio's investment objective; Municipal Money Market Portfolio's policy that, under normal conditions, at least 80% of its income will be exempt from federal income tax; and investment limitation (1), with respect to 75% of each Portfolio's assets, and limitations (2) and (3)(a) above. These limitations and each Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

     Municipal Money Market Portfolio may invest all or a portion of its assets in municipal obligations whose interest is a tax preference item for purposes of the federal alternative minimum tax (AMT). If an individual is subject to the AMT, a portion of the income may not be exempt from federal income tax. Income distributions that are a tax preference item for purposes of the federal AMT are considered to be exempt from federal income tax for purposes of the 80% policy noted above. See "What Is The Effect Of Federal Income Tax On This Investment?" on page 16 for further information. Municipal Money Market Portfolio may purchase other types of tax-exempt instruments that become available in the future as long as Garland and PIMC believe that their character is consistent with the Portfolio's quality and maturity standards.

     Municipal Money Market Portfolio and Cash Reserve Portfolio each may invest up to 25% of their total assets in a particular industry. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance. Municipal Money Market Portfolio may invest any portion of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 25% of its total assets in IRBs related to a single industry. Municipal Money Market Portfolio may also invest 25% or more of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type.

     PIMC defines the issuer of a security depending on its terms and conditions. In identifying the issuer, PIMC will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

     The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that each Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

     From time to time, each Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee, PIMC or any affiliates have lending relationships.

--------------------------------------------------------------------------------
             HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
--------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

     Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar Fiduciary Accounts. Class I shares may be purchased on behalf of Fiduciary Accounts maintained by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other Fiduciaries serving in a fiduciary, advisory or agency capacity that meet the investment minimum.

HOW IS A FIDUCIARY ACCOUNT ESTABLISHED WITH A FIDUCIARY?

     An initial investment must be preceded by or made in conjunction with the establishment of a Fiduciary Account with a Fiduciary. Establishment of a Fiduciary Account may require that documents and applications be completed and signed before the investment can be implemented. The Fiduciary may require that certain documents be provided prior to making a redemption from any Portfolio. Fiduciaries may charge fees in addition to those described herein based on their Fiduciary Account agreements. Fee schedules for Fiduciary Accounts are available upon request from the Fiduciary and are detailed in the agreements by which a Fiduciary Account is opened.

HOW ARE INVESTMENTS MADE?

     Each Fiduciary will telephone the Transfer Agent, Chase Global Funds Services Company (CGFSC), with the investment instructions. If investment instructions are received by CGFSC prior to 2:00 p.m. Eastern time on any Business Day and the funds are received by CGFSC that day, you will earn that day's dividend accrual. Fiduciaries will wire funds through the Federal Reserve System. Purchases will be processed at the NAV calculated after an order is received in proper form and accepted by CGFSC. Each Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), a Fiduciary must call CGFSC at 1-800-442-1941 (option 2) prior to 2:00 p.m. Eastern time on any Business Day, defined below, to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

     MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Fiduciary is $100,000 per Portfolio. Fiduciaries may satisfy the minimum investment by aggregating their Fiduciary Accounts within each Portfolio. Subsequent investments may be in any amount. If a Fiduciary's Class I account falls below $50,000 due to redemption, a Portfolio may close the account. A Fiduciary may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the NAV on the day the account is closed, and proceeds will be sent to the address of record. Involuntary redemptions will be effected, if at all, at the last calculated NAV.

HOW ARE REDEMPTIONS MADE?

     Fiduciaries may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request in proper form. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

     Fiduciaries may make redemptions by wire provided they have established a wire account with CGFSC. Please call 1-800-442-1941 (option 2) to advise CGFSC of the wire. If telephone instructions are received before 2:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the same day to the bank account designated with CGFSC. The Fiduciary may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC, 73 Tremont Street, Boston, Massachusetts, 02108. Shares redeemed will receive the accrued dividends through the day prior to redemption.

     Pursuant to the 1940 Act, if making immediate payment of redemption proceeds could adversely affect a Portfolio, payments may be made up to seven days later. Also, when the NYSE or the New York Federal Reserve is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, each Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

     If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to CGFSC. In case of suspension of the right of redemption, the Fiduciary may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

     Each Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Garland's opinion, they are of a size that would disrupt management of a Portfolio.

     In order to allow Garland to manage each Portfolio most effectively, Fiduciaries are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify CGFSC at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Fiduciary and the account number(s) must be supplied.

     Transactions may be initiated by telephone. Please note that each Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if such Portfolios or agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Each Portfolio or its agents may also record calls, and a Fiduciary should verify the accuracy of confirmation statements immediately after receipt. If a Fiduciary does not want to be able to initiate redemptions and exchanges by telephone, please call CGFSC for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

     Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense structures to choose from. See "Expense Summary" on page 3. Class II shares of the First Funds Money Market Portfolios are not currently available for investment.

INVESTMENT REQUIREMENT

     The minimum initial Class II or Class III investment is $1,000 per Portfolio. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program, or the "A Plus Card Program", the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. See page 14 for additional information on the Systematic Investing Program. If your balance in a Portfolio falls below your investment minimum due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed. Involuntary redemptions will be effected, if at all, at the last calculated net asset value per share.

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances stated above which reduce the minimum investment requirement). Each Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

     You may initiate any transaction either directly or through your Investment Professional. Please note that each Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions, if such Portfolios or agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly), or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

     You may set up an account directly in each Portfolio or you may invest in each Portfolio through your Investment Professional. See page 14 for information on how to invest through your Investment Professional. Shares will be purchased based on the NAV next calculated after CGFSC has received the request in proper form. If you are investing through an Investment Professional, investment instructions that your Investment Professional initiates should be called in to CGFSC before 2:00 p.m. Eastern time and the funds must be received by CGFSC that day in order for you to receive that day's dividend accrual.

HOW DO I INVEST DIRECTLY?

     When opening a new account directly, you must complete and sign an account application and send it to CGFSC, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 7:00 p.m. Central Time (9:00 a.m. to 8:00 p.m. Eastern
Time), Monday through Friday.

     Investments may be made in several ways:

     BY MAIL: Make your check payable to First Funds: [name of Portfolio], and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that CGFSC receives your application in good order and processes your transaction.

     BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House
(ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to CGFSC. Next, a deposit account must be opened at a bank providing bank transfer services and you must arrange for this service to be provided. Once you have completed this process, you can initiate a bank transfer by contacting a repre-sentative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the authorization for the transfer to occur.

     BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. If you call CGFSC before 2:00 p.m. Eastern time, and your wire is received that day, you will earn that day's dividend accrual. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

          Chase Manhattan Bank, N.A.
          ABA #021000021
          First Funds
          Credit DDA #910-2-733335
          (Account Registration)
          (Account Number)
          (Wire Control Number) *See Below*

Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

     Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

     You may redeem all or a portion of your shares on any day that each Portfolio is open for business. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request in proper form. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month. Shares redeemed will receive the accrued dividends through the day prior to redemption.

     You may redeem shares in several ways:

     BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account . You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee.

     A signature guarantee is designed to protect you, the Portfolios, and their agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

     BY BANK TRANSFER: You must have opened a Portfolio account as well as a deposit account with a bank providing this feature in order to authorize the redemption of monies with the proceeds transferred to your bank account. Please allow two or three days after the authorization for the redemption to take place.

     BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 2:00 p.m. Eastern time, proceeds of the redemption for each Portfolio will be wired as federal funds on the same day to the bank account designated with CGFSC. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC, 73 Tremont Street, Boston, Massachusetts, 02108.

     BY CHECK: You may request on your Account Application or by written request to the Trust that the Fund provide you with Redemption Checks ("Checks") which you can write on your account. In order to establish the checkwriting option, you must manually sign a signature card. Corporations, trust and other organizations should call or write the Fund's Distributor before submitting signature cards, as additional documents may be required to establish the checkwriting service. The Trust will send checks only to the registered owner(s) of the account and only to the address listed in the Trust's records. You may make checks payable to the order of any person in the amount of $250 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your shares to cover the amount of the Check. Shares earn dividends through the day prior to the redemption is processed. There is no charge to you for the use of the Checks; however, the Transfer Agent will impose a charge for stopping payment of a Check upon request, or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reasons. The Fund cannot guarantee a stop payment order on a Check. You must submit any request to reverse a stop payment order in writing.

     You may not write a Check to redeem shares which you purchase by check until your check clears. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks written on amounts subject to the hold described above will be returned marked "uncollected." If your check does not clear, you will be responsible for any loss the Fund or its service providers incur.

     Checkwriting is not available for participants in retirement plan accounts, to shareholders who hold shares in certificate form or to shareholders who are subject to Internal Revenue Service (IRS) backup withholding. You may not use a Check to close an account. The Trust may terminate or alter the checkwriting service at any time.

     ADDITIONAL REDEMPTION REQUIREMENTS: Each Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the New York Stock Exchange (NYSE) or the Federal Reserve Bank of New York (New York Federal Reserve) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, each Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

     If you are unable to reach CGFSC by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to CGFSC. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension. Shares redeemed will receive the accrued dividends through the day prior to redemption.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

     If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of any Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

     The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. You will receive a written confirmation of each automatic transfer from your bank account to your Portfolio account, and a debit entry will appear on your bank account statement. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling CGFSC at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

     You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact your Investment Professional for more information.

ADDITIONAL INFORMATION

     TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. CGFSC or your Investment Professional can set up your new account in any of the Portfolios (with the exception of Municipal Money Market Portfolio) under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed on page 12. Plans include Individual Retirement Accounts
(IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

     The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of each Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to a Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

     Each Portfolio is open for business each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) are open (a Business Day). The NAV is calculated twice daily, at 2:00 p.m. Eastern time, and at the close of each Portfolio's Business Day, which coincides with the close of trading of the NYSE (normally 4:00 p.m. Eastern time).

     Assets in each Portfolio are valued based upon the amortized cost method. Although each Portfolio seeks to maintain an NAV of $1.00 for the shares, there can be no assurance that this NAV will not vary.

     DISTRIBUTION OPTIONS: Each Portfolio earns interest from its investments. These are passed along as dividend distributions. Income dividends on the Portfolios are declared daily and paid monthly.

     When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are two available options:

     1. REINVESTMENT OPTION. Your dividend distributions, if any, will be automatically reinvested in additional shares of a Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

     2. CASH OPTION. You will be sent a check for income distributions, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

HOW ARE EXCHANGES MADE?

     An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class of shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by CGFSC. Fiduciaries may execute exchange transactions by calling CGFSC at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern time on any Business Day. Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares of other First Funds Portfolios wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

     When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be met.

     Each exchange may produce a gain or loss for tax purposes. In order to protect each Portfolio's performance and its shareholders, Garland discourages frequent exchange activity in response to short-term market fluctuations. Each Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Garland's opinion, a Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if a Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although a Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Portfolio reserves the right to modify or withdraw the exchange privilege and to suspend the offering of shares in any class without notice to shareholders. You, or if Class I, the Fiduciary, will receive written confirmation of each exchange transaction.

     Exchanges are generally not permitted from Class I to another class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in a Fiduciary Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

     You or, if Class I, the Fiduciary, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Fiduciary, will receive the Portfolios' financial statements. To reduce expenses, only one copy of each Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Fiduciary. Please write to ALPS to request additional copies.

--------------------------------------------------------------------------------
                       HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

     From time to time each Portfolio may quote the current yield and effective yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. Current yield refers to the income generated by an investment over a seven-day period expressed as an annual percentage rate. Since money market funds seek to maintain a stable $1.00 share price, current yields are the most common illustration of money market fund performance. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect on this assumed reinvestment. In addition to the current yield, yields may be quoted in advertising based on any historical seven-day period.

     Municipal Money Market Portfolio also may quote the tax equivalent yield for Class I, II or III shares, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. A tax equivalent yield is calculated by dividing the tax-exempt current yield by the result of one minus a stated federal tax rate.

     The yield of the three Classes of each Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields of Class II and Class III will be lower than that of Class I. For additional performance information, contact your Investment Professional or ALPS for a free Annual Report and Statement of Additional Information for these Portfolios.

--------------------------------------------------------------------------------
                           PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Money market obligations are generally traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank which makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. The selection of such broker-dealers is generally made based upon the price, quality of execution services and research provided.

     As a money market fund, each Portfolio does not pay commissions, as securities purchased and sold by each Portfolio will be traded on a net basis (i.e., without commission) through principals acting for their own account and not as agents for the issuer or otherwise involve transactions directly with the issuer of the instrument.

--------------------------------------------------------------------------------
         WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
--------------------------------------------------------------------------------

     Each Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Income dividends are declared daily and paid monthly.

     FEDERAL TAXES. Dividends derived from net investment income for U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, and Cash Reserve Portfolio, and short-term capital gains, if any, are taxable as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December
31. Each Portfolio will send each investor, or if Class I, each Fiduciary, an IRS Form 1099-DIV by January 31.

     Federally tax-free interest earned by Municipal Money Market Portfolio is federally tax-free when distributed as income dividends. If the Portfolio earns federally taxable income from any of its investments, it will be distributed as a taxable dividend. Gains on the sale of tax-free bonds result in a taxable distribution. Short-term capital gains and a por-tion of the gain on bonds purchased at a discount are taxed as dividends. The Portfolio may invest up to 100% of its assets in municipal obligations whose interest is subject to the federal alternative minimum tax (AMT) for individuals (private activity obligations). To the extent that the Portfolio invests in private activity obligations, individuals who are subject to the AMT will be required to report a portion of the Portfolio's dividends as a "tax preference item" in determining their federal tax.

     STATE AND LOCAL TAXES. Mutual fund dividends from U.S. government securities generally are free from state and local income taxes. Income dividends distributed by the Portfolios attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities will generally be exempt from Tennessee personal income tax. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions to this limitation, and will qualify for the benefit in most states. Some states may impose intangible property taxes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. You should consult your tax adviser for details and up-to-date information on the tax laws in your state to determine whether a Portfolio is suitable to your particular tax situation.

     When you sign an account application, you will be asked to certify that the taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require each Portfolio to withhold 31% of taxable distributions from your account.

--------------------------------------------------------------------------------
             WHAT ADVISORY AND OTHER FEES DO THE PORTFOLIOS PAY?
--------------------------------------------------------------------------------

     INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, each Portfolio is obligated to pay Garland, a division of First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average net assets of all Portfolios of the Trust managed by Garland through $1 billion, and .22% on amounts greater than $1 billion. Garland has voluntarily agreed to waive its fees to .08% of each Portfolio's average net assets. This voluntary waiver can be discontinued at any time.

     Under the Investment Advisory and Management Agreement, Garland may, with the prior approval of the Trustees, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of a Portfolio's assets, subject to the terms and conditions of the Investment Advisory and Management Agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by Garland, Garland shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by Garland from each Portfolio.

     First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $13.2 billion in assets under administration (including non-discretionary accounts) and $4.7 billion in assets under management as of June 30, 1995, as well as experience in supervising sub-advisers.

     PIMC, 400 Bellevue Parkway, Wilmington, Delaware, serves as the Sub-Adviser for each Portfolio subject to the supervision of Garland, pursuant to the authority granted to it under its Sub-Advisory Agreement with Garland. PIMC is a wholly-owned subsidiary of PNC Bank National Association (PNC Bank). PIMC was organized in 1977 to perform advisory services for investment companies. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia, Pennsylvania area since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., a multi-bank holding company. PIMC advises or manages approximately 60 investment company portfolios with total assets of approximately $30 billion as of August 31, 1995. PIMC is paid by Garland a monthly sub-advisory fee at the annual rate of .08% of aggregate average net assets of all of the First Funds Money Market Portfolios advised by PIMC, through $500 million, .06% of the next $500 million, and .05% on assets greater than $1 billion.

     ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 2700, Denver, Colorado 80202, serves as the Administrator and Distributor for each Portfolio. As Administrator, ALPS assists in each Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .075% of average net assets.

     Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, Garland assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets. Garland is voluntarily waiving this fee for Class I, however, there is no guarantee that this waiver will continue.

     As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. Garland and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of Garland may receive commissions or asset-based fees.

     TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company (CGFSC), a division of Chase Manhattan Bank, N.A. provides transfer agent and related services for each Portfolio. Chase Manhattan Bank, N.A. is custodian of each Portfolio's assets.

     PRICING AND ACCOUNTING. CGFSC calculates the NAV and dividends of each Class and maintains the Portfolio and general accounting records.

     DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to each Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of .45% of each Portfolio's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and Class III of each Portfolio under which Investment Professionals are paid at the annual rate of .25% of each Portfolio's average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees and the Shareholder Servicing Fees are expenses of Class II and Class III in addition to the Management Fee and Administration Fee, and will reduce both Class' net income and total return.

--------------------------------------------------------------------------------
                      HOW ARE THE PORTFOLIOS ORGANIZED?
--------------------------------------------------------------------------------

     U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are diversified portfolios of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. Each Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that Portfolio or Class.

     Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for each Portfolio of the Trust.

--------------------------------------------------------------------------------
          INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

     The following paragraphs provide a brief description of the securities in which each Portfolio may invest and the transactions each may make. Each Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with each Portfolio's investment objective and policies.

     ASSET-BACKED SECURITIES purchased by each Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

     BANKERS' ACCEPTANCES purchased by Cash Reserve Portfolio are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and also usually are backed by goods in international trade.

     CERTIFICATES OF DEPOSIT purchased by Cash Reserve Portfolio are negotiable certificates that represent a commercial bank's obligations to repay funds deposited with it and earn rates of interest over given periods.

     COMMERCIAL PAPER purchased by Cash Reserve Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

     CORPORATE OBLIGATIONS purchased by Municipal Money Market Portfolio and Cash Reserve Portfolio are bonds and notes issued by corporations and other business organizations to finance their credit needs.

     DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could affect the market value of a Portfolio's assets. Ordinarily, each Portfolio will not earn interest on obligations until they are delivered.

     DEMAND FEATURES AND STANDBY COMMITMENTS. A demand feature purchased by Municipal Money Market Portfolio is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

     ILLIQUID SECURITIES. Under the supervision of the Trustees, PIMC, under the supervision of Garland, determines the liquidity of the Portfolios' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

     LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments purchased by Municipal Money Market Portfolio. PIMC may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, PIMC, under the supervision of Garland, will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

     MONEY MARKET refers to the marketplace where short-term, high grade debt obligations are traded, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.

     MUNICIPAL LEASE OBLIGATIONS purchased by Municipal Money Market Portfolio are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of significant loss to the Portfolio. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

     MUNICIPAL SECURITIES purchased by Municipal Money Market Portfolio include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. INDUSTRIAL REVENUE BONDS are a type of revenue bond backed by the credit and security of a private issuer and may involve greater risk. PRIVATE ACTIVITY MUNICIPAL SECURITIES, which may be subject to the federal AMT, include securities issued to finance housing projects, student loans, and privately owned solid waste disposal and water and sewage treatment facilities. TAX AND REVENUE ANTICIPATION NOTES are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. BOND ANTICIPATION NOTES normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipa-tion notes. TAX-EXEMPT COMMERCIAL PAPER are promissory notes issued by municipalities to help finance short-term capital or operating needs.

     RESOURCE RECOVERY BONDS purchased by Municipal Money Market Portfolio are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     REPURCHASE AGREEMENTS are transactions by which a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to a repurchase agreement, a Portfolio could experience delays in recovering its cash. To the extent that, in the meantime, the value of the obligations purchased had decreased, a Portfolio could experience a loss. In all cases, PIMC must find the creditworthiness of the other party to the transaction satisfactory.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker-dealer, in return for cash. At the same time, each Portfolio agrees to repurchase the instrument at an agreed upon price and time. Each Portfolio expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions, or with respect to U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, and Cash Reserve Portfolio, when each is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase income earned by these Portfolios. Reverse repurchase agreements may increase the risk of fluctuation in the market value of a Portfolio's assets or in each Portfolio's yield. Engaging in reverse repurchase agreements may involve an element of leverage, and each Portfolio will not purchase a security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. Each Portfolio may engage in reverse repurchase agreements only with those parties whose creditworthiness has been reviewed and found satisfactory by PIMC consistent with each Portfolio's objective and policies.

     RESTRICTED SECURITIES. Municipal Money Market Portfolio and Cash Reserve Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolios' investment limitations.

     STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Portfolio may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio.

     Cash Reserve Portfolio and Municipal Money Market Portfolio may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

     Because of the SEC's views on privately stripped government securities, Cash Reserve Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, Cash Reserve Portfolio currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by PIMC.

     TIME DEPOSITS purchased by Cash Reserve Portfolio are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

     U.S. GOVERNMENT OBLIGATIONS are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage

Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

     U.S. TREASURY OBLIGATIONS are obligations issued by the United States and backed by its full faith and credit.

     VARIABLE AND FLOATING RATE INSTRUMENTS for Municipal Money Market Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

     VARIABLE AND FLOATING RATE INSTRUMENTS for U.S. Government Money Market Portfolio and Cash Reserve Portfolio, including notes purchased directly from issuers, bear variable or floating interest rates and may carry rights that permit holders to demand full payment from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated market-based interest rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     ZERO COUPON BONDS purchased by each Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, each Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                             INVESTMENT ADVISER
                             ------------------

                         Garland Capital Management
          (a division of First Tennessee Bank National Association)
                                Memphis, TN

                                SUB-ADVISER
                                -----------

                  PNC Institutional Management Corporation
                               Wilmington, DE

                                 OFFICERS
                                 --------

                       Richard C. Rantzow, President
                  Mark A. Pougnet, Treasurer & Secretary

                                 TRUSTEES
                                 --------

                           Thomas M. Batchelor
                             John A. DeCell
                            L.R. Jalenak, Jr.
                            Larry W. Papasan
                           Richard C. Rantzow

                           GENERAL DISTRIBUTOR
                           -------------------

                    ALPS Mutual Funds Services, Inc.
                               Denver, CO

                TRANSFER AND SHAREHOLDER SERVICING AGENT
                ----------------------------------------

                  Chase Global Funds Services Company
                              Boston, MA

                              CUSTODIAN
                              ---------

                      Chase Manhattan Bank, N.A.
                            New York, NY

                           FIRST FUNDS

                   370 17TH STREET, SUITE 2700
                      DENVER, COLORADO 80202

               U.S. TREASURY MONEY MARKET PORTFOLIO
              U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                 MUNICIPAL MONEY MARKET PORTFOLIO
                      CASH RESERVE PORTFOLIO


                 SUPPLEMENT DATED JANUARY 3, 1995
TO THE STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                      DATED OCTOBER 25, 1995

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - ADDITIONAL CLASS II AND CLASS III INFORMATION - SYSTEMATIC INVESTING PROGRAM", FOLLOWING THE FIFTH SENTENCE, ON PAGE 17.

     "FOR EMPLOYEES OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES, THE MINIMUM INITIAL INVESTMENT REQUIREMENT IS $50."


THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "TRUSTEES AND OFFICERS", PARAGRAPH 8, FOLLOWING THE FIRST SENTENCE, ON PAGE 14.

     "THE TRUSTEES WERE COMPENSATED, IN AGGREGATE, $32,500 FOR THEIR SERVICES PROVIDED DURING THE TRUST'S FISCAL YEAR ENDED JUNE 30, 1995."

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "DESCRIPTION OF THE TRUST - CLASSES", FOLLOWING THE LAST SENTENCE, ON PAGE 18.

     "PURSUANT TO A VOTE BY THE BOARD OF TRUSTEES, THE TRUST HAS ADOPTED RULE 18F-3 UNDER THE ACT AND HAS ISSUED MULTIPLE CLASSES OF SHARES WITH RESPECT TO EACH OF ITS PORTFOLIOS. ACCORDINGLY, THE RIGHTS, PRIVILEGES AND OBLIGATIONS OF EACH SUCH CLASS WILL BE DETERMINED IN ACCORDANCE WITH SUCH RULE."

THE FOLLOWING INFORMATION SHALL BE INSERTED IN THE FOURTH PARAGRAPH UNDER THE SECTION TITLED "ADMINISTRATION AGREEMENT AND OTHER CONTRACTS - ADMINISTRATOR AND DISTRIBUTOR", IN LIEU OF THE INFORMATION IN THE SECOND SENTENCE, ON
PAGE 20.

     "CLASS III IS OBLIGATED TO PAY ALPS MONTHLY A 12b-1 FEE AT THE ANNUAL
     RATE OF UP TO .45% OF AVERAGE NET ASSETS, ALL OR A PORTION OF WHICH MAY BE PAID OUT TO BROKER-DEALERS OR OTHERS INVOLVED IN THE DISTRIBUTION OF
     CLASS III SHARES. CLASS II AND III PAY SHAREHOLDER SERVICING FEES TO INVESTMENT PROFESSIONALS AT AN ANNUAL RATE OF .25% OF AVERAGE NET
     ASSETS AS MORE FULLY DESCRIBED UNDER THE SECTION "ADMINISTRATION
     AGREEMENT AND OTHER CONTRACTS - SHAREHOLDER SERVICES PLANS" ON
     PAGE 21 BELOW."

                            FIRST FUNDS
               U.S. TREASURY MONEY MARKET PORTFOLIO
              U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                 MUNICIPAL MONEY MARKET PORTFOLIO
                      CASH RESERVE PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                         OCTOBER 25, 1995

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each class of First Funds: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio (dated October 25, 1995). Please retain this Statement for future reference. The Portfolios' financial statements and financial highlights included in the Annual Report for the fiscal year ended June 30, 1995, are incorporated herein by reference. To obtain additional free copies of this Statement, the Annual Report, or of the Prospectus, please call the Distributor at 1-800-442-1941, Option 1 or write to the Distributor at 370 17th Street, Suite 2700, Denver CO 80202.

     TABLE OF CONTENTS                                PAGE
Investment Restrictions and Limitations                  2
Investment Instruments                                   9
Portfolio Transactions                                  13
Valuation of Portfolio Securities                       14
Performance                                             14
Additional Purchase and Redemption Information          16
Distributions and Taxes                                 17
Trustees and Officers                                   18
Investment Advisory Agreement                           19
Administration Agreement and Other Contracts            19
Description of the Trust                                22
Financial Statements                                    23
Appendix                                                23

INVESTMENT ADVISER
Garland Capital Management, a division of First Tennessee Bank National Association (Garland or the Investment Adviser)

SUB-ADVISER
PNC Institutional Management Corporation (PIMC or the Sub-Adviser)

ADMINISTRATOR AND DISTRIBUTOR
ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor)

CO-ADMINISTRATOR
Garland Capital Management, a division of First Tennessee Bank National Association (Garland or the Co-Administrator)

TRANSFER AGENT & CUSTODIAN
Chase Global Funds Services Company (CGFSC or the Transfer Agent)

          INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

     INVESTMENT LIMITATIONS OF U.S. TREASURY MONEY MARKET PORTFOLIO

THE FOLLOWING ARE U.S. TREASURY MONEY MARKET PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

  (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

  (2) issue senior securities, except as permitted under the 1940 Act;

  (3) borrow money, except that the Portfolio may (I) borrow money for temporary or emergency purposes (not for leveraging or investment) and
      (ii) engage in reverse repurchase agreements for any purpose; provided that (I) and (ii) in combination do not exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

 (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

 (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

 (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

 (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF U.S. TREASURY MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (I) The Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

   (ii) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   (iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

   (iv) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

   (v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

   (vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (viii) The Portfolio does not currently intend during the coming year to
          (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and
          (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

   (ix) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

   (x) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

   (xi) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Investment Adviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

   (xii) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

          INVESTMENT LIMITATIONS OF U.S. GOVERNMENT MONEY MARKET PORTFOLIO

THE FOLLOWING ARE U.S. GOVERNMENT MONEY MARKET PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

  (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

  (2)  issue senior securities, except as permitted under the 1940 Act;

  (3) borrow money, except that the Portfolio may (I) borrow money for temporary or emergency purposes (not for leveraging or investment) and
       (ii) engage in reverse repurchase agreements for any purpose; provided that (I) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

  (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

  (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

  (6) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

  (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

  (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF U.S. GOVERNMENT MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

 (i) The Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

 (ii) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

 (iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

 (iv) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

 (v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

 (vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

 (vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (viii) The Portfolio does not currently intend during the coming year to
        (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

 (ix) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

 (x) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

 (xi) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Investment Adviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

 (xii) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

          INVESTMENT LIMITATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO

THE FOLLOWING ARE MUNICIPAL MONEY MARKET PORTFOLIO'S FUNDAMENTAL
LIMITATIONS SET FORTH IN THEIR ENTIRETY.  THE PORTFOLIO MAY NOT:

 (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

 (2)  issue senior securities, except as permitted under the 1940 Act;

 (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

 (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, 25% or more of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry;

 (6) buy or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

 (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

 (I) the Portfolio does not currently intend during the coming year to purchase the voting securities of any issuer.

 (ii) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

 (iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

 (iv) The Portfolio may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

 (v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

 (vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

 (vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

 (viii) The Portfolio does not currently intend during the coming year to
        (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

 (ix) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

 (x) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

 (xi) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Investment Adviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

 (xii) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.


                    INVESTMENT LIMITATIONS OF CASH RESERVE PORTFOLIO

THE FOLLOWING ARE CASH RESERVE PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

  (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

  (2)  issue senior securities, except as permitted under the 1940 Act;

  (3) borrow money, except that the Portfolio may (I) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (I) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

  (4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

  (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio will invest 25% or more of its total assets in the financial services industry;

  (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

  (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

  (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF CASH RESERVE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (I) The Portfolio does not currently intend during the coming year to purchase a security (other than a security insured or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

   (ii) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

   (iii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

   (iv) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Portfolio will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

   (v) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (vi) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

   (vii) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

   (viii) The Portfolio does not currently intend during the coming year to
          (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

   (ix) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

   (x) The Portfolio does not currently intend during the coming year to invest in oil, gas, or other mineral exploration or development programs or leases.

   (xi) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Investment Adviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

   (xii) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                            INVESTMENT INSTRUMENTS

First Tennessee Bank National Association through its division, Garland Capital Management (Garland), serves as Investment Adviser to the Portfolios, and with the prior approval of the Board of Trustees (the Trustees), has engaged PNC Institutional Management Corporation (PIMC) to act as Sub-Adviser to each of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio.

RULE 2A-7 The Money Market Portfolios seek to maintain a stable net asset value per share by limiting Portfolio investments in accordance with the terms of Rule 2a-7 under the Investment Company Act of 1940 which sets forth limitations on the quality, maturity and other investment characteristics of Registered Investment Companies which hold themselves out as Money Market Funds.

ASSET-BACKED SECURITIES for Cash Reserve Portfolio may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

COMMERCIAL PAPER. Cash Reserve Portfolio may purchase commercial paper rated at the time of purchase A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). The Portfolio may also purchase unrated commercial paper determined to be of comparable quality at the time of purchase by PIMC, pursuant to guidelines approved by the Trustees.

DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because each Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolios' other investments. If each Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When each Portfolio has sold a security on a delayed-delivery basis, each Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, each Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY-TAXABLE OBLIGATIONS. Municipal Money Market Portfolio does not intend to invest in securities whose interest is federally taxable; however, from time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should the Portfolio invest in taxable obligations, it would purchase securities which in the judgment of PIMC are of high quality. These would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolio will purchase taxable obligations only if they meet its quality requirements as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the Trustees would reevaluate the Portfolio's investment objectives and policies.

Municipal Money Market Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under supervision of the Trustees, PIMC, under the supervision of Garland, determines the liquidity of Municipal Money Market Portfolio and Cash Reserve Portfolio's investments and, through reports from PIMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Portfolios' investments, PIMC may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolios' rights and obligations relating to the investment). Investments currently considered by Cash Reserve Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and some restricted securities and time deposits determined by PIMC to be illiquid. Investments currently considered by Municipal Money Market Portfolio to be illiquid include some restricted securities and municipal lease obligations determined by PIMC to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, the Portfolios were in a position where more than 10% of their net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS, DOMESTIC BRANCHES OF FOREIGN BANKS, AND FOREIGN BRANCHES OF DOMESTIC BANKS. Cash Reserve Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions that have total assets at the time of purchase in excess of $1 billion.

The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

MUNICIPAL LEASE OBLIGATIONS. Municipal Money Market Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchase, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

REPURCHASE AGREEMENTS are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price and marked to market daily. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest even though the underlying security matures in more than one year. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found to present minimal credit risks by PIMC.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by PIMC.
Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Municipal Money Market Portfolio and Cash Reserve Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolios may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolios might obtain a less favorable price than prevailed when they decided to seek registration of the security. However, in general, the Portfolios anticipate holding restricted securities to maturity or selling them in an exempt transaction.

SHORT SALES AGAINST THE BOX. A Portfolio may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share (NAV) of that Portfolio in anticipation of increased interest rates without sacrificing the current yield of the securities sold short. If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale
is outstanding.   A Portfolio will incur transaction costs, including
interest expense, in connection with opening, maintaining and closing short sales against the box.

STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Municipal Money Market Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default.

Ordinarily, the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. PIMC may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. In evaluating a foreign bank's credit, PIMC will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and that the maturities of the underlying securities may be different from those of the commitments.

TENDER OPTION BONDS are created by coupling an intermediate or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, Municipal Money Market Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, PIMC will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolios to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolios consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on participating VRDOs is tax exempt and accordingly, Municipal Money Market Portfolio and Cash Reserve Portfolio intend to purchase these instruments based on opinions of PIMC's fund counsel.

Municipal Money Market Portfolio and Cash Reserve Portfolio may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolios acquire a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand.

U.S. Government Money Market Portfolio and Cash Reserve Portfolio may invest in variable and floating rate instruments of the U.S. Government, its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


                            PORTFOLIO TRANSACTIONS

Garland and PIMC (collectively, the Advisers) are responsible for decisions to buy and sell securities for each Portfolio, broker-dealer selection, and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolios are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolios may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

Each Portfolio does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. Each Portfolio requires that investments mature within 397 days or less, as determined in accordance with the rules of the SEC. The amortized cost method of valuing portfolio securities requires that each Portfolio maintain an average weighted portfolio maturity of 90 days or less. Both policies may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

The Advisers' primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Advisers may, at their discretion, effect transactions with dealers that furnish statistical, research and other information or services which are deemed by the Advisers to be beneficial to the Portfolios' investment program. Certain research services furnished by dealers may be useful to the Advisers with clients other than the Portfolios. Similarly, any research services received by the Advisers through placement of portfolio transactions of other clients may be of value to the Advisers in fulfilling their obligations to the Portfolios. The Advisers are of the opinion that the material received is beneficial in supplementing their research and analysis, and therefore, may benefit the Portfolios by improving the quality of their investment advice. The advisory fee paid by the Portfolios is not reduced because the Advisers receive such services.

The Advisers and their affiliates manage several other investment accounts, some of which may have objectives similar to that of the Portfolios. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of each Portfolio and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Advisers. The Advisers may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of each Portfolio will be made in the same way that such purchases are allocated among or combined with those of other such investment accounts. Simultaneous transactions could adversely affect the ability of each Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Except to the extent permitted by law, portfolio securities will not be purchased from or sold to or through any "affiliated person," as defined in the 1940 Act, of the Advisers.


                      VALUATION OF PORTFOLIO SECURITIES

Each Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing each Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act, as amended. Each Portfolio must adhere to certain conditions under Rule 2a-7 which are summarized in the Prospectus.

The Trustees and Garland oversee PIMC's adherence to Securities and Exchange Commission (SEC) rules concerning money market funds, and the Trustees have established procedures designed to stabilize each Portfolio's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from each Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder would be able to obtain a somewhat higher yield than would result if a Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.


                                  PERFORMANCE

From time to time, each Class of each Portfolio may quote the current yield and effective yield for each class in advertisements or in reports or other communications with shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares.
This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. In addition to the current yield, yields may be quoted in advertising based on any historical seven-day period.

Yield information may be useful in reviewing performance and for providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments which pay a fixed yield for a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. The 7-day yields for the fiscal year ending June 30, 1995 were 5.70%, 5.70%, 3.88%, and 5.80% for U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio, respectively.

Municipal Money Market Portfolio also may quote the tax-equivalent yield for each class, which shows the taxable yield an investor would have to earn, before taxes, to equal the tax-free yield. Tax-equivalent yield is the current yield that would have to be earned, in the investor's tax bracket, to match the tax-free yields shown below after taking federal income taxes into account. Tax-equivalent yields are calculated by dividing current yield by the result of one minus a stated federal or combined federal and state tax rate. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax-exempt obligations yielding from 2.0% to 4.0%. Of course, no assurance can be given that each class will achieve any specific tax-exempt yield. While the Portfolio invests principally in municipal obligations whose interest is not includable in gross income for purposes of calculating federal income tax, other income received by the Portfolio may be taxable.

The following table shows the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1995.


                   1995 TAX RATES AND TAX-EQUIVALENT YIELDS

           Taxable                         Federal
           Income *                            Tax      If individual tax-exempt yield is:
                                           Bracket **    2.00%     3.00%   4.00%
single return          joint return                     Then taxable equivalent yield is:
      $0 -  $23,350    $0       - $39,000      15%       2.35%     3.53%   4.71%
 $23,351 -  $56,550    $39,001  - $94,250      28%       2.78%     4.17%   5.56%
 $56,551 - $117,950    $94,251  - $143,600     31%       2.90%     4.35%   5.80%
$117,951 - $256,500    $143,601 - $256,000     36%       3.13%     4.69%   6.25%

$256,501 - above        $256,501 - above      39.6%     3.31%   4.97%   6.62%

  * Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1995 tax rates.

  ** Excludes the impact of the phase out of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

       The Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.

Each Portfolio may compare the performance of each of its classes or the performance of securities in which it or each of its classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC USA (Publications), Inc. of Ashland, MA, or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, each Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The MONEY FUND AVERAGES-TM- (Government and Tax-Free), which is reported in the MONEY FUND REPORT-R-, covers money market funds.

From time to time each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications or periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may compare its performance to the yields or averages of other money market securities as reported by the Federal Reserve Bulletin, by TeleRate, a financial information network, or by Salomon Brothers Inc., a broker-dealer firm; and other fixed-income investments such as certificates of deposit (CDS). The principal value and interest rate of CDS and money market securities are fixed at the time of purchase whereas yield will fluctuate. Unlike some CDS and certain other money market securities, money market mutual funds, and each Portfolio in particular, are not insured by the Federal Deposit Insurance Corporation (FDIC). Investors should give consideration to the quality and maturity of the Portfolio securities of the respective investment companies when comparing investment alternatives. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Each Portfolio may reference the growth and variety of money market mutual funds and Garland's or Sub-Adviser's skill and participation in the industry. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled for the remainder of 1995 and 1996: Veterans' Day, Thanksgiving Day, Christmas Day (observed), New Year's Day, Dr. Martin Luther King Jr. Day, (observed) Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, and Columbus Day (observed). Although Garland expects the same holiday schedule to be observed in the future, the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each

Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $50 minimum initial investment requirement for this option. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.


                            DISTRIBUTIONS AND TAXES

DIVIDENDS. Dividends will not normally qualify for the dividends-received deduction available to corporations, since the Portfolios' income is primarily derived from interest income and short-term capital gains. Depending upon state law, a portion of each Portfolio's dividends attributable to interest income derived from U.S. government securities may be exempt from state and local taxation. It is not anticipated that dividends attributable to U.S. government securities will be exempt from Tennessee income tax. The Portfolios will provide information on the portion of each Portfolio's dividends, if any, that qualifies for this exemption.

Dividends derived from Municipal Money Market Portfolio's tax-exempt income are not subject to federal income tax, but must be reported to the IRS by shareholders. Exempt-interest dividends are included in income for purposes of computing the portion of social security and railroad retirement benefits that may be subject to federal tax. If the Portfolio earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. Municipal Money Market Portfolio will send a tax statement showing the amount of tax-exempt distributions for the past calendar year, and will send an IRS Form 1099-DIV by January 31 if the Portfolio makes any taxable distributions. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee income tax.

Each Portfolio's distributions are taxable when they are paid whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each Portfolio will send an IRS Form 1099-DIV by January 31.

CAPITAL GAIN DISTRIBUTIONS. Each Portfolio may distribute short-term capital gains once a year or more often as necessary to maintain their NAVs at $1.00 per share or to comply with distribution requirements under federal tax law. Each Portfolio does not anticipate earning long-term capital gains on securities held.

TAX STATUS OF THE TRUST. Each Portfolio has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this pass-through benefit. The tax treatment of dividend distributions from U.S. Treasury Money Market Portfolio and U.S. Government Money Market Portfolio will be the same as if a shareholder directly owned a proportionate share of the U.S. government securities in the Portfolio. Because the income earned on most U.S. government securities in which the Portfolios invest is exempt from the state and local income taxes, the portion of dividends from the Portfolios attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                         TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940
Act) by virtue of his affiliation with Garland or ALPS, is indicated by an asterisk (*).

THOMAS M. BATCHELOR, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, Trustee, 5178 Wheelis, Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate asset management).

*L. R. JALENAK, JR., Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc., a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 - present), Dyersburg Corporation (April 1992 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, Trustee, 1450 Brooks Road, Memphis, TN is President of
Smith & Nephew Richards, Inc.   Mr. Papasan is a former Director of First
American National Bank of Memphis and The West Tennessee Board of First

American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991).

*RICHARD C. RANTZOW, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*MARK A. POUGNET, Treasurer and Secretary, is Chief Financial Officer of ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. In addition, Mr. Pougnet serves as Treasurer of the Duff & Phelps Funds, and Treasurer of Westcore Trust. Prior to joining ALPS, Mr. Pougnet served as Executive Director of Syndication Accounting for Paramount Pictures-Television Group from 1989 to 1991.

The Trustees of the Trust receive from the Trust an annual fee of $4,000 and a fee in the amount of $500 for attending each meeting of the Trustees and each committee meeting.

As of September 30, 1995, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.


                     INVESTMENT ADVISORY AGREEMENTS

Each Portfolio employs First Tennessee Bank National Association (First Tennessee), Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. First Tennessee Bank provides these services to each Portfolio through its division, Garland Capital Management. Under the Investment Advisory and Management Agreement with each Portfolio, Garland is authorized to appoint one or more sub-advisers at Garland's expense. PNC Institutional Management Corporation, formerly known as Provident Institutional Management Corporation, (PIMC or the Sub-Adviser), Wilmington, Delaware acts as Sub-Adviser and, subject to the direction of the Trustees and of Garland, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.

In addition to Garland's fee and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, each Portfolio pays Garland its prorated portion a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all money market Portfolios of the Trust managed by Garland through $1 billion, and .22% on amounts greater than $1 billion. For the fiscal year ended June 30, 1995, Garland earned $127,764, $206,630, $203,876, and $31,714 from U.S. Treasury Money Market
Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio, respectively, before waiving fees of $86,879, $140,508, $138,636, and $21,566 for the respective Portfolios.
Garland has voluntarily agreed to waive its fees to .08% of each Portfolio's average net assets. This waiver is subject to change, upon notification to shareholders.

Under the Investment Advisory and Management Agreement, Garland is authorized, at its own expense, to hire sub-advisers to provide investment advice to each Portfolio. As Sub-Adviser, PIMC is paid by Garland a monthly sub-advisory fee at the annual rate of .08% of aggregate average monthly net assets of all money market Portfolios of the Trust advised by PIMC, through $500 million, .06% of the next $500 million, and .05% on amounts greater than $1 billion. Under the terms of the sub-advisory agreement with Garland, PIMC, subject to the supervision of Garland, supervises the day-to-day operations of each Portfolio and provides investment research and credit analysis concerning each Portfolio's investments, conducts a continual program of investment of each Portfolio's assets and maintains the books and records required in connection with its duties under each sub-advisory agreement. In addition, PIMC keeps Garland informed of the developments materially affecting each Portfolio. For the fiscal year ended June 30, 1995 fees paid to PIMC were $40,884 $66,122, $65,241, and $10,149 for U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio, respectively.


              ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to each Portfolio under separate Administration and General Distribution Agreements with respect to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .075% of average net assets.

Prior to July 1, 1995, National Financial Services Corporation (NFSC) served as the Administrator and Distributor for each Portfolio. As Administrator, NFSC earned fees from each Portfolio computed daily and payable monthly at an annual rate of .20% of average net assets through $100 million, .15% above $100 million and through $200 million, and .10% over $200 million. For each Portfolio's fiscal year ended June 30, 1995, NFSC earned administration fees in the amount of $102,211, $165,304, $163,101, and $25,371 from the U.S.
Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and the Cash Reserve Portfolio respectively. NFSC waived a portion of its fees payable by each of the Money Market Portfolios during the fiscal year ended June 30, 1995 so that each Money Market Portfolio paid to NFSC .10% of its average net assets. For the fiscal year ended June 30, 1995, NFSC waived administration fees of $51,106, $82,652, $81,551 and $12,685 for the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio respectively.

Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, Garland assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class II and III are obligated to pay ALPS monthly an additional annual fee of up to .25% and .70% of average net assets, respectively, which consists of up to .25% in shareholder servicing fees for Class II, and .45% in 12b-1 fees and a .25% shareholder servicing fee for Class III, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class II or Class III shares. Garland and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliated brokers of Garland may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company (CGFSC or the Transfer Agent), provides transfer agent and shareholder services for each Portfolio, and calculates the NAV and dividends of each class and maintains the Portfolio and general accounting records. Chase Manhattan Bank is Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of the Portfolios' assets and the appointment of sub-custodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio (each Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class and ALPS to incur distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to and including 0.75% of the average net assets of Class III of each Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trust or ALPS, on behalf of Class III of each Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). Each Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. Each Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III Plans give ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items which the SEC has noted, for example, the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to and including .25% of average net assets of Class II and Class III.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities.
The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.


                            DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio are portfolios of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There are seven portfolios of the Trust, each with three classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1995, First Tennessee Common Stock Fund, Memphis, TN, owned of record or beneficially 7.6% of Class I of U.S. Treasury Money Market Portfolio's outstanding shares. Erlanger Medical Center, Chattanooga, TN owned of record or beneficially 11.9% of Class I of U.S. Treasury Money Market Portfolio's outstanding shares. Marshall County Correctional Facility, TN, owned of record or beneficially 5.3% of Class I of U.S. Treasury Money Market Portfolio's outstanding shares.

As of September 30, 1995, Marha Robinson, Memphis, TN, owned of record or beneficially 10.5% of Class I of U.S. Government Money market Portfolio's outstanding shares.

As of September 30, 1995, M.R. Hyde, Memphis, TN. owned of record or beneficially 12.7% of Class I of Municipal Money Market Portfolio.

As of September 30, 1995, First Tennessee CTF 1 Equity Fund, Memphis, TN, owned of record or beneficially 28.5 % of Class I of Cash Reserve Portfolio's outstanding shares.

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for each Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof. The Trust has received an Exemptive Order from the SEC (the Order) to permit additional classes of shares. Under the Order, in the event of a shareholder meeting, Class III of a Portfolio votes separately to approve its Distribution and Service Plan, described previously under "Distribution and Service Plans."

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.


                          FINANCIAL STATEMENTS

The Portfolios' financial statements and financial highlights for the fiscal period ended June 30, 1995, are included in the Portfolios' Annual Report, which is a separate report supplied independent of this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

                              APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well established industries.
    - High rates of return on funds employed.

    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                        TOTAL RETURN EQUITY PORTFOLIO

   The following supplement is provided to update and should be read in conjunction with the information provided in the Prospectus dated
October 25, 1995.

   The following information and text shall be inserted in lieu of the sections under "SUMMARY OF PORTFOLIO EXPENSES" on pages 3 and 4 of the prospectus.

A.  EXPENSE SUMMARY



                                              TOTAL RETURN EQUITY
                                                   PORTFOLIO
                                          ----------------------------

SHAREHOLDER TRANSACTION EXPENSES:         CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

Maximum Sales Load on Purchases
 (as a percentage of offering price)       None      4.50%     None
Sales Load Imposed on Reinvested
 Distributions                             None      None      None
Deferred Sales Load                        None      None      None
Redemption Fees                            None      None      None
Exchange Fee                               None      None      None

ANNUAL PORTFOLIO OPERATING EXPENSES: (as a percentage of average net assets)
Management Fees*                           .50%       .50%      .50%
12b-1 Fees                                 .00%       .00%      .75%
Shareholder Servicing                      .00%       .25%      .25%
Other Expenses                             .35%       .44%      .44%
                                          -----      -----      -----

Total Portfolio Operating Expenses*        .85%      1.19%     1.94%
                                          -----      -----     -----
                                          -----      -----     -----

*Net of expense waivers

   ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to Garland Capital Management (Garland), a division of First Tennessee Bank National Association, for managing the Portfolio's investments. Garland, as Investment Adviser has voluntarily agreed to waive its investment advisory fee to .50% of the Portfolio's average net assets, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. Garland, the Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services.

   If the waivers were not in effect, Management Fees would be .65% for each Class. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:

                                              TOTAL RETURN EQUITY
                                                   PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

Other Expenses                              .35%     .44%      .44%
Total Portfolio Operating Expenses         1.00%    1.34%     2.09%

   There is no guarantee that any waivers will continue at their stated levels.

Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III of the Portfolio to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts.

Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 16 for further information.

   B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Total Return Equity Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or Portfolio operating expenses, both of which may vary significantly:

                                              TOTAL RETURN EQUITY
                                                   PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------


 1 year                                   $  9      $ 57*      $ 20
 3 years                                  $ 27      $ 81*      $ 61
 5 years                                  $ 47      $108*      $106
10 years                                  $105      $183*      $228

*Reflects imposition of the maximum sales charge at the beginning of the period.

   The following sentence shall be inserted in lieu of the third sentence of the first paragraph under the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and III - Investment
Requirement" on page 9 of the prospectus:

   "If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater."

   The following sentence shall be inserted after the third sentence of the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and Class III - Systematic Investment Program" on page 12 of the prospectus:

   "If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50."

[LOGO]

FIRST FUNDS                                                   370 17TH STREET
                                                                   SUITE 2700
TOTAL RETURN EQUITY PORTFOLIO                         DENVER, COLORADO  80202
-----------------------------------------------------------------------------
PROSPECTUS FOR CLASS I, II, AND III
October 25, 1995
-----------------------------------------------------------------------------

   First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed equity mutual fund. The objective of the Total Return Equity Portfolio (the Portfolio) is to achieve maximum total return through a combination of capital appreciation and dividend income consistent with reasonable risk by investing primarily in equity securities. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

   This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar accounts (Fiduciary Accounts). Class I shares may be purchased on behalf of Fiduciary Accounts held by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other entities serving in a fiduciary, advisory or agency capacity (each a Fiduciary and collectively referred to as Fiduciaries) that meet the investment threshold for this Class of shares. Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Expense Summary" on page 3.

   A Statement of Additional Information (dated October 25, 1995) for the Portfolio has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS), the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1995 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each Class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE
PRINCIPAL AMOUNT INVESTED.






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------------------------------------------------------------------
                                  TABLE OF CONTENTS
                                                                       PAGE
Summary Of Portfolio Expenses . . . . . . . . . . . . . . . . . . . . .  3
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . .  5
What Is The Investment Objective Of The Portfolio?  . . . . . . . . . .  6
Is The Portfolio A Suitable Investment?; Investment Risks . . . . . . .  6
What Are The Portfolio's Investment Policies And Limitations? . . . . .  7
How Are Investments, Exchanges And Redemptions Made?  . . . . . . . . .  7
How Is Performance Calculated?  . . . . . . . . . . . . . . . . . . . . 14
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . 14
What Is The Effect Of Federal Income Tax On This Investment?. . . . . . 15
What Advisory And Other Fees Do The Portfolios Pay? . . . . . . . . . . 15
How Is The Portfolio Organized? . . . . . . . . . . . . . . . . . . . . 16
Investment Instruments, Transactions, Strategies and Risks. . . . . . . 17
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                      SUMMARY OF PORTFOLIO EXPENSES
-----------------------------------------------------------------------------

   The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear directly or indirectly. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information for Class I and III below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1995 adjusted to reflect new servicing arrangements. The information for Class II below is based upon anticipated operating expenses. This expense information should be considered along with other important information, such as the Portfolio's investment objective.

A.  EXPENSE SUMMARY

                                              TOTAL RETURN EQUITY
                                                   PORTFOLIO
                                          ----------------------------

SHAREHOLDER TRANSACTION EXPENSES:         CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

Maximum Sales Load on Purchases
 (as a percentage of offering price)       None      4.50%     None
Sales Load Imposed on Reinvested
 Distributions                             None      None      None
Deferred Sales Load                        None      None      None
Redemption Fees                            None      None      None
Exchange Fee                               None      None      None

ANNUAL PORTFOLIO OPERATING EXPENSES: (as a percentage of average net assets)
Management Fees*                           .35%      .35%      .35%
12b-1 Fees                                 .00%      .00%      .75%
Shareholder Servicing                      .00%      .25%      .25%
Other Expenses*                            .32%      .39%      .39%
                                          -----     -----     -----

Total Portfolio Operating Expenses*        .67%      .99%     1.74%
                                          -----     -----     -----
                                          -----     -----     -----

*Net of expense waivers

   ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to Garland Capital Management (Garland), a division of First Tennessee Bank National Association, for managing the Portfolio's investments. Garland, as Investment Adviser has voluntarily agreed to waive its investment advisory fee to .35% of the Portfolio's average net assets, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. Garland, the Co-Administrator, is entitled to
 .05% of the Portfolio's average net assets for co-administration services. Garland has voluntarily agreed to waive this fee for Class I, however, there is no guarantee that the waiver will continue.

   If the waivers were not in effect, Management Fees would be .65% for each Class. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:

                                              TOTAL RETURN EQUITY
                                                   PORTFOLIO
                                          ----------------------------


                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------
Other Expenses                              .37%     .39%       .39%
Total Portfolio Operating Expenses         1.02%    1.29%      2.04%

   There is no guarantee that any waivers will continue at their stated levels.

   Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III of the Portfolio to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 16 for further information.

   B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Total Return Equity Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period, (3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or Portfolio operating expenses, both of which may vary significantly:

                                              TOTAL RETURN EQUITY
                                                   PORTFOLIO
                                          ----------------------------

                                          CLASS I  CLASS II  CLASS III
                                          -------  --------  ---------

 1 year                                      $ 7    $ 55*      $ 18
 3 years                                     $22    $ 75*      $ 55
 5 years                                     $37    $ 97*      $ 95
10 years                                     $84    $161*      $207

*Reflects imposition of maximum sales charge at the beginning of the period.

-----------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

   The table that follows is included in the Annual Report for the Portfolio dated June 30, 1995 and has been audited by Price Waterhouse LLP, independent accountants. Their report on the financial statements and the financial highlights for Class I and Class III of the Portfolio is included in the Annual Report (Class II had not commenced operations as of June 30, 1995). The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information.


                                                       TOTAL RETURN EQUITY
                                                             PORTFOLIO
                                   -----------------------------------------------------------

                                           CLASS I                          CLASS III
                                           -------                          ---------
                                   FOR THE YEAR ENDED JUNE 30,     FOR THE YEAR ENDED JUNE 30,
                                   ---------------------------     ---------------------------
                                         1995      1994**               1995      1994***
                                         ----      ------               ----      -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period    $10.53    $10.00               $10.51     $10.60
                                        ------    ------               ------     -------
Income from investment operations:
Net investment income                     0.23      0.17                 0.06       0.06
Net realized and unrealized
 gain (loss) on investments               2.21      0.57                 2.24      (0.05)
                                        ------    ------               ------     -------

Total from investment operations          2.44      0.74                 2.30       0.01
                                        ------    ------               ------     -------

Distributions:
Net investment income                    (0.23)    (0.17)               (0.06)     (0.06)
                                        ------    ------               ------     -------
Net realized gain                        (0.52)    (0.04)               (0.52)     (0.04)
                                        ------    ------               ------     -------

Total distributions                      (0.75)    (0.21)               (0.58)     (0.10)
                                        ------    ------               ------     -------
                                        ------    ------               ------     -------

Net asset value, end of period          $12.22    $10.53               $12.23     $10.51

Total Return                             24.20%+    7.39%+#             22.61%+     0.08%+#

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) $114,000   $82,751              $19,363     $2,094
Ratio of expenses to average net
 assets(1)                                0.47%     0.34%*               1.72%      1.83%*
Ratio of net investment income to
 average net assets                       2.12%     1.83%*               0.87%      0.34%*
Portfolio turnover rate                     33%       83%*                 33%        83%*



(1)During the period, various fees were
   waived.
   The ratio of expenses to average net
   assets had such waivers not occurred
   is as follows                          0.99%     1.05%*               2.26%      6.03%*
*  Annualized
** Class commenced operations on August 2, 1993.
***Class commenced operations on December 9, 1993.
+  Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.


-----------------------------------------------------------------------------
             WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-----------------------------------------------------------------------------

   First Tennessee Bank National Association (First Tennessee), through Garland, serves as Investment Adviser to the Portfolio and with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland), to act as Sub-Adviser to the Portfolio. Subject to Garland's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements" beginning on page 15.

   The investment objective of the Portfolio is to achieve maximum total return through a combination of capital appreciation and dividend income by investing at least 65% of its total assets in equity securities. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

   The Portfolio invests primarily in common stock, and American
Depository Receipts (ADRs) of U.S. and international companies that trade on major exchanges (NYSE, ASE, NASDAQ). Highland will analyze the fundamental values both of particular companies and industries.
Fundamental analysis considers a company's essential soundness and future prospects, as well as overall industry outlook.

   The Portfolio may also invest in convertible preferred stock, bonds and debentures that are convertible into common stock, options and may sell short securities it owns. The Portfolio may engage in repurchase agreements and reverse repurchase agreements, may buy and sell securities on a when-issued or delayed-delivery basis, and may purchase warrants, interests in real estate investment trusts, forward currency contracts, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive or liquidity purposes, invest without limit in short-term money market securities including, but not limited to, U.S. government obligations, commercial paper, and certificates of deposit.

-----------------------------------------------------------------------------
        IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-----------------------------------------------------------------------------

   By itself, the Portfolio does not constitute a balanced investment plan. Total Return Equity Portfolio emphasizes maximizing total return through a combination of capital appreciation and dividend income by investing primarily in equity securities. An investment in Total Return Equity Portfolio may involve greater risk than is inherent in other types of investments since it seeks capital appreciation, and the value of its investments will generally fluctuate in response to stock market conditions. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Portfolio may be worth more or less than the original cost when shares are redeemed.

   In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, and stripped fixed-income obligations. Highland may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. They may also result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

   Further information about the types of securities in which the Portfolio may invest and the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies And Risks" on page 17 and in the Statement of Additional Information.

-----------------------------------------------------------------------------
       WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
-----------------------------------------------------------------------------

   INVESTMENT LIMITATIONS. The Total Return Equity Portfolio has adopted the following investment limitations:

   (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result, (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

   (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

   (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

   (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

   Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval. The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations (1), (2), (3)(a), and (4)(b) above. These limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

   The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

   From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.

-----------------------------------------------------------------------------
            HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
-----------------------------------------------------------------------------

Class I
-------

WHO MAY INVEST?

   Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar Fiduciary Accounts. Class I shares may be purchased on behalf of Fiduciary Accounts held by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other Fiduciaries serving in a fiduciary, advisory or agency capacity who can meet the investment minimum.

HOW IS A FIDUCIARY ACCOUNT ESTABLISHED WITH A FIDUCIARY?

   An initial investment must be preceded by or made in conjunction with the establishment of a Fiduciary Account with a Fiduciary.
Establishment of a Fiduciary Account may require that documents and applications be completed and signed before the investment can be implemented. The Fiduciary may require that certain documents be provided prior to making a redemption from the Portfolio. Fiduciaries may charge fees in addition to those described herein based on their Fiduciary Account agreements. Fee schedules for Fiduciary Accounts are available upon request from the Fiduciary and are detailed in the agreements by which each client opens a Fiduciary Account.

HOW ARE INVESTMENTS MADE?

   Each Fiduciary will transmit orders to the Transfer Agent, Chase Global Funds Services Company (CGFSC). If an order is received by CGFSC in proper form prior to 4:00 p.m. Eastern time on any Business Day, and the funds are received by CGFSC that day, the investment will earn dividends declared, if any, on the day of purchase. Fiduciaries will wire funds through the Federal Reserve System. Purchases will be processed at the NAV calculated after an order is received in proper form and accepted by CGFSC. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal
Reserve System with same-day availability), a Fiduciary must call CGFSC at 1-800-442-1941, (option 2) prior to 4:00 p.m. Eastern time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any Class of a Portfolio without notice to shareholders.

   MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Fiduciary is $100,000. Fiduciaries may satisfy the minimum investment by aggregating their Fiduciary Accounts within the Portfolio. Subsequent investments may be in any amount. If a Fiduciary's Class I account falls below $50,000 due to redemption, the Portfolio may close the account. A Fiduciary may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the net asset value per share (NAV) on the day the account is closed, and proceeds will be sent to the address of record. Involuntary redemptions will be effected, if at all, at the last calculated NAV.

HOW ARE REDEMPTIONS MADE?

   Fiduciaries may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request in proper form and will earn dividends declared, if any, through the day prior to redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

   Fiduciaries may make redemptions by wire provided they have established a wire account with CGFSC. Please call 1-800-442-1941, (option 2) to advise CGFSC of the wire. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with CGFSC. The Fiduciary may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC at 73 Tremont Street, Boston, Massachusetts, 02108.

   Pursuant to the Investment Company Act of 1940, as amended (the 1940
Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the NYSE or the New York Federal Reserve is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, the Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

   If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to CGFSC. In case of suspension of the right of redemption, the Fiduciary may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

   The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Garland's opinion, they are of a size that would disrupt management of the Portfolio.

   In order to allow Garland to manage the Portfolio most effectively, Fiduciaries are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify CGFSC at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Fiduciary and the account number(s) must be supplied.

   Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and a Fiduciary should verify the accuracy of confirmation statements immediately after receipt. If a Fiduciary does not want to be able to initiate redemptions and exchanges by telephone, please call CGFSC for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

   Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These Classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses" on page 3.

INVESTMENT REQUIREMENT

   The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program or the A Plus Card Program, the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. See page 12 for additional information on the Systematic Investing Program. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance.
If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed. Involuntary redemptions will be effected, if at all, at the last calculated NAV.

   All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

   You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions, if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

   You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional. See page 12 for information on how to invest through your Investment Professional. Shares will be purchased based on the NAV next calculated after CGFSC has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to CGFSC before 4:00 p.m. Eastern time in order for you to receive that day's share price. CGFSC must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investor will earn dividends declared, if any, on the day of purchase if the funds are received by CGFSC that day.

PUBLIC OFFERING PRICE

   Class III shares are bought without a load; that is, the offering price for such shares will be their NAV. The public offering price for Class
II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Service Organizations which are financial institutions which have entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as


                           TOTAL SALES LOAD                      REALLOWANCE TO
                           FOR CLASS II SHARES                   SERVICE ORGANIZATIONS
                           -------------------                   ---------------------
                           AS A % OF OFFERING                    AS A % OF OFFERING
  AMOUNT OF TRANSACTION    PRICE PER SHARE      AS A % OF NAV    PRICE PER SHARE
  Less than $100,000       4.50                 4.71             4.00
  $100,000 to $249,999     3.50                 3.63             3.00
  $250,000 to $499,999     2.50                 2.56             2.25
  $500,000 to $999,999     1.50                 1.52             1.25
  $1,000,000 and over      0.50                 0.50             0.40


The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, will provide additional non-cash promotional incentives to dealers, in the form of attendance at a sales seminar at a resort. These incentives will be limited to certain dealers who have sold significant numbers of shares of any of the Funds of the Trust.

   You may purchase Class II shares without a sales load if the purchase will be (a) through your First Funds sponsored IRA upon rollover (and subsequent contributions) from another IRA, a 401 Plan or 403 Plan, if the trustee or custodian for such other IRA or Plan is a direct or indirect subsidiary or franchisee bank of First Tennessee; (b) through a discount broker that imposes a transaction charge with respect to such purchases; (c) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of banks or broker/dealer organizations affiliated with First Tennessee, that have agreements to sell First Funds; (d) by a current or former Trustee, officer or employee of First Funds; the spouse of a First
Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child of a First Funds Trustee, officer or employee; or the child of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (e) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Code); (f) by financial institutions (including bank trust departments or divisions) investing on their own behalf or on behalf of their clients; (g) in accounts as to which a bank, registered investment adviser, or broker/dealer charges an asset management fee;
(h) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past sixty
(60) days upon presentation of purchase verification information; or
(i) through certain promotions where the load is waived for investors.

   In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges And Redemptions Made? - Class I, II, and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a load, if you obtained such no-load shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

   In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

   You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

   To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, CGFSC at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

   RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

   LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds
IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of you Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

   If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

   QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other fiduciary for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

HOW DO I INVEST DIRECTLY?

   When opening a new account directly, you must complete and sign an account application and send it to CGFSC, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941, (option 2) between the hours of 8:00 a.m. to 7:00 p.m. Central Time (9:00 a.m. to 8:00 p.m. Eastern Time), Monday through Friday.

   Investments may be made in several ways:

   BY MAIL: Make your check payable to First Funds: Total Return Equity Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that CGFSC receives your application in good order and processes your transaction.

   BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to CGFSC. Be sure to indicate on the application under the section Account Privileges that you desire to have this option. Once you have completed this process, you can initiate a bank transfer by contacting CGFSC at 1-800-442-1941, (option 2). Please allow two or three days after the authorization for the transfer to occur.

   BY WIRE: Call 1-800-442-1941, (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire
transaction, call your depository institution.   Federal funds (monies
transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

          Chase Manhattan Bank, N.A.
          ABA #021000021
          First Funds
          Credit DDA #910-2-733335
          (Account Registration)
          (Account Number)
          (Wire Control Number) *See Below*

   Prior to sending wires, please be sure to call 1-800-442-1941, (option
2) to receive a Wire Control Number to be included in the body of the wire (see above).

   Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

   You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request and will earn dividends declared, if any, through the day prior to redemption.
If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month. Shares redeemed will receive the accrued dividends through the day prior to redemption.

   You may redeem shares in several ways:

   BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee.

   A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

   BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact CGFSC at 1-800-442-1941, (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

   BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with CGFSC. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC at 73 Tremont Street, Boston, Massachusetts, 02108.

   ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the New York Stock Exchange (NYSE) or the Federal Reserve Bank of New York (New York Federal Reserve) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, the Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

   If you are unable to reach CGFSC by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to CGFSC. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

   If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

   The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. You will receive a written confirmation of each automatic transfer from your bank account to your Portfolio account, and a debit entry will appear on your bank account statement. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling CGFSC at 1-800-442-1941, (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

   You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per month. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact your Investment Professional for more information.

ADDITIONAL INFORMATION

   TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option
1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. CGFSC or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed on page 9. Plans include Individual Retirement Accounts
(IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension
Plans (SEP-IRAs).

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

   The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class specific liabilities, and dividing the result by the number of shares outstanding in that Class.

   The Portfolio is open for business each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of trading of the NYSE (normally 4:00 p.m. Eastern time).

   The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

   DISTRIBUTION OPTIONS: The Portfolio earns dividends from its stocks and interest from bond, money market, and other fixed-income investments. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Portfolio are declared and paid monthly.

   When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

   1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

   2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

   3. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

HOW ARE EXCHANGES MADE?

   An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, the Portfolio's shares may be exchanged for the same Class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by CGFSC. Fiduciaries may execute exchange transactions by calling CGFSC at 1-800-442-1941 (option 2) prior to 4:00 p.m. on any Business Day. Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of the Money Market Portfolios will receive Class III shares.

   When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment must be met.

   Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, Garland discourages frequent exchange activity by investors in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Garland's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege and to suspend the offering of shares in any Class without notice to shareholders. You or your Fiduciary if you are invested in Class I will receive written confirmation of each exchange transaction.

   Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I, Class I shares held in a Fiduciary Account may be converted to shares of another Class.

STATEMENTS AND REPORTS

   You, or if Class I, the Fiduciary, will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you, or if Class I, the Fiduciary will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Fiduciary. Please write to ALPS to request additional copies.

-----------------------------------------------------------------------------
                      HOW IS PERFORMANCE CALCULATED?
-----------------------------------------------------------------------------

   From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The yield is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the net investment income it earned from its portfolio of investments for a 30-day period, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

   Total return for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three Classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

   For additional performance information, contact your Investment Professional or CGFSC for a free annual report and Statement of Additional Information for the Portfolio.

-----------------------------------------------------------------------------
                           PORTFOLIO TRANSACTIONS
-----------------------------------------------------------------------------

   Brokerage firms are utilized to conduct securities transactions for the Portfolio. Broker-dealers are chosen by judging professional ability and quality of service. The Portfolio generally pays lower commissions on listed securities than would individual investors when placing trades with brokers.

   Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions
- the Portfolio's portfolio turnover rate - will vary from year to year depending on market conditions. The Portfolio's portfolio turnover rate for the period ended June 30, 1995 was 33%.

-----------------------------------------------------------------------------
      WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
-----------------------------------------------------------------------------

   The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared and paid monthly.

   FEDERAL TAXES. Distributions from each Portfolio's taxable income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. A portion of the Portfolio's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Fiduciary an IRS Form 1099-DIV by January 31.

   CAPITAL GAINS. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to you and the IRS annually. However, because the tax treatment also depends on the purchase price and your personal tax position, regular account statements should be used to determine the tax gain or loss.

   "BUYING A DIVIDEND." On the record date for a capital gain distribution or an income dividend, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date ("buying a dividend"), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

   OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. You should consult your tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

   When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require each Portfolio to withhold 31% of taxable distributions from your account.

-----------------------------------------------------------------------------
           WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-----------------------------------------------------------------------------

   INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay Garland, a division of First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .65% of its average net assets. Garland has voluntarily agreed to waive its fees down to .35% of the Portfolio's average net assets.
This voluntary waiver can be discontinued at any time.

   Under the Investment Advisory and Management Agreement, Garland may, with the prior approval of the Trustees, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the investment advisory agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by Garland, Garland shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by Garland from the Portfolio.

   First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $13.2 billion in assets under administration (including nondiscretionary accounts) and $4.7 billion in assets under management as of June 30, 1995, as well as experience in supervising sub-advisers. For the Portfolio's fiscal year ended June 30, 1995, Garland earned $686,850 from the Portfolio before waiving $532,648 of its fee.

   Highland serves as the Sub-Adviser for the Portfolio subject to the supervision of Garland and pursuant to the authority granted to it under its Sub-Advisory Agreement with Garland. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. (FTIM), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management that dates back to 1929. Highland has a total of $1.8 billion in assets under management as of June 30, 1995. Garland is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Portfolio's average net assets. Highland is currently waiving some or all of its fees for the Portfolio.

   ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 2700, Denver Colorado, 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

   Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, Garland assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from the Portfolio a monthly fee at the annual rate of .05% of average net assets. Garland is voluntarily waiving this fee for Class I, however, there is no guarantee that this waiver will continue.

   As the Distributor, ALPS sells shares of the Portfolio as agent on behalf of the Trust at no additional cost to the Trust. Garland and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of Garland may receive commissions or asset-based fees.

   TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. (CGFSC), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is Custodian of the Portfolio's assets.

   PRICING AND ACCOUNTING. CGFSC calculates the NAV and dividends of each Class and maintains the portfolio and general accounting records.

   DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule.
Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the Portfolio's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services.
The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Investment Professionals are paid at the annual rate of .25% of the Portfolio's average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder
Servicing Fees are expenses of Class II and III in addition to the Management Fee and Administration Fee, and will reduce both Class' net income and total return.

-----------------------------------------------------------------------------
                      HOW IS THE PORTFOLIO ORGANIZED?
-----------------------------------------------------------------------------

   The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate Classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or Class with respect to issues affecting that Portfolio or Class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or Class votes separately with respect to issues affecting only that

Portfolio or Class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional Classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

   Edward J. Goldstein, one of the Portfolio Managers for the Portfolio, is a Director and Executive Vice President of Highland. He joined
Highland in September, 1989. Mr. Goldstein is a graduate of Boston University and received a Master of Business Administration from Columbia University.

   David L. Thompson, one of the Portfolio Managers for the Portfolio, is Senior Vice President of Highland. He joined Highland in May 1995 and is Chartered Financial Analyst. Mr. Thompson is a graduate of the University of Mississippi and received a Masters of Business
Administration from the  University of North Carolina.

-----------------------------------------------------------------------------
        INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
-----------------------------------------------------------------------------

   The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make.
The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

   EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, ADRs and warrants. Common stock purchased by the Portfolio is evidence of ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. For the most part, however, common stock has more potential for appreciation. Preferred Stock is a Class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

   FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory, or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

   The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated.

   DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

   ILLIQUID SECURITIES. Under the supervision of the Board of Trustees, Highland, under Garland's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

   MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

   RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations.

   OPTIONS CONTRACTS. The Portfolio may buy and sell options contracts to manage their exposure to changing interest rates and security prices.
To the extent each invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolios' investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure.
Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The
Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

   Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolios return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

   The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

   REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. A Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, a Portfolio could experience a loss. In all cases, Highland must find the creditworthiness of the other party to the transaction satisfactory.

   U.S. GOVERNMENT OBLIGATIONS purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

   U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

   ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

   A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

   The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                             INVESTMENT ADVISER
                             ------------------

                         Garland Capital Management
          (a division of First Tennessee Bank National Association)
                                Memphis, TN


                                SUB-ADVISER
                                -----------

                      Highland Capital Management Corp.
                               Memphis, TN


                                 OFFICERS
                                 --------

                      Richard C. Rantzow, President
                 Mark A. Pougnet, Treasurer & Secretary


                                 TRUSTEES
                                 --------

                           Thomas M. Batchelor
                             John A. DeCell
                            L.R. Jalenak, Jr.
                             Larry W. Papasan
                            Richard C. Rantzow


                      ADMINISTRATOR AND DISTRIBUTOR
                      -----------------------------

                    ALPS Mutual Funds Services, Inc.
                               Denver, CO


                 TRANSFER AND SHAREHOLDER SERVICING AGENT
                 ----------------------------------------

                   Chase Global Funds Services Company
                               Boston, MA


                                CUSTODIAN
                                ---------

                        Chase Manhattan Bank, N.A.
                               New York, NY

                               FIRST FUNDS

                       370 17TH STREET, SUITE 2700
                         DENVER, COLORADO 80202

                      TOTAL RETURN EQUITY PORTFOLIO
                   TOTAL RETURN FIXED INCOME PORTFOLIO

                    SUPPLEMENT DATED JANUARY 3, 1995
TO THE STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                         DATED OCTOBER 25, 1995

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "PORTFOLIO TRANSACTIONS", PARAGRAPH 7, FOLLOWING THE FIRST SENTENCE, ON PAGE 12.

     "IN AGGREGATE, THE TRUST PAID BROKERAGE COMMISSIONS IN THE AMOUNT OF $161,109 AND $146,176 DURING FISCAL YEARS ENDED JUNE 30, 1994 AND JUNE 30, 1995, RESPECTIVELY.

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "PERFORMANCE", PARAGRAPH 6, FOLLOWING THE SIXTH SENTENCE, ON PAGE 14.

                                       CLASS I AVERAGE     CLASS III AVERAGE
                                     ANNUAL TOTAL RETURN  ANNUAL TOTAL RETURN
                                             SINCE               SINCE
                                           INCEPTION           INCEPTION
                                     -------------------  -------------------
TOTAL RETURN EQUITY PORTFOLIO                16.28%              15.05%
TOTAL RETURN FIXED INCOME PORTFOLIO           5.28%               3.95%

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - ADDITIONAL CLASS II AND CLASS III INFORMATION - SYSTEMATIC INVESTING PROGRAM", FOLLOWING THE FIFTH SENTENCE, ON PAGE 16.

     "FOR EMPLOYEES OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY OF ITS AFFILIATES, THE MINIMUM INITIAL INVESTMENT REQUIREMENT IS $50."

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED
"TRUSTEES AND OFFICERS", PARAGRAPH 8, FOLLOWING THE FIRST SENTENCE, ON PAGE 18.

     "THE TRUSTEES WERE COMPENSATED, IN AGGREGATE, $32,500 FOR THEIR SERVICES PROVIDED DURING THE TRUST'S FISCAL YEAR ENDED JUNE 30, 1995."

THE FOLLOWING INFORMATION SHALL BE INSERTED UNDER THE SECTION TITLED "DESCRIPTION OF THE TRUST - CLASSES", FOLLOWING THE LAST SENTENCE, ON PAGE 23.

     "PURSUANT TO A VOTE BY THE BOARD OF TRUSTEES, THE TRUST HAS ADOPTED RULE 18F-3 UNDER THE ACT AND HAS ISSUED MULTIPLE CLASSES OF SHARES WITH RESPECT TO EACH OF ITS PORTFOLIOS. ACCORDINGLY, THE RIGHTS, PRIVILEGES AND OBLIGATIONS OF EACH SUCH CLASS WILL BE DETERMINED IN ACCORDANCE WITH SUCH RULE."

THE FOLLOWING INFORMATION SHALL BE INSERTED IN THE FOURTH PARAGRAPH UNDER THE SECTION TITLED "ADMINISTRATION AGREEMENT AND OTHER CONTRACTS - ADMINISTRATOR AND DISTRIBUTOR", IN LIEU OF THE INFORMATION IN THE SECOND SENTENCE, ON
PAGE 19.

     "CLASS III IS OBLIGATED TO PAY ALPS MONTHLY A 12b-1 FEE AT THE ANNUAL RATE OF .75% OF AVERAGE NET ASSETS, ALL OR A PORTION OF WHICH MAY BE PAID OUT TO BROKER-DEALERS OR OTHERS INVOLVED IN THE DISTRIBUTION OF CLASS III SHARES. CLASS II AND III PAY SHAREHOLDER SERVICING FEES TO INVESTMENT PROFESSIONALS AT AN ANNUAL RATE OF .25% OF AVERAGE NET ASSETS AS MORE FULLY DESCRIBED UNDER THE SECTION "ADMINISTRATION AGREEMENT AND OTHER CONTRACTS - SHAREHOLDER SERVICES PLANS" ON
     PAGE 21 BELOW."

                            FIRST FUNDS
                   TOTAL RETURN EQUITY PORTFOLIO
                TOTAL RETURN FIXED INCOME PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION FOR CLASS I, CLASS II, AND CLASS III
                         OCTOBER 25, 1995

This Statement is not a prospectus but should be read in conjunction with the current Prospectus for each class of First Funds: Total Return Equity Portfolio and Total Return Fixed Income Portfolio (dated October 25, 1995). Please retain this Statement for future reference. The Portfolio's financial statements and financial highlights, included in the Annual Report for the fiscal year ended June 30, 1995, are incorporated herein by reference. To obtain additional free copies of this Statement, the Annual Report, or of the Prospectuses for the Total Return Equity or Total Return Fixed Income Portfolios, please call the Distributor at 1-800-442-1941, Option 1 or write to the Distributor at 370 17th Street, Suite 2700, Denver CO 80202.

     TABLE OF CONTENTS                                PAGE

Investment Restrictions and Limitations                  2
Investment Instruments                                   5
Portfolio Transactions                                  11
Valuation of Portfolio Securities                       13
Performance                                             13
Additional Purchase and Redemption Information          16
Distributions and Taxes                                 16
Trustees and Officers                                   17
Investment Advisory Agreement                           18
Administration Agreement and Other Contracts            19
Description of the Trust                                22
Financial Statements                                    23
Appendix                                                23

INVESTMENT ADVISER

Garland Capital Management, a division of First Tennessee Bank National Association (Garland or the Investment Adviser)

SUB-ADVISER

Highland Capital Management Corp. (Highland or the Sub-Adviser)

ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor)

CO-ADMINISTRATOR

Garland Capital Management, a division of First Tennessee Bank National Association (Garland or the Co-Administrator)

TRANSFER AGENT & CUSTODIAN

Chase Global Funds Services Company (CGFSC or the Transfer Agent)

                INVESTMENT RESTRICTIONS AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

Fundamental policies and investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of that Portfolio. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

        INVESTMENT LIMITATIONS OF TOTAL RETURN EQUITY PORTFOLIO

THE FOLLOWING ARE TOTAL RETURN EQUITY PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other aprties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TOTAL RETURN EQUITY PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(I) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(ii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation 3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(vi) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vii) The Portfolio does not currently intend during the coming year to purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(viii) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(ix) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

     INVESTMENT LIMITATIONS OF TOTAL RETURN FIXED INCOME PORTFOLIO

THE FOLLOWING ARE TOTAL RETURN FIXED INCOME PORTFOLIO'S FUNDAMENTAL LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE PORTFOLIO MAY NOT:

(1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end or closed-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

THE FOLLOWING LIMITATIONS OF TOTAL RETURN FIXED INCOME PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The Portfolio does not currently intend during the coming year to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(ii) The Portfolio does not currently intend during the coming year to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The Portfolio may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation 3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv) The Portfolio does not currently intend during the coming year to purchase any security, if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The Portfolio does not currently intend during the coming year to purchase or sell futures contracts. This limitation does not apply to securities that incorporate features similar to futures contracts.

(vi) The Portfolio does not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities.

(vii) The Portfolio does not currently intend during the coming year to purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(viii) The Portfolio does not currently intend during the coming year to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(ix) The Portfolio does not currently intend during the coming year to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.

                      INVESTMENT INSTRUMENTS

First Tennessee Bank National Association, through its division, Garland Capital Management (Garland), serves as Investment Adviser to the Portfolios, and with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland) to act as Sub-Adviser to each of the Portfolios, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objectives of each Portfolio.

DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Portfolio may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, each Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because each Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolios' other investments. If each Portfolio remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When each Portfolio has sold a security on a delayed-delivery basis, each Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, each Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FOREIGN INVESTMENTS. Foreign investments purchased by each Portfolio can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Highland will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depository Receipts and European Depository Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. Total Return Equity Portfolio may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the portfolio. The portfolio may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When the portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Highland.

The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Total Return Equity Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the portfolio held investments denominated in Deutsche marks, the portfolio could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Securities and Exchange Commission (SEC) guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, Total Return Equity Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on Highland's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as Highland anticipates. For example, if a currency's value rose at a time when Highland had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If Highland hedges currency exposure through proxy hedges, Total Return Equity Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Highland increases the Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that Highland's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Highland, under the supervision of Garland, determines the liquidity of each Portfolio's investments and, through reports from Highland, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio's investments, Highland may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio's rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by Highland to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, each Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

REAL ESTATE INVESTMENT TRUSTS. Total Return Equity Portfolio may purchase interests in real estate investment trusts. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940 (the 1940 Act).

REPURCHASE AGREEMENTS are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Highland.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio will maintain appropriate high grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Highland. Such transactions may increase fluctuations in the market values of each Portfolio's assets and may be viewed as a form of leverage.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, each Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time each Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, each Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

SECURITIES LENDING. Each Portfolio may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Highland to be of good standing. Furthermore, they will only be made if, in Highland's judgment, the consideration to be earned from such loans would justify the risk.

Garland understands that it is the current view of the SEC that each Portfolio may engage in loan transactions only under the following conditions: (1) each Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES AGAINST THE BOX. If Total Return Equity Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs) are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

Total Return Fixed Income Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Portfolio to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof. The Portfolio considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase.

WARRANTS. Total Return Equity Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if Highland deems it undesirable to exercise or sell.

LIMITATIONS ON OPTIONS TRANSACTIONS. Each Portfolio will not: (a) purchase put options or write call options if, as a result, more than 25% of the Portfolios' total assets would be hedged with options under normal conditions; (b) write put options if, as a result, the Portfolios' total obligations upon settlement or exercise of written put options would exceed 25% each of their total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, each Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolios pay the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. The Portfolios may terminate their position in a put option they have purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, the Portfolios will lose the entire premium they paid. If the Portfolios exercise the option, they complete the sale of the underlying instrument at the strike price. The Portfolios may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When each Portfolio writes a put option, each takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolios assume the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Portfolios may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolios have written, however, the Portfolios must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover their position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Portfolios' current or anticipated investments exactly. Each Portfolio may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolios' investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolios may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolios' options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolios to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolios' access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios' assets could impede portfolio management or the Portfolios' ability to meet redemption requests or other current obligations.

                          PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of each Portfolio by Garland and Highland (collectively, the Advisers) pursuant to authority contained in each Portfolio's Investment Advisory Agreement and Sub-Advisory Agreement. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment advisor. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker's execution capability; the broker's perceived financial stability; the broker's responsiveness to the Advisers' transaction requests; and the broker's clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to each Portfolio or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out its obligations to each Portfolio. The receipt of such research has not reduced the Advisers' normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers' overall responsibilities to each Portfolio and its other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

For the fiscal period ended June 30, 1995, the portfolio turnover rates were 33% and 23%, for Total Return Equity Portfolio and Total Return Fixed Income Portfolio, respectively.

From time to time the Trustees will review whether the recapture for the benefit of each Portfolio of some portion of the brokerage commissions or similar fees paid by each Portfolio on portfolio transactions is legally permissible and advisable. Each Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each Portfolio to seek such recapture.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and Garland involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Advisers as investment adviser and sub-adviser to each Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                   VALUATION OF PORTFOLIO SECURITIES

Securities owned by each Portfolio are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange (NYSE) or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. Short-term securities maturing in 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a Portfolio if, in the opinion of a committee appointed by the Board of Trustees , some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value per share (NAV). Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. Chase Global Funds Services Company, the Transfer Agent gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith.

                              PERFORMANCE

For each Class of Total Return Fixed Income Portfolio, yields used in advertising are computed by dividing interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, yield may not equal its distribution rate, the income paid to an account, or income reported in financial statements.

Yield information may be useful in reviewing performance and in providing a basis for comparison with other investment alternatives. Yield will fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should give consideration to the quality and maturity of portfolio securities of the respective investment companies when comparing investments.

Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the holdings, thereby reducing the current yield. In periods of rising interest rates, the opposite can be expected to occur. For the fiscal period ending June 30, 1995, the 30-day yield for Class I of Total Return Fixed Income Portfolio was 6.24%, and for Class III of Total Return Fixed Income Portfolio was 4.71%. Class II shares were not sold during the period.

TOTAL RETURNS for each Class of each Portfolio quoted in advertising reflect all aspects of return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance. Average annual returns covering periods of less than one year are calculated by determining total return for the period, extending that return for a full year (assuming that performance remains constant over the year), and quoting the result as an annual return.

CUMULATIVE TOTAL RETURNS reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Where applicable, sales load may or may not be included. The following table shows total returns for the fiscal year ending June 30, 1995 for each Class of each Portfolio.

                                      CLASS I              CLASS III
                                    TOTAL RETURN         TOTAL RETURN
                                    ------------         ------------
Total Return Equity Portfolio           24.20%               22.61%
Total Return Fixed Income Portfolio     11.87%               10.12%

Each Portfolio may compare the performance of each of its classes or the performance of securities in which it or each of its classes may invest to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by IBC USA (Publications), Inc. of Ashland, MA or by Lipper Analytical Services, Inc. (Lipper, sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the Portfolio's performance may be compared to mutual fund performance indices prepared by Lipper. The BOND FUND REPORT AVERAGES-TM- which is reported in the BOND FUND REPORT-R-, covers taxable bond funds. When evaluating comparisons to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price. Total Return Fixed Income Portfolio, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

MOVING AVERAGES. Total Return Equity Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

NET ASSET VALUE. Charts and graphs using the Portfolios' net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Portfolio and reflects all elements of its return. Unless otherwise indicated, the Portfolio's adjusted NAVs are not adjusted for sales charges, if any.

From time to time, each Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolios may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

Each Portfolio may be compared in advertising to certificates of deposits
(CDS) or other investments issued by banks. Mutual funds differ from bank investments in several respects. For example, the Portfolios may offer greater liquidity or higher potential returns than CDS, and the Portfolio does not guarantee your principal or your return.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the return of different indices.

Total Return Equity Portfolio may compare its performance to that of the Standard & Poor's Composite Index of 500 stocks (S&P 500), a widely recognized, unmanaged index of the combined performance of the stocks of 500 American companies. The index is composed of stocks from 400 industrial corporations, 20 transportation, 40 utility, and 40 financial corporations, which amounts to approximately 80% of the U.S. equity market value. Total Return Fixed Income Portfolio may compare its performance to that of the Lehman Brothers Government Bond Index, an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Corporate Bond Index, an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's or BBB by S&P, or in the case of non-rated bonds, BBB by Fitch Investors Service. The Government Bond Index and the Corporate Bond Index are combined to form the Government/Corporate Bond Index. Each Portfolio may compare its performance to that of the Lehman Brothers Aggregate Bond Index, an index comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index. Each Portfolio may also quote mutual fund rating services in its advertising materials, including data from a mutual fund rating service which rates mutual funds on the basis of risk adjusted performance. Because the fees for Class II and Class III are higher than the fees for Class I, yields and returns for those classes will be lower than for Class I.

Each Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit nor guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The following holiday closings have been scheduled for the remainder of 1995 and for 1996: Veterans' Day, Thanksgiving Day, Christmas Day (observed),New Year's Day, Dr. Martin Luther King Jr. Day (observed), Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, and Columbus Day (observed). Although Garland expects the same holiday schedule to be observed in the future, the NYSE and the Federal Reserve Bank of New York (New York Federal Reserve) may modify their holiday schedules at any time.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Portfolio is required to give shareholders at least 60 days' notice prior to terminating or modifying each Portfolio's exchange privilege. Under Rule 11a-3, the 60-day notification requirement may be waived if (I) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange, or (ii) under extraordinary circumstances, a Portfolio temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies. This exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor Regulations.

ADDITIONAL CLASS II AND CLASS III INFORMATION

SYSTEMATIC INVESTING PROGRAM. Investors can make regular investments in Class II and Class III with Systematic Investing by completing the appropriate section on the account application and attaching a voided personal check. If the bank account is jointly owned, make sure that all owners sign. Investments may be made monthly by automatically deducting $25 or more from your checking account. This monthly purchase amount may be changed at any time. There is a $250 minimum initial investment requirement for this option. Accounts will be drafted on or about the first business day of every month. Systematic Investing may be canceled at any time without payment of a cancellation fee. Investors will receive a confirmation from their securities broker or financial institution (Investment Professional), or from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

SYSTEMATIC WITHDRAWAL PLAN. Investors can have monthly, quarterly or semi-annual checks sent from their account to you, to a person named by them, or to their bank checking account. The Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on shares, an account eventually may be exhausted. Contact the Investment Professional for more information.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of Total Return Equity Portfolio's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Portfolio's income is derived from qualifying dividends. Because the Portfolio may also earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from the Portfolio that qualifies for the deduction will generally be less than 100%. The Portfolio will notify corporate shareholders annually of the percentage of portfolio dividends which qualify for the dividends received deduction. Because Total Return Fixed Income Portfolio's income is primarily derived from interest, dividends from the Portfolio generally will not qualify for the dividends-received deductible available to corporations. A portion of each Portfolio's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore increase (decrease) dividend distributions. Each Portfolio will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains realized by each Portfolio on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains regardless of the length of time that shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of each Portfolio, and such shares are held less than six months and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

Short-term capital gains distributed by each Portfolio are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends received deduction.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because each Portfolio does not currently anticipate that securities of foreign corporations will constitute more than 50% of each Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE TRUST. Each Portfolio has qualified and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), so that each Portfolio will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Portfolio also intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held for less than three months must constitute less than 30% of each Portfolio's gross income for each fiscal year.

Gains from some forward currency contracts and options are included in this 30% calculation, which may limit each Portfolio's investments in such instruments. If the Portfolios purchase shares in certain foreign investment entities, called passive foreign investment companies (PFICs), they may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolios with respect to deferred taxes arising from such distributions or gains.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from each Portfolio. Investors should consult their tax advisors to determine whether each Portfolio is suitable to their particular tax situation.

Federal income tax will be withheld at a 20% rate on any eligible rollover distributions that are not transferred directly to another qualified plan or IRA. Actual income tax may be higher or lower and will be due when tax forms for the year are filed. Taxes will not be withheld in cases of direct rollover into an IRA or another qualified plan.

                         TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. Each Trustee or officer that is an "interested person" (as defined in the 1940
Act) by virtue of his affiliation with Garland or ALPS, is indicated by an asterisk (*).

THOMAS M. BATCHELOR, Trustee, 4325 Woodcrest Drive, Memphis, TN, who presently operates a management consultant business on a limited basis, retired after owning and operating two General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of First American State Bank in Memphis, TN (now part of United American Bank of Memphis). He currently serves as Chairman, Memphis Union Mission, TN, as well as a charity and a non-profit foundation.

JOHN A. DECELL, Trustee, 5178 Wheelis, Suite 2, Memphis, TN is Proprietor, DeCell & Company (real estate and business consulting), and President of Capital Advisers, Inc. (real estate asset management).

*L. R. JALENAK, JR., Trustee, 6094 Apple Tree Drive, Suite 11, Memphis, TN was Chairman of the Board (1990 - 1993 (retired)), Cleo Inc., a Gibson Greetings Company. Mr. Jalenak is also a Director of Perrigo Company (1988 - present), Lufkin Industries (1990 - present), Dyersburg Corporation (April 1992 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.

LARRY W. PAPASAN, Trustee, 1450 Brooks Road, Memphis, TN is President of
Smith & Nephew Richards, Inc.   Mr. Papasan is a former Director of First
American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988 - 1991) and was President of Memphis Light Gas and Water Division of the City of Memphis (1984 - 1991).

*RICHARD C. RANTZOW, President and Trustee, 5790 Shelby Avenue, Memphis, TN is Vice President/Director, Ron Miller Associates, Inc. (manufacturer). Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young.

*MARK A. POUGNET, Treasurer and Secretary, is Chief Financial Officer of ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and Distributor. In addition, Mr. Pougnet serves as Treasurer of the Duff & Phelps Funds, and Treasurer of Westcore Trust. Prior to joining ALPS, Mr. Pougnet served as Executive Director of Syndication Accounting for Paramount Pictures-Television Group from 1989 to 1991.

The Trustees of the Trust receive from the Trust an annual fee of $4,000 and a fee in the amount of $500 for attending each meeting of the Trustees and each committee meeting.

As of September 30, 1995, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of any Portfolio.

                     INVESTMENT ADVISORY AGREEMENTS

Each Portfolio employs First Tennessee Bank National Association (First Tennessee), Memphis, Tennessee, to furnish investment advisory and other services to the Portfolio. First Tennessee Bank provides these services to each Portfolio through its division, Garland Capital Management. Under the Investment Advisory and Management Agreement with each Portfolio, Garland is authorized to appoint one or more sub-advisers at Garland's expense. Highland Capital Management Corp. (Highland), Memphis, Tennessee, acts as Sub-Adviser and, subject to the direction of the Trustees and of Garland, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.

In addition to Garland's fee and the fees payable to the Transfer Agent, Pricing and Accounting Agent, and to the Administrator, each Portfolio pays for all its expenses, without limitation, that are not assumed by these parties. Each Portfolio pays for typesetting, printing and mailing of proxy material to existing shareholders, legal expenses, and the fees of the custodian, auditor and Trustees. Other expenses paid by each Portfolio include: interest, taxes, brokerage commissions, the Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and costs of registering shares under federal and state securities laws. Each Portfolio also is liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party, and its obligation under the Declaration of Trust to indemnify its officers and Trustees with respect to such litigation.

For managing its investment and business affairs, Total Return Equity Portfolio pays Garland a monthly management fee at the annual rate of .65% of its average net assets. Total Return Fixed Income Portfolio pays Garland a monthly management fee at the annual rate of .55% of its average net assets. For the fiscal year ended June 30, 1995, Garland earned $686,850 and $447,309 from Total Return Equity Portfolio and Total Return Fixed Income Portfolio, respectively, before waiving $532,648 of its fees for the Total Return Equity Portfolio and all of its fees for the Total Return Fixed Income Portfolio.

Under the Investment Advisory and Management Agreement, Garland is authorized, at its own expense, to hire sub-advisers to provide investment advice to each Portfolio. As Sub-Adviser, Highland is paid by Garland a monthly sub-advisory fee at the annual rate of .38% of Total Return Equity Portfolio's average net assets, and .33% of Total Return Fixed Income Portfolio's average net assets. Under the terms of the sub-advisory agreement with Garland, Highland, subject to the supervision of Garland, supervises the day-to-day operations of each Portfolio and provides investment research and credit analysis concerning each Portfolio's investments, conducts a continual program of investment of each Portfolio's assets and maintains the books and records required in connection with its duties under each sub-advisory agreement. In addition, Highland keeps Garland informed of the developments materially affecting each Portfolio.

              ADMINISTRATION AGREEMENT AND OTHER CONTRACTS

ADMINISTRATOR AND DISTRIBUTOR. ALPS Mutual Funds Services, Inc. (ALPS, the Administrator and Distributor), is the Administrator and Distributor to each Portfolio under separate Administration and General Distribution Agreements with respect to each Portfolio. ALPS, a Colorado corporation, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

As the Administrator, ALPS assists in each Portfolio's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from each Portfolio a monthly fee at the annual rate of .15% of average net assets.

Prior to July 1, 1995, National Financial Services Corporation (NFSC) served as the Administrator and Distributor for each Portfolio. As Administrator, NFSC earned fees from each Portfolio computed daily and payable monthly at an annual rate of .20% of average net assets through $100 million, .15% above $100 million and through $200 million, and .10% over $200 million. For each Portfolio's fiscal year ended June 30, 1995, NFSC earned administration fees in the amount of $208,504 and $162,658 from the Total Return Equity Portfolio and the Total Return Fixed Income Portfolio respectively. For the period from July 1, 1994 through September 30, 1994, NFSC waived .05% of its administration fees totaling $13,373 for the Total Return Equity Portfolio and $9,078 for the Total Return Fixed Income Portfolio.

Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, Garland assists in each Portfolio's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from each Portfolio a monthly fee at the annual rate of .05% of average net assets.

As the Distributor, ALPS sells shares of Class I as agent on behalf of the Trust at no additional cost to the Trust. Class II and III are obligated to pay ALPS monthly an additional annual fee of .25% and 1.00% respectively of each Portfolio's average net assets, which consists of a .25% shareholder servicing fee for Class II and a .75% 12b-1 fee and a .25% shareholder servicing fee for Class III, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class II and III shares. Garland and its affiliates neither participate in nor are responsible for the underwriting of Portfolio shares. Consistent with applicable law, affiliates of Garland may receive commissions or asset-based fees.

TRANSFER AGENT, FUND ACCOUNTING AND CUSTODIAN. Chase Global Funds Services Company (CGFSC or the Transfer Agent), provides transfer agent and shareholder services for each Portfolio, and calculates the NAV and dividends of each class and maintains the portfolio and general accounting records. Chase Manhattan Bank is Custodian of the assets of the Portfolios. The Custodian is responsible for the safekeeping of the Portfolios' assets and the appointment of sub-custodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Portfolios or in deciding which securities are purchased or sold by the Portfolios. The Portfolios, however, may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

For the fiscal year ended June 30, 1995, the following fees were earned by the Transfer Agent, Fund Accountant and Custodian:

                                      TOTAL RETURN          TOTAL RETURN
                                    EQUITY PORTFOLIO    FIXED INCOME PORTFOLIO
                                    ----------------    ----------------------
Transfer Agent
    Class I                              $13,594                 $14,672
    Class III                            $25,174                 $17,500
Fund Accounting                          $28,082                 $28,767
Custodian                                $29,646                 $22,079

During the fiscal year ended June 30, 1995, the transfer agent voluntarily agreed to waive its fee for Class III of each Portfolio to the extent necessary to maintain the maximum differential in expenses, excluding 12b-1 fees and shareholder servicing fees, between Class I and Class III of each Portfolio to .49% of average net assets. The transfer agent waived fees totaling $5,333 and $12,462 for the Total Return Equity Portfolio and the Total Return Fixed Income Portfolio respectively.

DISTRIBUTION PLANS. The Trustees of the Trust have adopted a Distribution Plan on behalf of Class III of each Portfolio (each Class III Plan) pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow each class and ALPS to incur distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to and including 0.75% of the average net assets of Class III of each Portfolio. (These fees are in addition to the fees paid to ALPS under the Administration Agreement.) The Trust or ALPS, on behalf of Class III of each Portfolio, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). Each Class III Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell Class III shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class III Shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class III Shares. Each Class III Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.

Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to its approval, and have determined that there is a reasonable likelihood that each Plan will benefit each Portfolio and its shareholders. To the extent that the Class III Plans gives ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

The Class III Plans could be construed as compensation plans because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from each Portfolio. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for Class III distribution-related expenses and receives $2 under a Class III Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, a Class III Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payments by ALPS for marketing and distribution there are any remaining fees attributable to a Class III Plan, these may be used as ALPS may elect. Since the amount payable under a Class III Plan will be commingled with ALPS's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS's overhead expenses will be paid out of Plan fees and that these expenses may include items which the SEC has noted, for example, the costs of leases, depreciation, communications, salaries, training and supplies. Each Portfolio believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.

For the fiscal year ended June 30, 1995, the Total Return Equity Portfolio and the Total Return Fixed Income Portfolio paid distribution fees in the amount of $73,018 and $9,726 respectively.

SHAREHOLDER SERVICES PLANS. In addition to the Rule 12b-1 Distribution Plans described above, Class II and Class III have adopted Shareholder Services Plans to compensate Agency Institutions for individual shareholder services and account maintenance. These functions include: maintaining account records for each shareholder who beneficially owns Class II or Class III Shares; answering questions and handling correspondence from shareholders about their accounts; handling the transmission of funds representing the purchase price or redemption proceeds; issuing confirmations for transactions in Class II or Class III Shares by shareholders; assisting customers in completing application forms; communicating with the transfer agent; and providing account maintenance and account level support for all transactions. For these services the participating Agency Institutions are paid a service fee at the annual rate of up to and including .25% of average net assets of Class II and Class III.

For the fiscal year ended June 30, 1995, the Total Return Equity Portfolio and the Total Return Fixed Income Portfolio paid shareholder servicing fees in the amount of $24,340 and $3,240 respectively.

Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities.
The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and co-administrator and to purchase shares of the investment company as agent for and upon the order of a customer. In the Trust's and Investment Adviser's opinion, banks and their affiliates may be paid for investment advisory, shareholder servicing, recordkeeping and co-administration functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank or its affiliates were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Portfolios might occur, including possible termination of any automatic investment or redemption or other services then being provided by any bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Portfolios may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

                        DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Total Return Equity Portfolio and Total Return Fixed Income Portfolio are Portfolios of First Funds (formerly The Masters Group of Mutual Funds), an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Declaration of Trust permits the Trustees to create additional Portfolios and classes. There are seven Portfolios of the Trust, each with three classes.

The assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio's property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

As of September 30, 1995, First Tennessee National Corp. D/B Pension Plan, Memphis, TN, owned of record or beneficially 58.3% of Class I of Total Return Equity Portfolio's outstanding shares and 64.9% of Total Return Fixed Income Portfolio's outstanding shares.

VOTING RIGHTS. Each Portfolio's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

CLASSES. Pursuant to the Declaration of Trust, the Trustees have authorized additional classes of shares for each Portfolio of the Trust. Although the investment objective for each separate class of a particular Portfolio is the same, fee structures are different such that one class may have a higher yield than another class of the same Portfolio at any particular time. Shareholders of the Trust will vote together in the aggregate and not separately by Portfolio, or by class thereof, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or a class thereof. The Trust has received an Exemptive Order from the SEC (the Order) to permit additional classes of shares. Under the Order, in the event of a shareholder meeting, Class III of a Portfolio votes separately to approve its Distribution and Service Plan, described previously under "Distribution and Service Plans."

INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as the Trust's independent accountant. The independent accountant examines the annual financial statements for the Trust and provides other audit, tax, and related services.

                         FINANCIAL STATEMENTS

Portfolios' financial statements and financial highlights for the fiscal year ended June 30, 1995 are included in each Portfolio's Annual Report which is a separate report supplied independent of this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

                                APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY for Total Return Fixed Income Portfolio is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in highest-rated categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                     TOTAL RETURN FIXED INCOME PORTFOLIO

     The following supplement is provided to update and should be read in conjunction with the information provided in the Prospectus dated October 25, 1995.

     The following information and text shall be inserted in lieu of the sections under "SUMMARY OF PORTFOLIO EXPENSES" on pages 3 and 4 of the prospectus.

A.  EXPENSE SUMMARY

                                                 TOTAL RETURN FIXED
                                                  INCOME PORTFOLIO
                                          --------------------------------
SHAREHOLDER TRANSACTION EXPENSES:         CLASS I    CLASS II    CLASS III
                                          -------    --------    ---------
Maximum Sales Load on Purchases
 (as a percentage of offering price)        None       3.75%       None
Sales Load Imposed on Reinvested
 Distributions                              None        None       None
Deferred Sales Load                         None        None       None
Redemption Fees                             None        None       None
Exchange Fee                                None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)
Management Fees*                            .15%        .15%       .15%
12b-1 Fees                                  .00%        .00%       .75%
Shareholder Servicing                       .00%        .25%       .25%
Other Expenses                              .37%        .51%       .51%
                                            ----        ----      -----

Total Portfolio Operating Expenses*         .52%        .91%      1.66%
                                            ----        ----      -----
                                            ----        ----      -----

*Net of expense waivers

     ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to Garland Capital Management (Garland), a division of First Tennessee Bank National Association, for managing the Portfolio's investments. Garland has voluntarily agreed to waive its investment advisory fee to .15% of the Portfolio's average net assets, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. Garland, the Co-Administrator, is entitled to and charges .05% of the Portfolio's average net assets for co-administration services.

     If the waivers were not in effect, Management Fees would be .55% for each Class. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:

                                                 TOTAL RETURN FIXED
                                                  INCOME PORTFOLIO
                                          --------------------------------
                                          CLASS I    CLASS II    CLASS III
                                          -------    --------    ---------
Other Expenses                              .37%        .51%        .51%
Total Portfolio Operating Expenses          .92%       1.31%       2.06%


     There is no guarantee that any waivers will continue at their stated levels.

     Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III shares of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III shares of the Portfolio to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc. (NASD) due to 12b-1 fees. Please see page 17 for further information.

     B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Total Return Fixed Income Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period,
(3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or Portfolio operating expenses, both of which may vary significantly:

                                                 TOTAL RETURN FIXED
                                                  INCOME PORTFOLIO
                                          --------------------------------
                                          CLASS I    CLASS II    CLASS III
                                          -------    --------    ---------
 1 year                                      $ 5       $ 46*        $ 17
 3 years                                     $17       $ 66*        $ 53
 5 years                                     $29       $ 86*        $ 91
10 years                                     $65       $146*        $198


*Reflects imposition of maximum sales charge at the beginning of the period.

     The following sentence shall be inserted in lieu of the third sentence of the first paragraph under the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and III - Investment Requirement" on page 9 of the prospectus:

     "If you are an employee of First Tennessee or any of its affiliates and you participate in the Systematic Investing Program, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater."

     The following sentence shall be inserted after the third sentence of the section entitled "HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE? - Class II and Class III - Systematic Investment Program" on page 13 of the prospectus:

     "If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment in the Portfolio is $50."

[LOGO]

FIRST FUNDS
                                                                370 17th Street
                                                                     Suite 2700
TOTAL RETURN FIXED INCOME PORTFOLIO                     Denver, Colorado  80202

-------------------------------------------------------------------------------
PROSPECTUS FOR CLASS I, II, AND III
October 25, 1995
-------------------------------------------------------------------------------

     First Funds (the Trust) offers investors a convenient and economical means of investing in a professionally managed fixed income mutual fund. The objective of the Total Return Fixed Income Portfolio (the Portfolio) is to achieve maximum total return through high current income consistent with reasonable risk by investing primarily in fixed income securities. The Portfolio's net asset value per share will fluctuate in response to changes in the value of its investments.

     This Prospectus is designed to provide you with information that you should know before investing. Please read and retain this document for future reference. This Prospectus offers Class I, II and III shares of the Portfolio. Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar accounts (Fiduciary Accounts). Class I shares may be purchased on behalf of Fiduciary Accounts held by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other entities (each a Fiduciary and collectively referred to as Fiduciaries), serving in a fiduciary, advisory or agency capacity that meet the minimum investment threshold for this class of shares. Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Expense Summary" on page 3.

     A Statement of Additional Information (dated October 25, 1995) for the Portfolio has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Prospectus, the Annual Report and Statement of Additional Information are available free upon request from ALPS Mutual Funds Services, Inc., (ALPS) the Portfolio's Distributor. The Annual Report for the fiscal period ended June 30, 1995 for the Portfolio is incorporated into the Statement of Additional Information by reference. Please call ALPS at 1-800-442-1941 (option 1) for more information concerning each class of shares. If you are investing through a broker, other financial institution or adviser (Investment Professional), please contact that institution directly.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, FIRST TENNESSEE BANK NATIONAL ASSOCIATION OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

-------------------------------------------------------------------------------
                              TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Summary Of Portfolio Expenses ...........................................    3
Financial Highlights ....................................................    5
What Is The Investment Objective Of The Portfolio? ......................    6
Is The Portfolio a Suitable Investment?; Investment Risks ...............    6
What Are The Portfolio's Investment Policies And Limitations? ...........    7
How Are Investments, Exchanges And Redemptions Made? ....................    8
How Is Performance Calculated? ..........................................   15
Portfolio Transactions ..................................................   15
What Is The Effect Of Federal Income Tax On This Investment? ............   15
What Advisory And Other Fees Does The Portfolios Pay? ...................   16
How Is The Portfolio Organized? .........................................   17
Investment Instruments, Transactions, Strategies and Risks ..............   17
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        SUMMARY OF PORTFOLIO EXPENSES
-------------------------------------------------------------------------------

     The purpose of the table below is to assist you in understanding the various costs and expenses that you would bear directly or indirectly. This standard format was developed for use by all mutual funds to help you make your investment decisions. The information for Class I and III below is based upon the Portfolio's expenses for the fiscal year ended June 30, 1995 adjusted to reflect new servicing arrangements. The information for Class II below is based upon anticipated operating expenses.

A.  EXPENSE SUMMARY

                                                 TOTAL RETURN FIXED
                                                  INCOME PORTFOLIO
                                          --------------------------------
SHAREHOLDER TRANSACTION EXPENSES:         CLASS I    CLASS II    CLASS III
                                          -------    --------    ---------
Maximum Sales Load on Purchases
 (as a percentage of offering price)        None       3.75%        None
Sales Load Imposed on Reinvested
 Distributions                              None        None        None
Deferred Sales Load                         None        None        None
Redemption Fees                             None        None        None
Exchange Fee                                None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)
Management Fees*                            .00%        .00%        .00%
12b-1 Fees                                  .00%        .00%        .75%
Shareholder Servicing                       .00%        .25%        .25%
Other Expenses*                             .33%        .45%        .45%
                                            ----        ----        -----

Total Portfolio Operating Expenses*         .33%        .70%        1.45%
                                            ----        ----        -----
                                            ----        ----        -----

*Net of expense waivers

     ANNUAL PORTFOLIO OPERATING EXPENSES. The Portfolio is obligated to pay Management Fees to Garland Capital Management (Garland), a division of First Tennessee Bank National Association, for managing the Portfolio's investments. Garland has voluntarily agreed to waive its entire investment advisory fee, however, there is no guarantee that the waiver will continue. The Portfolio incurs Other Expenses, including Administration and Co-Administration Fees, which have been estimated for the current year, for maintaining shareholder records, furnishing shareholder statements and reports, and other services. ALPS, the Administrator, is entitled to and charges .15% of the Portfolio's average net assets for administration services. Garland, the Co-Administrator, is entitled to .05% of the Portfolio's average net assets for co-administration services. Garland has voluntarily agreed to waive this fee for Class I, however, there is no guarantee that the waiver will continue.

     If the waivers were not in effect, Management Fees would be .55% for each Class. Other Expenses and Total Portfolio Operating Expenses would be estimated as follows:

                                                 TOTAL RETURN FIXED
                                                  INCOME PORTFOLIO
                                          --------------------------------
                                          CLASS I    CLASS II    CLASS III
                                          -------    --------    ---------
Other Expenses                              .38%        .45%        .45%
Total Portfolio Operating Expenses          .93%       1.25%       2.00%

     There is no guarantee that any waivers will continue at their stated levels.

     Management Fees, 12b-1 Fees, Shareholder Servicing Fees, and Other Expenses, are reflected in the Portfolio's share price and are not charged directly to individual accounts. 12b-1 Fees are paid by Class III shares of the Portfolio to ALPS for services and expenses in connection with distribution. Shareholder Servicing Fees are paid by Class II and III shares of the Portfolio to securities brokers or financial institution representatives (Investment Professionals) for services and expenses incurred in connection with providing personal service to shareholders and/or maintenance of shareholder accounts. Long-term shareholders may eventually pay more than the economic equivalent of the maximum 8.50% front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(NASD) due to 12b-1 fees. Please see page 17 for further information.

     B. EXAMPLE: You would pay the following expenses for every $1,000 investment in each Class of shares of the Total Return Fixed Income Portfolio assuming (1) 5% annual return, (2) redemption at the end of each time period,
(3) that operating expenses are the same as described above, and (4) reinvestment of all dividends and distributions. The return of 5% and expenses should not be considered indications of actual or expected performance or Portfolio operating expenses, both of which may vary significantly:

                                                 TOTAL RETURN FIXED
                                                  INCOME PORTFOLIO
                                          --------------------------------
                                          CLASS I    CLASS II    CLASS III
                                          -------    --------    ---------
 1 year                                     $ 3        $ 44*        $ 15
 3 years                                    $11        $ 59*        $ 46
 5 years                                    $19        $ 75*        $ 80
10 years                                    $42        $122*        $174

*Reflects imposition of maximum sales charge at the beginning of the period.

-------------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

     The table that follows is included in the Annual Report for the Portfolio dated June 30, 1995 and has been audited by Price Waterhouse LLP, independent accountants. Their report on the financial statements and the financial highlights for Class I and Class III of the Portfolio is included in the Annual Report (Class II had not commenced operations as of June 30, 1995). The financial statements and financial highlights are incorporated by reference into the Portfolio's Statement of Additional Information.

                                                             TOTAL RETURN FIXED
                                                              INCOME PORTFOLIO
                                          ----------------------------------------------------------
                                                   CLASS I                        CLASS III
                                          ---------------------------    ---------------------------
                                          FOR THE YEAR ENDED JUNE 30,    FOR THE YEAR ENDED JUNE 30,
                                          ---------------------------    ---------------------------
                                               1995       1994**              1995      1994***
                                             -------     -------              ------     -------
SELECTED PER-SHARE DATA:
Net asset value, beginning of period         $  9.41     $ 10.00              $ 9.40     $10.04
                                             -------     -------              ------     ------
Income from investment operations:
Net interest income                             0.57        0.45                0.43       0.21
Net realized and unrealized
 gain (loss) on investments                     0.50       (0.57)               0.49      (0.62)
                                             -------     -------              ------     ------
Total from investment operations                1.07       (0.12)               0.92      (0.41)
                                             -------     -------              ------     ------
Distributions:
Net interest income                            (0.57)      (0.46)              (0.43)     (0.22)
Net realized gain                                  -       (0.01)                  -      (0.01)
                                             -------     -------              ------     ------
Total distributions                            (0.57)      (0.47)              (0.43)     (0.23)
                                             -------     -------              ------     ------
Net asset value, end of period               $  9.91     $  9.41              $ 9.89     $ 9.40
                                             -------     -------              ------     ------
                                             -------     -------              ------     ------
Total Return                                   11.87%+     (1.38)%+#           10.12%+    (4.19)%+#

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $90,574     $75,686              $1,916     $  923
Ratio of expenses to average net assets(1)      0.35%       0.36%*              1.84%      1.82%*
Ratio of net interest income to average
 net assets                                     6.07%       5.07%*              4.58%      3.61%*
Portfolio turnover rate                           23%         36%*                23%        36%*


(1) During the period, various fees were
     waived.
     The ratio of expenses to average net
     assets had such waivers not occurred
     is as follows                              0.91%       0.96%*              3.35%      6.36%*

*  Annualized
** Class commenced operations on August 2, 1993.
***Class commenced operations on December 2, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

-------------------------------------------------------------------------------
             WHAT IS THE INVESTMENT OBJECTIVE OF THE PORTFOLIO?
-------------------------------------------------------------------------------

     First Tennessee Bank National Association (First Tennessee), through Garland, serves as Investment Adviser to the Portfolio and, with the prior approval of the Board of Trustees (the Trustees), has engaged Highland Capital Management Corp. (Highland), to act as Sub-Adviser to the Portfolio. Subject to Garland's supervision, Highland is responsible for the day-to-day investment management of the Portfolio, including providing investment research and credit analysis concerning Portfolio investments and conducting a continuous program of investment of Portfolio assets in accordance with the investment policies and objective of the Portfolio. For additional information about the Portfolio's investment advisory arrangements, see "What Advisory And Other Fees Does The Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements" beginning on page 16.

     The investment objective of the Portfolio is to achieve maximum total return through high current income by investing at least 65% of its total assets in fixed income securities. There is no assurance that the Portfolio will achieve its investment objective. The permitted investments of the Portfolio are as follows:

     The Portfolio invests primarily in U.S. government obligations, investment grade debt of U.S. corporations, mortgage-backed securities, (such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (Freddie Mac) obligations, and investment-grade asset-backed securities. Garland expects to invest a major portion of the Portfolio (at least 65% of total assets) in investment-grade debt securities, which are considered to be those rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB or higher by Standard & Poor's Corporation (S&P). Investment-grade securities are generally of medium to high quality. Accordingly, the Portfolio will not invest in securities judged by Highland to be predominantly speculative or of poor quality, although it may invest in securities rated in the lower end of the investment-grade category (Baa/BBB), if Highland deems that such securities present attractive investment opportunities. Securities rated Baa/BBB have speculative characteristics and are more sensitive to economic changes and changes in the financial condition of issuers. The Portfolio may also invest in unrated securities. Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. The Portfolio relies more on Highland's credit analysis when investing in debt securities that are unrated.

     The Portfolio also may invest in foreign securities and make foreign investments in foreign currencies. The Portfolio may buy and sell securities on a when-issued or delayed-delivery basis, engage in dollar roll transactions, invest in options, and purchase zero coupon bonds, illiquid and restricted securities, and shares in other investment companies. The Portfolio may, for temporary defensive and liquidity purposes, invest without limit in short-term money market securities.

     The Portfolio will invest primarily in intermediate to long-term bonds. While it may invest in obligations of any maturity, its dollar-weighted average portfolio maturity will normally fluctuate between 5 and 15 years depending on the interest rate and investment environment. If Highland determines that market conditions warrant a shorter or longer average maturity within the range of 5 to 15 years, the Portfolio's investments will be adjusted accordingly.

     See "Investment Instruments, Transactions, Strategies And Risks" on page 17 for a further discussion of the Portfolio's investments.

-------------------------------------------------------------------------------
          IS THE PORTFOLIO A SUITABLE INVESTMENT?; INVESTMENT RISKS
-------------------------------------------------------------------------------

     By itself, the Portfolio does not constitute a balanced investment plan. The Portfolio emphasizes maximizing total return through high current income by investing primarily in debt securities. An increase in interest rates generally will reduce the value of portfolio investments of the Portfolio and a decline in interest rates will generally increase the value of its portfolio investments. Short-term obligations (such as instruments with maturities of one year or less) generally offer greater stability and are less sensitive to interest rate changes. Long-term bonds of the type in which the Portfolio will invest offer less stability and are more sensitive to interest rate changes, but generally offer higher yields. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. The Portfolio's share price, yield and total return will fluctuate. An investment in the Total Return Fixed Income Portfolio may be worth more or less than the original cost when shares are redeemed.

     In addition, the Portfolio may invest in instruments and securities generally known as derivative investments. These investments may include the use of forward currency contracts, put and call option contracts, zero coupon bonds, stripped fixed-income obligations and mortgage-backed and asset-backed pass-through securities. Highland may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective. Use of these instruments and techniques can alter the risk and return characteristics of the Portfolio. They may increase the Portfolio's volatility and may involve the investment of small amounts of cash relative to the magnitude of the risk assumed. They may also result in a loss of principal if Highland judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment strategy. With respect to mortgage-backed securities, risks include a sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increase during periods of falling interest as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options involve the risk that such options may fail as a hedging technique and that closing transactions may not be effected where a liquid secondary market does not exist.

     The Portfolio seeks to maximize total return over an interest rate cycle. Highland believes that by lessening the effect of bond market declines, investors should experience greater overall returns; accordingly, Highland may address market risk through a strategy of adjusting the dollar-weighted average maturity of the Portfolio to reflect changing economic and interest rate environments. The timing of Portfolio transactions in response to anticipated changes in interest rate trends is important to the successful application of such strategies. Bond funds such as the Portfolio are generally subject to two risk factors: (1) credit risk, and (2) interest rate risk. The Portfolio will seek to manage credit risk by investing only in investment-grade securities as described previously. In the event a security's credit rating is downgraded, its value can be expected to decrease. Highland may elect to continue to hold such securities. The Portfolio will seek to manage interest rate risk by limiting its average maturity to 15 years or less.

     Further information about the types of securities in which the Portfolio may invest and the investment policies of the Portfolio in general are set forth in the section "Investment Instruments, Transactions, Strategies and Risks" on page 17 and in the Statement of Additional Information.

-------------------------------------------------------------------------------
        WHAT ARE THE PORTFOLIO'S INVESTMENT POLICIES AND LIMITATIONS?
-------------------------------------------------------------------------------

     INVESTMENT LIMITATIONS. The Portfolio has adopted the following investment limitations:

          (1) With respect to 75% of the Portfolio's assets, the Portfolio will not purchase a security, other than U.S. government securities, if, as a result, (a) more than 5% of its total assets would be invested in the securities of any single issuer; or (b) the Portfolio would own more than 10% of the voting securities of any single issuer.

          (2) The Portfolio will not invest 25% or more of its total assets in a particular industry, other than U.S. government obligations.

          (3) (a) The Portfolio may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets. (b) The Portfolio may borrow money from banks, or by engaging in reverse repurchase agreements. (c) The Portfolio will not purchase securities when borrowings exceed 5% of its total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

          (4) (a) The Portfolio may temporarily lend its portfolio securities to broker-dealers and institutions, but only when the loans are fully collateralized. (b) Loans, in the aggregate, will be limited to 33 1/3% of the Portfolio's total assets.

     Unless otherwise noted, the Portfolio's policies and limitations are not fundamental and may be changed by the Trustees without shareholder approval. The fundamental policies of the Portfolio that require shareholder approval prior to any changes are: the Portfolio's investment objective, and limitations (1), (2), (3)(a), and (4)(b) above. These limitations and the Portfolio's policies are considered at the time of purchase of securities; the sale of securities is not required in the event of a subsequent change in circumstances.

     The investment policies and limitations set forth above are supplemented by the investment policies and limitations in the Statement of Additional Information. No assurance can be made that the Portfolio will achieve its objective, but it will follow the investment style described in this Prospectus.

     From time to time, the Portfolio, to the extent consistent with its investment objective, policies, and restrictions, may invest in securities of companies with which First Tennessee or any affiliates have lending relationships.

-------------------------------------------------------------------------------
            HOW ARE INVESTMENTS, EXCHANGES AND REDEMPTIONS MADE?
-------------------------------------------------------------------------------

CLASS I
-------

WHO MAY INVEST?

     Class I shares are designed exclusively for investment of monies held in trust, fiduciary, advisory, agency, custodial or similar Fiduciary Accounts. Class I shares may be purchased on behalf of Fiduciary Accounts held by financial institutions, business organizations, corporations, municipalities, non-profit institutions, individuals and other Fiduciaries serving in a fiduciary, advisory or agency capacity who can meet the investment minimum.

HOW IS A FIDUCIARY ACCOUNT ESTABLISHED?

     An initial investment must be preceded by or made in conjunction with the establishment of a Fiduciary Account with a Fiduciary. Establishment of a Fiduciary Account may require that documents and applications be completed and signed before the investment can be implemented. The Fiduciary may require that certain documents be provided prior to making a redemption from the Portfolio. Fiduciaries may charge fees in addition to those described herein based on their Fiduciary Account agreements. Fee schedules for Fiduciary Accounts are available upon request from the Fiduciary and are detailed in the agreements by which each client opens a Fiduciary Account.

HOW ARE INVESTMENTS MADE?

     Each Fiduciary will transmit orders to the Transfer Agent, Chase Global Funds Services Company (CGFSC). If an order is received by CGFSC prior to 4:00 p.m. Eastern time on any Business Day and the funds are received by CGFSC that day, the investment will begin accruing dividends on the day following purchase. Fiduciaries will wire funds through the Federal Reserve System. Purchases will be processed at the NAV calculated after an order is received in proper form and accepted by CGFSC. The Portfolio requires advance notification of all wire purchases. To secure same day acceptance of federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability), a Fiduciary must call CGFSC at 1-800-442-1941 (option 2) prior to 4:00 p.m. Eastern time on any Business Day to advise it of the wire. The Trust may discontinue offering its shares in any class of a Portfolio without notice to shareholders.

     MINIMUM INVESTMENT AND ACCOUNT BALANCE. The minimum initial investment for each Fiduciary is $100,000. Fiduciaries may satisfy the minimum investment by aggregating their Fiduciary Accounts within the Portfolio. Subsequent investments may be in any amount. If a Fiduciary's Class I account falls below $50,000 due to redemption, the Portfolio may close the account. A Fiduciary may be notified if the minimum balance is not being maintained and will be allowed 30 days to make additional investments before its account is closed. Shares will be redeemed at the net asset per share (NAV) on the day the account is closed, and proceeds will be sent to the address of record. Involuntary redemptions will be effected, if at all, at the last calculated NAV.

HOW ARE REDEMPTIONS MADE?

     Fiduciaries may redeem all or a portion of their account shares on any Business Day. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request in proper form and will accrue dividends through the day of redemption. If an account is closed, any accrued dividends will be paid at the beginning of the following month.

     Fiduciaries may make redemptions by wire provided they have established a wire account with CGFSC. Please call 1-800-442-1941 (option 2) to advise CGFSC of the wire. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with CGFSC. The Fiduciary may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC at 73 Tremont Street, Boston, Massachusetts, 02108.

     Pursuant to the Investment Company Act of 1940, as amended (the 1940
Act), if making immediate payment of redemption proceeds could adversely affect the Portfolio, payments may be made up to seven days later. Also, when the NYSE or the New York Federal Reserve is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, the Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, the Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares.

     If transactions by telephone cannot be executed (for example, during times of unusual market activity), orders may be placed by mail to CGFSC. In case of suspension of the right of redemption, the Fiduciary may either withdraw its request for redemption or it will receive payment based on the NAV next determined after the termination of the suspension.

ADDITIONAL INFORMATION

     The Portfolio also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Garland's opinion, they are of a size that would disrupt management of the Portfolio.

     In order to allow Garland to manage the Portfolio most effectively, Fiduciaries are strongly urged to initiate all trades (investments, exchanges and redemptions of shares) as early in the day as possible and to notify CGFSC at least one day in advance of trades in excess of $1 million. In making these trade requests, the name of the Fiduciary and the account number(s) must be supplied.

     Transactions may be initiated by telephone. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized telephone transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. The Portfolio or its agents may also record calls, and Fiduciary should verify the accuracy of confirmation statements immediately after receipt. If the Fiduciary does not want to be able to initiate redemptions and exchanges by telephone, please call CGFSC for instructions.

CLASS II AND III
----------------

WHO MAY INVEST?

     Class II and III shares are designed for any investor who seeks mutual fund investment convenience plus a lower investment minimum. These classes offer investors differing expense and sales load structures to choose between. See "Summary Of Portfolio Expenses" on page 3.

INVESTMENT REQUIREMENT

     The minimum initial investment in Class II or III shares is $1,000. Subsequent investments may be in any amount greater than $100. If you participate in the Systematic Investing Program or the A Plus Card Program, the minimum initial investment is $250, and subsequent investments may be in any amount of $25 or greater. If you are an employee of First Tennessee or any of its affiliates, the minimum initial investment is $50, and subsequent investments may be in any amount of $25 or greater. See page 13 for additional information on the Systematic Investing Program. If your balance in the Portfolio falls below the applicable minimum investment requirement due to redemption, you may be given 30 days' notice to reestablish the minimum balance. If you do not reestablish the minimum balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed on the day the account is closed. Involuntary redemptions will be effected, if at all, at the last calculated NAV.

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $100, and the minimum investment requirement still applies (excluding the specific circumstances, stated above, which reduce the minimum investment requirement). The Portfolio reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

     You may initiate any transaction either directly or through your Investment Professional. Please note that the Portfolio and its agents will not be responsible for any losses resulting from unauthorized transactions if the Portfolio or its agents follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information or using personalized security codes. Your Investment Professional may also record calls and you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want to be able to redeem and exchange by telephone, please check the box on your application (if you invest directly) or, if you invest through an Investment Professional, please call your Investment Professional for instructions.

HOW DO I SET UP AN ACCOUNT?

     You may set up an account directly in the Portfolio or you may invest in the Portfolio through your Investment Professional. See page 13 for information on how to invest through your Investment Professional. Shares will be purchased based on the NAV next calculated after CGFSC has received the request in proper form. If you are investing through an Investment Professional, transactions that your Investment Professional initiates should be transmitted to CGFSC before 4:00 p.m. Eastern time in order for you to receive that day's share price. CGFSC must receive payment within three business days after an order is placed. Otherwise, the purchase order may be canceled and you could be held liable for the resulting fees and/or losses. An investment will begin accruing dividends on the day following purchase.

PUBLIC OFFERING PRICE

     Class III shares are bought without a load; that is, the offering price for such shares will be their NAV. The public offering price for Class II shares is the sum of the NAV plus a sales load. As indicated below, a portion of this load may be reallowed to Service Organizations which are financial institutions which have entered into an agreement with ALPS, the Portfolio's Distributor. You may calculate your sales load as follows:

                           TOTAL SALES LOAD                             REALLOWANCE TO
                           FOR CLASS II SHARES                          SERVICE ORGANIZATIONS
                           -------------------                          ---------------------
                           AS A % OF OFFERING                           AS A % OF  OFFERING
AMOUNT OF TRANSACTION      PRICE PER SHARE          AS A % OF NAV       PRICE PER SHARE
Less than $100,000         3.75                     3.90                3.25
$100,000 to $249,999       3.00                     3.09                2.65
$250,000 to $499,999       2.25                     2.30                2.00
$500,000 to $999,999       1.50                     1.52                1.25
$1,000,000 and over        0.50                     0.50                0.40

The reallowance to Service Organizations may be changed from time to time. ALPS, at its expense, may provide additional non-cash promotional incentives to dealers, in the form of attendance at a sales seminar at a resort. These incentives will be limited to certain dealers who have sold significant numbers of shares of any of the Portfolios of the Trust.

     You may purchase Class II shares without a sales load if the purchase will be (a) through your First Funds sponsored IRA upon rollover (and subsequent contributions) from another IRA, a 401 Plan or 403 Plan, if the trustee or custodian for such other IRA or Plan is a direct or indirect subsidiary or franchisee bank of First Tennessee; (b) through a discount broker that imposes a transaction charge with respect to such purchases; (c) by registered representatives, directors, advisory directors, officers and employees (and their immediate families) of banks or broker/dealer organizations affiliated with First Tennessee, that have agreements to sell First Funds; (d) by a current or former Trustee, officer or employee of First Funds; the spouse of a First Funds Trustee, officer or employee; a First Funds Trustee acting as a custodian for a minor child of a First Funds Trustee, officer or employee; or the child of a current or former Trustee, officer or employee of First Funds who has reached the age of majority; (e) by a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined in Section 501(c)(3) of the Code; (f) by financial institutions (including bank trust departments or divisions) investing on their own behalf or on behalf of their clients; (g) in accounts as to which a bank, registered investment advisor, or broker/dealer charges an asset management fee; (h) with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge within the past sixty (60) days upon presentation of purchase verification information; or (i) through certain promotions where the load is waived for investors.

     In addition, you will not pay a sales load on the reinvestment of dividends or distributions in the Portfolio or any other First Funds Portfolio, or in connection with certain share exchanges as described under "How Are Investments, Exchanges and Redemptions Made? - Class I, II and III - How are Exchanges Made?" Further, you generally will not pay a sales load on Class II shares of the Portfolio which you buy using proceeds from the redemption of a First Funds Portfolio which does not charge a load, if you obtained such no-load shares through an exchange for Class II shares which you purchased with a sales load. A sales load will apply to your purchase of Class II shares in the foregoing situation only to the extent that the Portfolio's sales load exceeds the sales load you paid in the prior purchase of the Class II shares.

     In addition, if you purchase Class II shares within 60 days after redeeming shares of the Portfolio, you will receive credit towards the sales load payable on the purchase to the extent of the sales load you paid on the shares you redeemed. This reinstatement privilege may be exercised only with respect to redemptions and purchases in the same First Funds Portfolio. The reinstatement privilege can be exercised only one time with respect to any particular redemption.

QUANTITY DISCOUNTS

     You may be entitled to reduced sales charges through the Right of Accumulation or a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

     To qualify for a reduction of or exception to the sales load, you or your Investment Professional must notify the Transfer Agent, CGFSC at the time of purchase or exchange. The reduction in sales load is subject to confirmation of your holdings through a check of records. The Trust may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Service Organization or ALPS at 1-800-442-1941 (option 1).

     RIGHT OF ACCUMULATION. The sales charge schedule under the heading "How Are Investments, Exchanges And Redemptions Made? - Public Offering Price" shows that the sales load you will pay on Class II shares is reduced as your aggregate investment increases. The Right of Accumulation allows you to combine certain First Funds investments to determine your aggregate investment and the applicable reduced sales load. You may combine the amount of your investment in the Portfolio's Class II shares with the value of your investment in Class II of any other First Funds Portfolio you own and on which you paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also include as part of your aggregate investment any holdings through the IRA or in the plan even if a load was not paid. If for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent purchase of First Funds Class II shares may be added to your aggregate investment at the time of purchase to determine the applicable sales loads.

     LETTER OF INTENT. A Letter of Intent allows you to purchase Class II shares over a 13-month period at a reduced sales charge. The sales charge is based on the total amount you intend to purchase plus the total net asset value of Class II shares which you already own on which you have paid a sales load. If you are a participant in a First Funds IRA or if you are a trustee or custodian of another type of First Funds retirement plan, you may also credit towards completion of your Letter of Intent any Class II shares held through the IRA or in the plan, even if a load was not paid. Each investment you make during the period may be made at the reduced sales charge that would apply to the total amount you intend to invest. The reduced sales load applies only to new purchases. If you do not invest the total amount within the period, you may pay the difference between the higher sales charge rate that would have been applied to the purchases you made and the reduced sales charge rate you have paid. Shares of the Portfolio equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, the Transfer Agent will redeem a sufficient amount of your escrowed shares to pay the additional sales charge. After the terms of your Letter of Intent are fulfilled, the Transfer Agent will release your escrowed shares.

     If your purchases qualify for a further sales load reduction in addition to that indicated in the Letter of Intent, the sales load will be adjusted to reflect your total purchases. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. To apply, sign the Letter of Intent form at the time you purchase Class II shares. You will be entitled to the applicable sales load that is in effect at the date you submit the Letter of Intent until you complete your intended purchase.

     QUALIFICATION OF DISCOUNTS. As shown in the schedule of Class II sales charges, larger purchases may result in lower sales charges to you. For purposes of determining the amount of purchases using the Right of Accumulation and Letter of Intent privileges, you may combine your purchase with:

     - purchases by your spouse or his, her or your joint account or for the account of any minor children, and

     - the aggregate investment of any trustee or other fiduciary for you and/or your spouse or your minor children.

A trustee or custodian of any qualified pension or profit sharing plan may combine its aggregate purchases.

HOW DO I INVEST DIRECTLY?

     When opening a new account directly, you must complete and sign an account application and send it to CGFSC, 73 Tremont Street, Boston, MA 02108. Telephone representatives are available at 1-800-442-1941 between the hours of 8:00 a.m. to 7:00 p.m. Central Time (9:00 a.m. to 8:00 p.m. Eastern
Time), Monday through Friday.

     Investments may be made in several ways:

     BY MAIL: Make your check payable to First Funds: Total Return Fixed Income Portfolio, and mail it, along with the application, to the address indicated on the application. Your account will be credited on the business day that CGFSC receives your application in good order and processes your transaction.

     BY BANK TRANSFER: Bank transfer allows you to move money between your bank account and your First Funds account. This automatic service allows you to transfer money from your bank account via the Automated Clearing House
(ACH) network to your Portfolio account. First, a Portfolio account must be established, and an application sent to CGFSC. Be sure to indicate on the application under the section Account Privileges that you desire to have this option. Once you have completed this process, you can initiate a bank transfer by contacting CGFSC at 1-800-442-1941 (option 2). Please allow two or three days after the authorization for the transfer to occur.

     BY WIRE: Call 1-800-442-1941 (option 2) to set up your Portfolio account to accommodate wire transactions. To initiate your wire transaction, call your depository institution. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

          Chase Manhattan Bank, N.A.
          ABA #021000021
          First Funds
          Credit DDA #910-2-733335
          (Account Registration)
          (Account Number)
          (Wire Control Number) *See Below*

     Prior to sending wires, please be sure to call 1-800-442-1941 (option 2) to receive a Wire Control Number to be included in the body of the wire (see above).

     Your bank may charge you a fee for this service.

HOW DO I REDEEM SHARES WHEN INVESTING DIRECTLY?

     You may redeem all or a portion of your shares on any day that the Portfolio is open for business. Shares will be redeemed at the NAV next calculated after CGFSC has received the redemption request and will accrue dividends through the day of redemption. If a Portfolio account is closed, any accrued dividends will be paid at the beginning of the following month.

     You may redeem shares in several ways:

     BY MAIL: Write a "letter of instruction" with your name, the Portfolio's name, your Portfolio account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account . You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the account application, along with a signature guarantee.

     A signature guarantee is designed to protect you, the Portfolio, and its agents from fraud. Your written request requires a signature guarantee if you wish to redeem more than $1,000 worth of shares; if your Portfolio account registration has changed within the last 30 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another First Funds account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

     BY BANK TRANSFER: When establishing your account in the Portfolio, you must have indicated this account privilege in order to authorize the redemption of monies with the proceeds transferred to your bank account. To authorize a redemption, simply contact CGFSC at 1-800-442-1941 (option 2) and your redemption will be processed at the NAV next calculated. Please allow two or three days after the authorization for monies to reach your bank account.

     BY WIRE: You may make redemptions by wire provided you have established a Portfolio account to accommodate wire transactions. If telephone instructions are received before 4:00 p.m. Eastern time, proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with CGFSC. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to CGFSC at 73 Tremont Street, Boston, Massachusetts, 02108.

     ADDITIONAL REDEMPTION REQUIREMENTS: The Portfolio may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven days. Also, when the New York Stock Exchange (NYSE) or the Federal Reserve Bank of New York (New York Federal Reserve) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed seven days. In addition, the Portfolio reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE or the New York Federal Reserve is closed, each Portfolio's NAV may be affected on days when investors do not have access to the Portfolios to purchase or redeem shares.

     If you are unable to reach CGFSC by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to CGFSC. In case of suspension of the right of redemption, you may either withdraw your request for redemption or you will receive payment based on the NAV next determined after the termination of the suspension.

HOW DO I INVEST THROUGH MY INVESTMENT PROFESSIONAL?

     If you are investing through your Investment Professional, you may be required to set up a brokerage or agency account. Please call your Investment Professional for information on establishing an account. If you are purchasing shares of the Portfolio through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. Certain features of such programs may impose additional requirements and charges for the services rendered. Your Investment Professional may offer any or all of the services mentioned in this section, and is responsible for initiating all initial purchase transactions. Please contact your Investment Professional for information on these services.

SYSTEMATIC INVESTING PROGRAM

     The Systematic Investing Program offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $25 per transaction) from your bank account to your First Funds account on a periodic basis. When you participate in this program, the minimum initial investment in each Portfolio is $250. You will receive a written confirmation of each automatic transfer from your bank account to your Portfolio account, and a debit entry will appear on your bank account statement. You may change the amount of your automatic investment, skip an investment, or stop the Systematic Investing Program by calling CGFSC at 1-800-442-1941 (option 2) or your Investment Professional at least three Business Days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN

     You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $100 or more per Portfolio per transaction. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted. Please contact your Investment Professional for more information.

ADDITIONAL INFORMATION

     TAX-DEFERRED RETIREMENT PLANS: Retirement plans can offer significant tax savings to individuals. Please call ALPS at 1-800-442-1941 (option 1) or your Investment Professional for more information on the plans and their benefits, provisions and fees. CGFSC or your Investment Professional can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and defer the tax on your investment income. Minimums may differ from those listed on page 9. Plans include Individual Retirement Accounts (IRAs), Rollover IRAs, Keogh Plans, and Simplified Employee Pension Plans (SEP-IRAs).

CLASS I, II AND III
-------------------

HOW ARE PORTFOLIO SHARES VALUED?

     The term "net asset value per share," or NAV, means the worth of one share. The NAV of each Class of the Portfolio is calculated by adding that Class' pro rata share of the value of all securities and other assets attributable to the Portfolio, deducting that Class' pro rata share of Portfolio liabilities, further deducting Class-specific liabilities, and dividing the result by the number of shares outstanding in the Class.

     The Portfolio is open for business each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (New York Federal Reserve) are open (a Business Day). The NAV is calculated at the close of the Portfolio's Business Day, which coincides with the close of trading of the NYSE (normally 4:00 p.m. Eastern time).

     The Portfolio's securities and other assets are valued primarily on the basis of market quotations furnished by pricing services, or if quotations are not available, by a method that the Trustees believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary United States market in which they are traded or, if not traded on a U.S. market, then their primary foreign market, and translated from foreign market quotations into U.S. dollars using current exchange rates.

     DISTRIBUTION OPTIONS: The Portfolio earns interest from bond, money market, and other fixed-income investments and dividends from its stocks. These are passed along as dividend distributions. The Portfolio may realize capital gains if it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Income dividends for the Total Return Fixed Income Portfolio are declared daily and paid monthly.

     When you fill out your account application, you can specify how you want to receive your distributions. Currently, there are three available options:

     1. REINVESTMENT OPTION. Your dividend distributions and capital gain distributions, if any, will be automatically reinvested in additional shares of the Portfolio. Reinvestment of distributions will be made at that day's NAV. If you do not indicate a choice on your application, you will be assigned this option.

     2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution, if any. Distribution checks will be mailed no later than seven days after the last day of the month.

     3. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

HOW ARE EXCHANGES MADE?

     An exchange is the redemption of shares of one Portfolio and the purchase of shares of another. The exchange privilege is a convenient way to sell and buy shares of other Portfolios registered in an investor's state. Except as noted below, each Portfolio's shares may be exchanged for the same class shares of other First Funds Portfolios. The redemption and purchase will be made at the next determined NAV after the exchange request is received and accepted by CGFSC. Fiduciaries may execute exchange transactions by calling CGFSC at 1-800-442-1941 (option 2) prior to 4:00 p.m. on any Business Day.

     Class II shares of the First Funds Money Market Portfolios are not currently available for investment. Investors in Class II shares wishing to exchange into one of these Money Market Portfolios will receive Class III shares.

     When making an exchange or opening an account in another Portfolio by exchange, the registration and tax identification numbers of the two accounts must be identical. In order to open a new account through exchange, the minimum initial investment requirements must be maintained.

     Each exchange may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, Garland discourages frequent exchange activity in response to short-term market fluctuations. The Portfolio reserves the right to refuse any specific purchase order, including certain purchases by exchange if, in Garland's opinion, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be affected adversely. Exchanges or purchase orders may be restricted or refused if the Portfolio receives or anticipates individual or simultaneous orders affecting significant portions of the Portfolio's assets. Although the Portfolio will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Portfolio reserves the right to modify or withdraw the exchange privilege and to suspend the offering of shares in any class without notice to shareholders. You or, if Class I, the Fiduciary will receive written confirmation of each exchange transaction.

     Exchanges are generally not permitted from Class I to another Class. Should a beneficial owner of Class I shares cease to be eligible to purchase shares of Class I , Class I shares held in a Fiduciary Account may be converted to shares of another class.

STATEMENTS AND REPORTS

     You or, if Class I, the Fiduciary will receive a monthly statement and a confirmation after every transaction that affects the share balance or the account registration. A statement with tax information will be mailed by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you or, if Class I, the Fiduciary will receive the Portfolio's financial statements. To reduce expenses, only one copy of the Portfolio's reports (such as the Prospectus and Annual Report) will be mailed to each investor or, if Class I, each Fiduciary. Please write to ALPS at the address indicated on the previous page to request additional copies.

-------------------------------------------------------------------------------
                       HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

     From time to time the Portfolio may quote the yield of Class I, II or III shares in advertisements or in reports or other communications with shareholders. The yield is a way of showing the rate of income that the Portfolio earns on its investments as the percentage of its share price. To calculate yield, the Portfolio takes the interest income it earned from its portfolio of investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on share price at the end of the 30-day period. Yields do not reflect gains or losses from portfolio transactions. Yields are calculated according to accounting methods that are standardized for all mutual funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Portfolio's yield may not equal its distribution rate, the income paid to an account, or the income reported in financial statements.

     Total return for Class I, II or III of the Portfolio is based on the overall dollar or percentage change in value of a hypothetical investment, assuming dividends are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in performance, you should recognize that they are not the same as actual year-by-year results. The yield and total returns of the three classes of the Portfolio are calculated separately due to separate expense structures as indicated in the "Summary Of Portfolio Expenses"; the yields and total returns of Class II and Class III will be lower than that of Class I.

     For additional performance information, contact your Investment Professional or ALPS for a free annual report and Statement of Additional Information for the Portfolio.

-------------------------------------------------------------------------------
                           PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

     The Portfolio's securities are generally traded in the over-the-counter market through broker-dealers. In the over-the-counter market, a securities firm or bank makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. The frequency of portfolio transactions - the Portfolio's portfolio turnover rate - will vary from year to year depending on market conditions. Total Return Fixed Income Portfolio's portfolio turnover rate for the period ended June 30, 1995 was 23%.

-------------------------------------------------------------------------------
         WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
-------------------------------------------------------------------------------

     The Portfolio intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Portfolio are declared daily and paid monthly.

     FEDERAL TAXES. Distributions from each Portfolio's taxable income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Portfolio will send each investor or, if Class I, each Fiduciary, an IRS Form 1099-DIV by January 31.

     CAPITAL GAINS. A capital gain or loss may be realized when shares of the Portfolio are redeemed or exchanged. For most types of accounts, the Portfolio will report the proceeds of redemptions to you and the IRS annually. However, because the tax treatment also depends on the purchase price and your personal tax position, regular account statements should be used to determine the tax gain or loss.

     "BUYING A DIVIDEND." On the record date for a distribution, the Portfolio's share price is reduced by the amount of the distribution. If shares are bought just before the record date (buying a dividend), the full price for the shares will be paid, and a portion of the price will be received back as a taxable distribution.

     OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions may be subject to state or local taxes. You should consult your tax advisor for details and up-to-date information on the tax laws in your state to determine whether the Portfolio is suitable given your particular tax situation. It is not anticipated that the Portfolio's distributions will be exempt from Tennessee personal income tax, except to the extent that any distributions of income are attributable to interest on bonds or securities of the U.S. government or any of its agencies or instrumentalities.

     When you sign your account application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require each Portfolio to withhold 31% of taxable distributions from your account.

-------------------------------------------------------------------------------
             WHAT ADVISORY AND OTHER FEES DOES THE PORTFOLIO PAY?
-------------------------------------------------------------------------------

     INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS. For managing its investment and business affairs, the Portfolio is obligated to pay Garland, a division of First Tennessee, 4990 Poplar Avenue, Memphis, Tennessee, a monthly management fee at the annual rate of .55% of its average net assets. Garland has voluntarily agreed to waive its full advisory fee for the Portfolio. This voluntary waiver can be discontinued at any time.

     Under the Investment Advisory and Management Agreement, Garland may, with the prior approval of the Trustees, engage one or more sub-advisers which may have full investment discretion to make all determinations with respect to the investment and reinvestment of all or any portion of the Portfolio's assets, subject to the terms and conditions of the investment advisory agreement and the written agreement with any such sub-adviser. In the event one or more sub-advisers is appointed by Garland, Garland shall monitor and evaluate the performance of such sub-advisers, allocate Portfolio assets to be managed by such sub-advisers, recommend any changes in or additional sub-advisers when appropriate and compensate each sub-adviser out of the investment advisory fee received by Garland from the Portfolio.

     First Tennessee has experience as an investment adviser to individual, corporate and institutional advisory clients, pension plans and collective investment funds, with approximately $13.2 billion in assets under administration (including nondiscretionary accounts) and $4.7 billion in assets under management as of June 30, 1995, as well as experience in supervising sub-advisers. For the Portfolio's fiscal year ended June 30, 1995, Garland earned $447,309 from the Portfolio before waiving all of its fee.

     Highland serves as the Sub-Adviser for the Portfolio subject to the supervision of Garland and pursuant to the authority granted to it under its Sub-Advisory Agreement with Garland. On March 1, 1994, Highland merged with and into First Tennessee Investment Management, Inc. (FTIM), an affiliate of First Tennessee, and changed its name to Highland Capital Management Corp. FTIM (now Highland), has been a wholly-owned subsidiary of First Tennessee National Corporation since 1972. First Tennessee and Highland have a history of investment management since 1929. Highland has a total of $1.8 billion in assets under management as of June 30, 1995. Garland is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .33% of Total Return Fixed Income Portfolio's average net assets. Highland is currently waiving some or all of its fees for the Portfolio.

     ADMINISTRATOR AND DISTRIBUTOR. ALPS, 370 17th Street, Suite 2700, Denver Colorado, 80202, serves as the Administrator and Distributor for the Portfolio. As Administrator, ALPS assists in the Portfolio's administration and operation, including but not limited to, providing office space and various legal and operational services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to and receives from the Portfolio a monthly fee at the annual rate of .15% of average net assets.

     Garland, 4990 Poplar Avenue, 3rd Floor, Memphis, Tennessee, 38117, serves as the Co-Administrator for each Portfolio. As the Co-Administrator, Garland assists in the Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. Garland is entitled to receive from the Portfolio a monthly fee at the annual rate of .05% of average net assets. Garland is voluntarily waiving this fee for Class I, however, there is no guarantee that this waiver will continue.

     As the Distributor, ALPS sells shares of each Portfolio as agent on behalf of the Trust at no additional cost to the Trust. Garland and its affiliates do not participate in and are not responsible for selling as an agent on behalf of the Trust, underwriting or distributing Trust shares. Consistent with applicable law, affiliates of Garland may receive commissions or asset-based fees.

     TRANSFER AGENT AND CUSTODIAN. Chase Global Funds Services Company, a division of Chase Manhattan Bank, N.A. ("CGFSC"), provides transfer agent and related services for the Portfolio. Chase Manhattan Bank, N.A. is custodian of the assets of the Trust.

     PRICING AND ACCOUNTING. CGFSC calculates the NAV and dividends of each class and maintains the portfolio and general accounting records.

     DISTRIBUTION PLANS AND SHAREHOLDER SERVICING PLANS. The Trustees have adopted a Distribution Plan on behalf of Class III of the Portfolio pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The NASD subjects asset-based sales charges to its maximum sales charge rule. Fees paid pursuant to the Portfolio's Distribution Plan will be limited by the restrictions imposed by the NASD rule. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of .75% of the Portfolio's average net assets. All or a portion of these fees will in turn be paid to Investment Professionals as compensation for selling shares of Class III and for providing ongoing sales support services. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Portfolio, under which Investment Professionals are paid at the annual rate of .25% of the Portfolio's average net assets, for shareholder services and account maintenance, including responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. The Distribution Fees are expenses of Class III and the Shareholder Servicing Fees are expenses of Class II and III in addition to the Management Fee and Administration Fee, and will reduce both class' net income and total return.

-------------------------------------------------------------------------------
                       HOW IS THE PORTFOLIO ORGANIZED?
-------------------------------------------------------------------------------

     The Portfolio is a diversified portfolio of First Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992. The Portfolio consists of three separate classes. The Trustees supervise the Trust's activities and review its contractual arrangements with companies that provide the Trust with services. The Trust is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio or class with respect to issues affecting that Portfolio or class, or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving investment advisory agreements. Shareholders receive one vote for each share owned and fractional votes for fractional shares owned. A Portfolio or class votes separately with respect to issues affecting only that Portfolio or class. Pursuant to the Declaration of Trust, the Trustees have the authority to issue additional classes of shares for the Portfolio.

PORTFOLIO MANAGEMENT

     Steven Wishnia, one of the Portfolio Managers for Total Return Fixed Income Portfolio, is a Director and Chairman of the Board of Highland. He joined Highland in April, 1987. Mr. Wishnia is a graduate of Pace University.

     James R. Turner is one of the Portfolio Managers for Total Return Fixed Income Portfolio. Mr. Turner managed the assets of the predecessor Fund to Total Return Fixed Income Portfolio from August 1986 until its conversion in August 1993 to a mutual fund. He also manages pension and endowment funds. He is a Vice President of Highland, and is a Chartered Financial Analyst. Mr. Turner is a graduate of the U.S. Military Academy and received a Masters of Science in Industrial Engineering from Stanford University.

-------------------------------------------------------------------------------
         INVESTMENT INSTRUMENTS, TRANSACTIONS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

     The following paragraphs provide a brief description of the securities in which the Portfolio may invest and the transactions each may make. The Portfolio is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Portfolio's investment objective and policies.

     ASSET-BACKED AND MORTGAGE SECURITIES purchased by the Portfolio may include interests in pools of mortgages, loans (including consumer loans), receivables or other assets. They may also include collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. CMOs are pass-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Highland determines they are consistent with the Portfolio's investment objective and policies.

     The value of mortgage-backed securities may change due to changes in the market's perception of issuers including their credit-worthiness. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. Some securities may have a structure that makes their reaction to changing interest rates and other factors difficult to predict and highly volatile.

     COMMERCIAL PAPER purchased by the Portfolio are short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

     DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Portfolio may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Portfolio's share price, yield, and return. Ordinarily, the Portfolio will not earn interest on obligations until they are delivered.

     DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, the Portfolio may engage in dollar roll transactions with respect to mortgage securities. In a dollar roll transaction, the Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar (same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments. The income from these investments, together with any price difference at the time of sale, will determine the net advantage to the Portfolio. When the Portfolio enters into a dollar roll transaction, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

     FOREIGN INVESTMENTS. The Portfolio may invest in foreign securities, which may involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political, regulatory or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile. Highland considers these factors in making foreign investments for the Portfolio.

     The Portfolio may also enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if Highland fails to predict foreign currency values correctly or employs a strategy that does not correlate well with a Portfolio's investments. A loss to the Portfolio may also result if the counterparty to a transaction fails to perform as obligated.

     ILLIQUID SECURITIES. Under the supervision of the Board of Trustees, Highland, under Garland's supervision, determines the liquidity of the Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments or securities subject to legal restrictions may involve time-consuming negotiation and legal expenses. It may be difficult or impossible for the Portfolio to sell illiquid or restricted securities promptly at an acceptable price. The Portfolio may invest up to 15% of its assets in illiquid investments.

     MONEY MARKET INSTRUMENTS are high quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits and other financial institution obligations. These instruments may carry fixed or variable rates.

     OPTIONS CONTRACTS. The Portfolio may buy and sell options contracts to manage their exposure to changing interest rates and security prices. To the extent it invests in securities denominated in foreign currencies, the Portfolio may also buy and sell options contracts to manage exposure to currency exchange rates. Some option strategies, including buying puts and writing calls, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including writing puts and buying calls, tend to increase market exposure. Options may be combined with each other in order to adjust the risk and return characteristics of the overall strategy. The Portfolio may enter into forward contracts for settlement or hedging purposes. The Portfolio may invest in options based on any type of security, index, or currency, including options traded on foreign exchanges and options not traded on exchanges.

     Options can be volatile investments and involve certain risks. If Highland applies a hedge at an inappropriate time or judges market conditions incorrectly, options strategies may result in a loss and lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. The use of options may increase the volatility of the Portfolio and may involve the investment of a small amount of cash relative to the risk assumed.

     The Portfolio will be able to hedge its total assets by writing calls or purchasing puts under normal conditions. In addition, the Portfolio will not write puts whose underlying value exceeds 25% of total assets, and will not buy calls with a value exceeding 5% of total assets.

     REPURCHASE AGREEMENTS AND SECURITIES LOANS. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. A Portfolio may also make securities loans to broker-dealers and institutional investors. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the obligations purchased had decreased, or the value of obligations lent had increased, a Portfolio could experience a loss. In all cases, Highland must find the creditworthiness of the other party to the transaction satisfactory.

     RESTRICTED SECURITIES. The Portfolio may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Portfolio's investment limitations.

     U.S. GOVERNMENT OBLIGATIONS purchased by the Portfolio are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the government will support these types of obligations, and therefore they involve more risk than other government obligations.

     U.S. TREASURY OBLIGATIONS purchased by the Portfolio are obligations issued by the United States and backed by its full faith and credit.

     VARIABLE AND FLOATING RATE INSTRUMENTS purchased by Total Return Fixed Income Portfolio, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Portfolio to sell them at par value plus accrued interest on short notice. When determining its average weighted portfolio maturity, the Portfolio will look to the interest readjustment date, rather than the maturity date, of the instrument.

     ZERO COUPON BONDS purchased by the Portfolio do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the

Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. The risks of these securities are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

                             INVESTMENT ADVISER
                             ------------------

                         Garland Capital Management
          (a division of First Tennessee Bank National Association)
                                Memphis, TN

                                SUB-ADVISER
                                -----------

                      Highland Capital Management Corp.
                                Memphis, TN

                                 OFFICERS
                                 --------

                       Richard C. Rantzow, President
                  Mark A. Pougnet, Treasurer & Secretary

                                 TRUSTEES
                                 --------

                           Thomas M. Batchelor
                              John A. DeCell
                            L.R. Jalenak, Jr.
                            Larry W. Papasan
                           Richard C. Rantzow

                      ADMINISTRATOR AND DISTRIBUTOR
                      -----------------------------

                     ALPS Mutual Funds Services, Inc.
                                Denver, CO

                 TRANSFER AND SHAREHOLDER SERVICING AGENT
                 ----------------------------------------

                   Chase Global Funds Services Company
                                Boston, MA

                                CUSTODIAN
                                ---------

                        Chase Manhattan Bank, N.A.
                              New York, NY